UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05238

Nuveen New York Municipal Value Fund, Inc.
(Exact name of registrant as specified in charter)

Nuveen Investments
333 West Wacker Drive
Chicago, IL 60606
(Address of principal executive offices) (Zip code)

Gifford R. Zimmerman
Nuveen Investments
333 West Wacker Drive
Chicago, IL 60606
(Name and address of agent for service)

Registrant’s telephone number, including area code: (312) 917-7700

Date of fiscal year end: February 28

Date of reporting period: February 28, 2017

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

NUVEEN

Closed-End Funds

Nuveen
Municipal Closed-End Funds

It's not what you earn, it's what you keep.®

Annual Report February 28, 2017

NNY
Nuveen New York Municipal Value Fund, Inc.

NYV
Nuveen New York Municipal Value Fund 2

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Table of Contents

Chairman's Letter to Shareholders	4

Portfolio Manager's Comments	5

Fund Leverage	9

Common Share Information	11

Risk Considerations	13

Performance Overview and Holding Summaries	14

Report of Independent Registered Public Accounting Firm	18

Portfolios of Investments	19

Statement of Assets and Liabilities	49

Statement of Operations	50

Statement of Changes in Net Assets	52

Statement of Cash Flows	54

Financial Highlights	56

Notes to Financial Statements	61

Additional Fund Information	75

Glossary of Terms Used in this Report	76

Reinvest Automatically, Easily and Conveniently	78

Board Members & Officers	79

NUVEEN	3

Chairman's Letter to Shareholders
Dear Shareholders,
Whether politics or the economy will prevail over the financial markets this year has been a much-analyzed question. After the U.S. presidential election, stocks rallied to new all-time highs, bonds tumbled, and business and consumer sentiment grew pointedly optimistic. But, to what extent the White House can translate rhetoric into stronger economic and corporate earnings growth remains to be seen. Stock prices have experienced upward momentum driven by positive economic news, interest rates are rising in light of the next anticipated Federal Reserve (Fed) rate hikes and inflation is ticking higher.
The Trump administration's early policy decisions have caused the markets to reassess their outlooks, cooling the stock market rally and stabilizing bond prices. The White House's pro-growth agenda of tax reform, infrastructure spending and deregulation remains on the table, but there is growing recognition that it may look different than Wall Street had initially expected.
Nevertheless, there is a case for optimism. The jobs recovery, firming wages, the housing market and confidence measures are supportive of continued expansion in the economy. The Fed enacted its second and third interest rate hikes in December 2016 and March 2017, respectively, a vote of confidence that its employment and inflation targets are on track. Economies outside the U.S. have strengthened in recent months, possibly heralding the beginnings of a global synchronized recovery. Furthermore, the populist/nationalist undercurrent that helped deliver President Trump's win and the U.K.'s decision to leave the European Union (or "Brexit") remained in the minority in the Dutch general election in March, easing the political uncertainty surrounding France and Germany's elections later this year.
In the meantime, the markets will be focused on economic sentiment surveys along with "hard" data such as consumer and business spending to gauge the economy's progress. With the Fed now firmly in tightening mode, rate moves that are more aggressive than expected could spook the markets and potentially stifle economic growth. On the political economic front, President Trump's other signature platform plank, protectionism, is arguably anti-growth. We expect some churning in the markets as these issues sort themselves out.
Market volatility readings have been remarkably low of late, but conditions can change quickly. As market conditions evolve, Nuveen remains committed to rigorously assessing opportunities and risks. If you're concerned about how resilient your investment portfolio might be, we encourage you to talk to your financial advisor. On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.
Sincerely,
William J. Schneider
Chairman of the Board
 April 24, 2017

4	NUVEEN

Portfolio Manager's Comments
Nuveen New York Municipal Value Fund, Inc. (NNY)
Nuveen New York Municipal Value Fund 2 (NYV)
Nuveen New York Quality Municipal Income Fund (NAN)
(formerly known as Nuveen New York Dividend Advantage Municipal Fund)
Nuveen New York AMT-Free Quality Municipal Income Fund (NRK)
(formerly known as Nuveen New York AMT-Free Municipal Income Fund)
These Funds feature portfolio management by Nuveen Asset Management, LLC, an affiliate of Nuveen, LLC. Portfolio manager Scott R. Romans, PhD, discusses economic and municipal market conditions at the national and state levels, key investment strategies and the performance of the Nuveen New York Funds during the abbreviated reporting period from the Funds' previous fiscal year end on September 30, 2016 through the Funds' new fiscal year end on February 28, 2017. Scott assumed portfolio management responsibility for these four Funds in 2011.
Effective December 28, 2016, Nuveen New York Quality Municipal Income Fund (NAN) changed its name from Nuveen New York Dividend Advantage Municipal Fund (NAN) and Nuveen New York AMT-Free Quality Municipal Income Fund (NRK) changed its name from Nuveen New York AMT-Free Municipal Income Fund (NRK).
Effective October1, 2016 the Funds' fiscal and tax year ends changed from September 30th to February 28th as approved by the Funds' Board of Trustees. As a result, the Funds are preparing an annual report for the five-month period ended February 28, 2017.
What factors affected the U.S. economy and the national municipal bond market during the abbreviated reporting period ended February 28, 2017?
In the abbreviated reporting period, the U.S. economy continued to expand at its below-trend rate but showed signs of strengthening. In the fourth quarter of 2016, the Bureau of Economic Analysis reported that the economy grew at an annual rate of 2.1%, as measured by the "third" estimate of real gross domestic product (GDP), which is the value of goods and services produced by the nation's economy less the value of the goods and services used up in production, adjusted for price changes.
Although sentiment measures were considerably more optimistic at the end of 2016 than earlier in the year, the economy had been gradually improving throughout the year. The labor market continued to tighten, inflation ticked higher, and consumer confidence and spending were higher. As reported by the Bureau of Labor Statistics, the unemployment rate fell to 4.7% in February 2017 from 4.9% in February 2016 and job gains averaged around 200,000 per month for the past twelve months. Higher oil prices helped

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio manager as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements, and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.

For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor's (S&P), Moody's Investors Service, Inc. (Moody's) or Fitch, Inc. (Fitch). This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings, while BB, B, CCC, CC, C and D are below investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.
Bond insurance guarantees only the payment of principal and interest on the bond when due, and not the value of the bonds themselves, which will fluctuate with the bond market and the financial success of the issuer and the insurer. Insurance relates specifically to the bonds in the portfolio and not to the share prices of a Fund. No representation is made as to the insurers' ability to meet their commitments.
Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

NUVEEN	5

Portfolio Manager's Comments (continued)
drive a steady increase in inflation over this reporting period. The twelve-month change in the Consumer Price Index (CPI) rose from the low of 0.8% in July 2016 to 2.7% over the twelve-month reporting period ended February 2017 on a seasonally adjusted basis, as reported by the U.S. Bureau of Labor Statistics. The core CPI (which excludes food and energy) increased 2.2% during the same period, slightly above the Federal Reserve's (Fed) unofficial longer term inflation objective of 2.0% and the fifteenth consecutive month in the range of 2.1% to 2.3%. The housing market also continued to improve, with historically low mortgage rates and low inventory driving home prices higher. The S&P CoreLogic Case-Shiller U.S. National Home Price Index, which covers all nine U.S. census divisions, recorded a 5.9% annual gain in January 2017 (most recent data available at the time this report was prepared) (effective July 26, 2016, the S&P/Case-Shiller U.S. National Home Price Index was renamed the S&P CoreLogic Case-Shiller U.S. National Home Price Index). The 10-City and 20-City Composites reported year-over-year increases of 4.8% and 5.7%, respectively.
The U.S. Federal Reserve's (Fed) economic outlook also struck a more optimistic tone, prompting the Fed's policy making committee to raise its main benchmark interest rate in December 2016 and again in March 2017 (after the close of this reporting period). These moves were widely expected by the markets, and additional increases are anticipated in 2017 as the Fed seeks to gradually "normalize" interest rates.
While the anticipation of the Fed's increase began to drive interest rates somewhat higher in the U.S. before the election, Donald Trump's win sent rates sharply upward in November and December. Consumer, business and market sentiment were bolstered by hopes that Trump's policy agenda of tax reform, infrastructure spending and reduced regulation would reignite the economy. While U.S. stocks rallied particularly strongly in the months following the election, the advance slowed toward the end of the reporting period as concerns about the new administration's immigration policy and the Republican's health care bill began to weigh on the markets.
The municipal bond market encountered elevated volatility over the abbreviated reporting period, driven by a sell-off and widening credit spreads following the surprise election results. Prior to the election, municipal bond mutual funds had been drawing steady inflows from September 2015 to October 2016, which kept demand outpacing supply and supported prices. However, beginning in mid-October, demand began to soften in anticipation of a Fed rate hike. Municipal bond prices continued to fall in November after Trump's win triggered rising inflation and interest rate expectations as well as speculation on tax code changes, and in December due to tax-loss selling. A sharp rise in interest rates after the election fueled a reversal in municipal bond fund flow. These funds saw large outflows in the fourth quarter of 2016, especially in the high yield municipal segment, which drove mutual fund managers to sell positions to help meet investor redemptions. At the same time, new issuance spiked in October, further contributing to excess supply and exacerbating falling prices and credit spread widening.
For the twelve-month period ended February 28, 2017, municipal bond issuance nationwide totaled $442.7 billion, an 11.5% gain from the issuance for the twelve-month period ended February 29, 2016. Gross issuance remains robust as issuers continue to actively and aggressively refund their outstanding debt given the very low interest rate environment. In these transactions the issuers are issuing new bonds and taking the bond proceeds and redeeming (calling) old bonds. These refunding transactions have ranged from 40%-60% of total issuance over the past few years. Thus, the net issuance (all bonds issued less bonds redeemed) is actually much lower than the gross issuance. In fact, the total municipal bonds outstanding has actually declined in each of the past four calendar years. So, the gross is surging, but the net is not and this was an overall positive technical factor on municipal bond investment performance in recent years. However, since the low in July 2016, interest rates have moved higher on expectations of additional Fed rate hikes, rising inflation and stronger economic growth. Issuers have begun to pull future refunding deals, as higher interest rates have eroded the potential cost savings of replacing older bonds.
Although the municipal bond market experienced widening credit spreads post-election, the trend was more attributable to technical conditions than a change in the fundamental backdrop. Despite the U.S. economy's rather sluggish recovery, improving state and local balance sheets have contributed to generally good credit fundamentals. Higher tax revenue growth, better expense management and a more cautious approach to new debt issuance have led to credit upgrades and stable credit outlooks for many state and local issuers. While some pockets of weakness continued to grab headlines, including Illinois, New Jersey and Puerto Rico, their problems were largely contained, with minimal spillover into the broader municipal market.

6	NUVEEN

How were economic and market conditions in New York during the abbreviated reporting period ended February 28, 2017?
New York State's $1.4 trillion economy represents 8.1% of U.S. gross domestic product and, according to the International Monetary Fund, would be the eleventh largest economy in the world on a stand-alone basis. As of February 2017, the state's unemployment rate registered 4.4%, slightly below the national average of 4.7%. The state's budget picture has improved considerably over the past few years. Revenues have been increased through tax hikes and expenditures have been more tightly controlled. On a significant positive note, New York State has collected approximately $8.7 billion in various settlements and assessments from the financial industry over the past two years. Proceeds from those settlements have been used to bolster reserves, foster economic development upstate and provide funds for the replacement of the Tappan Zee Bridge. The adopted $156 billion budget for Fiscal Year 2017 is 9% higher than the adopted Fiscal Year 2016 budget and contains no new taxes. The budget also includes a $1.5 billion increase in education spending. New York is both a high income state, with per-capita income at 121% of the U.S. average, the fourth-highest among the 50 states, and a heavily indebted state. According to Moody's, New York ranked fifth in the nation in debt-per-capita in 2015 (NY: $3,021; median: $1,025), sixth in debt-per-capita as a percentage of personal income (NY: 5.4%; median: 2.5%) and ninth in debt-to-gross state domestic product (NY: 4.3%; median: 2.2%). The state's pensions have traditionally been well funded, though they did decline with the stock market financial crisis of 2008. As of February 2017, Moody's rates New York "Aa1" with a stable outlook. S&P rates the state "AA+" with a stable outlook. New York municipal bond supply totaled $43.7 billion for the twelve-month period ended February 28, 2017, a gross issuance increase of 3.1% from the same period a year earlier. This ranked New York third among state issuers behind California and Texas.
What key strategies were used to manage the New York Funds during the abbreviated reporting period ended February 28, 2017?
The volatile market environment for municipal bonds resulted in a negative return in both the national and state indexes during the abbreviated reporting period. Credit spreads widened in October 2016 and November 2016, but, after some stabilization in the market during December 2016, began to tighten again in January and February 2017.
Trading activity was pronounced in the abbreviated reporting period. The shift in market conditions during October and November presented an environment that was favorable for pursuing tax loss swaps. We sold some lower coupon bonds that were bought during the summer when interest rates were lower and used the proceeds to buy similarly structured bonds with higher coupons, to capitalize on the tax loss (which can be used to offset future taxable gains) and boost the Funds' income distribution capabilities. We also modified the Funds' credit ratings allocations, moving some of the AAA exposure into higher yielding, BBB rated and below investment grade bonds.
As of February 28, 2017, all four of these Funds continued to use inverse floating rate securities. We employ inverse floaters for a variety of reasons, including duration management, income enhancement and total return enhancement.
How did the New York Funds perform during the abbreviated reporting period ended February 28, 2017?
The tables in each Fund's Performance Overview and Holding Summaries section of this report provide the Funds' total return for the abbreviated, one-year, five-year, ten-year and/or since inception periods ended February 28, 2017. Each Fund's total returns at net asset value (NAV) are compared with the performance of corresponding market indexes.
For the abbreviated reporting period ended February 28, 2017, the total return at common share NAV for all four Funds trailed the returns for the S&P Municipal Bond New York Index and the national S&P Municipal Bond Index.
The main detractor from the Funds' performance in the abbreviated reporting period was yield curve and duration positioning. In addition, the use of regulatory leverage affected the performance of NAN and NRK. Leverage is discussed in more detail later in the Fund Leverage section of this report. NRK was positioned with a longer duration relative to the benchmark than NAN was, which amplified the negative impact of duration positioning on NRK's performance. Similarly, among the two Funds that do not

NUVEEN	7

Portfolio Manager's Comments (continued)
use regulatory leverage, NNY had a longer relative duration than NYV, which disproportionately hurt NNY's performance compared to that of NYV. Credit ratings and sector allocations did not have a meaningful effect on performance in this abbreviated reporting period.
An Update Involving Puerto Rico
As noted in the Funds' previous shareholder reports, we continue to monitor situations in the broader municipal market for any impact on the Funds' holdings and performance: the ongoing economic problems of Puerto Rico is one such case. Puerto Rico's continued economic weakening, escalating debt service obligations, and long-standing inability to deliver a balanced budget led to multiple downgrades on its debt over the past two years. Puerto Rico has warned investors since 2014 that the island's debt burden may be unsustainable and the Commonwealth has been exploring various strategies to deal with this burden, including Chapter 9 bankruptcy, which is currently not available by law. On June 30, 2016, President Obama signed the Puerto Rico Oversight, Management and Economic Stability Act (PROMESA) into law. The legislation creates a path for Puerto Rico to establish an independent oversight board responsible for managing the government's financial operations and restructure debt. Implementation is expected to take time, as the law focuses on developing a comprehensive five-year fiscal plan.
In terms of Puerto Rico holdings, shareholders should note that, as of the end of this reporting period, NYV had no exposure to Puerto Rico debt, NAN held 0.8%, NNY held 2.9% and NRK had an allocation of 3.2%, with all of the Funds' Puerto Rico holdings in insured bonds. The Puerto Rico credits offered higher yields, added diversification and triple exemption (i.e., exemption from most federal, state and local taxes). Puerto Rico general obligation debt is currently rated Caa2/CC/CC (below investment grade) by Moody's, S&P and Fitch, respectively, with negative outlooks.
A Note About Investment Valuations
The municipal securities held by the Funds are valued by the Funds' pricing service using a range of market-based inputs and assumptions. A different municipal pricing service might incorporate different assumptions and inputs into its valuation methodology, potentially resulting in different values for the same securities. These differences could be significant, both as to such individual securities, and as to the value of a given Fund's portfolio in its entirety. Thus, the current net asset value of a Fund's shares may be impacted, higher or lower, if the Fund were to change pricing service, or if its pricing service were to materially change its valuation methodology. On October 4, 2016, the Funds' current municipal bond pricing service was acquired by the parent company of another pricing service. The two services have not yet combined their valuation organizations and process, but they announced in March 2017, that they anticipate doing so sometime in the ensuing several months. Such changes could have an impact on the net asset value of the Fund's shares.

8	NUVEEN

Fund Leverage
IMPACT OF THE FUNDS' LEVERAGE STRATEGIES ON PERFORMANCE
One important factor impacting the returns of the Funds relative to their comparative benchmarks was the Funds' use of leverage through their issuance of preferred shares and/or investments in inverse floating rate securities, which represent leveraged investments in underlying bonds. NNY and NYV do not use regulatory leverage. The Funds use leverage because our research has shown that, over time, leveraging provides opportunities for additional income, particularly in the recent market environment where short-term market rates are at or near historical lows, meaning that the short-term rates the Fund has been paying on its leveraging instruments have been much lower than the interest the Fund has been earning on its portfolio of long-term bonds that it has bought with the proceeds of that leverage. However, use of leverage also can expose the Fund to additional price volatility. When a Fund uses leverage, the Fund will experience a greater increase in its net asset value if the municipal bonds acquired through the use of leverage increase in value, but it will also experience a correspondingly larger decline in its net asset value if the bonds acquired through leverage decline in value, which will make the Fund's net asset value more volatile, and its total return performance more variable over time. In addition, income in levered funds will typically decrease in comparison to unlevered funds when short-term interest rates increase and increase when short-term interest rates decrease. Leverage from inverse floating rate securities had a negligible impact on performance over this reporting period. Regulatory leverage had a positive impact on the performance of NAN and NRK over this reporting period.
As of February 28, 2017, the Funds' percentages of leverage are as shown in the accompanying table.

	NNY	NYV	NAN	NRK
Effective Leverage*	2.74%	5.22%	38.97%	38.82%
Regulatory Leverage*	0.00%	0.00%	33.80%	37.37%

*
Effective leverage is a Fund's effective economic leverage, and includes both regulatory leverage and the leverage effects of certain derivative and other investments in a Fund's portfolio that increase the Fund's investment exposure. Currently, the leverage effects of Tender Option Bond (TOB) inverse floater holdings are included in effective leverage values, in addition to any regulatory leverage. Regulatory leverage consists of preferred shares issued or borrowings of a Fund. Both of these are part of a Fund's capital structure. A Fund, however, may from time to time borrow on a typically transient basis in connection with its day-to-day operations, primarily in connection with the need to settle portfolio trades. Such incidental borrowings are excluded from the calculation of a Fund's effective leverage ratio. Regulatory leverage is subject to asset coverage limits set forth in the Investment Company Act of 1940.

NUVEEN	9

Fund Leverage (continued)
THE FUNDS' REGULATORY LEVERAGE
As of February 28, 2017, the following Funds have issued and outstanding Institutional MuniFund Term Preferred (iMTP) Shares, Variable Rate MuniFund Term Preferred (VMTP) Shares and/or Variable Rate Demand Preferred (VRDP) Shares as shown in the accompanying table. As mentioned previously, NNY and NYV do not use regulatory leverage.
	iMTP Shares		VMTP Shares		VRDP Shares
		Shares		Shares		Shares
		Issued at		Issued at		Issued at
		Liquidation		Liquidation		Liquidation
	Series	Preference	Series	Preference	Series	Preference	Total
NAN	—	$—	2019	$147,000,000	1	$89,000,000	$236,000,000
NRK	2017	$79,000,000	—	$—	1	$112,300,000
		—	—	—	2	164,800,000
		—	—	—	3	161,700,000
		—	—	—	4	50,000,000
		—	—	—	5	175,000,000
		$79,000,000		$—		$663,800,000	$742,800,000

Subsequent to the end of the reporting period, NRK announced that it has filed notice with the Securities and Exchange Commission of its intent to redeem all of its outstanding iMTP Shares. The Fund expects to finance the iMTP share redemptions with the proceeds of newly issued preferred shares and the redemptions are contingent upon the completion of all aspects of such preferred share placements by the Fund, which may not occur as planned. Refer to the Notes to Financial Statements, Note 4 – Fund Shares, Preferred Shares for further details on iMTP, VMTP and VRDP Shares and each Fund's respective transactions.

10	NUVEEN

Common Share Information
COMMON SHARE DISTRIBUTION INFORMATION
The following information regarding the Funds' distributions is current as of February 28, 2017. Each Fund's distribution levels may vary over time based on each Fund's investment activity and portfolio investments value changes.
During the current reporting period, each Fund's distributions to common shareholders were as shown in the accompanying table.

	Per Common Share Amounts
Monthly Distributions (Ex-Dividend Date)	NNY	NYV	NAN	NRK
October 2016	$0.0325	$0.0525	$0.0605	$0.0555
November	0.0325	0.0525	0.0605	0.0555
December	0.0315	0.0500	0.0595	0.0535
January	0.0315	0.0500	0.0595	0.0535
February 2017	0.0315	0.0500	0.0595	0.0535
Total Monthly Per Share Distributions	$0.1595	$0.2550	$0.2995	$0.2715
Ordinary Income Distribution*	$—	$0.0336	$0.0020	$—
Total Distributions from Net Investment Income	$0.1595	$0.2886	$0.3015	$0.2715

Yields
Market Yield**	3.90%	4.03%	5.19%	4.97%
Taxable-Equivalent Yield**	5.80%	6.00%	7.72%	7.40%

*	Distribution paid in December 2016.

**
Market Yield is based on the Fund's current annualized monthly dividend divided by the Fund's current market price as of the end of the reporting period. Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 32.8%. When comparing a Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield would be lower.

Each Fund in this report seeks to pay regular monthly dividends out of its net investment income at a rate that reflects its past and projected net income performance. To permit each Fund to maintain a more stable monthly dividend, the Fund may pay dividends at a rate that may be more or less than the amount of net income actually earned by the Fund during the period. If a Fund has cumulatively earned more than it has paid in dividends, it will hold the excess in reserve as undistributed net investment income (UNII) as part of the Fund's net asset value. Conversely, if a Fund has cumulatively paid in dividends more than it has earned, the excess will constitute a negative UNII that will likewise be reflected in the Fund's net asset value. Each Fund will, over time, pay all its net investment income as dividends to shareholders.
As of February 28, 2017, all of the Funds had positive UNII balances for tax purposes. NNY, NYV and NAN had positive UNII balances while NRK had a negative UNII balance for financial reporting purposes.
All monthly dividends paid by each Fund during the current reporting period were paid from net investment income. If a portion of the Fund's monthly distributions was sourced from or comprised of elements other than net investment income, including capital gains and/or a return of capital, shareholders would have received a notice to that effect. For financial reporting purposes, the

NUVEEN	11

Common Share Information (continued)
composition and per share amounts of each Fund's dividends for the reporting period are presented in this report's Statement of Changes in Net Assets and Financial Highlights, respectively. For income tax purposes, distribution information for each Fund as of its most recent tax year end is presented in Note 6 — Income Tax Information within the Notes to Financial Statements of this report.
COMMON SHARE REPURCHASES
During August 2016, the Funds' Board of Directors/Trustees reauthorized an open-market share repurchase program, allowing each Fund to repurchase an aggregate of up to approximately 10% of its outstanding shares.
As of February 28, 2017, and since the inception of the Funds' repurchase programs, the Funds have cumulatively repurchased and retired their outstanding common shares as shown in the accompanying table.

	NNY	NYV	NAN	NRK
Common shares cumulatively repurchased and retired	—	—	2,500	6,800
Common shares authorized for repurchase	1,520,000	235,000	3,115,000	8,760,000
During the current reporting period, the Funds did not repurchase any of their outstanding common shares.
OTHER COMMON SHARE INFORMATION
As of February 28, 2017, and during the current reporting period, the Funds' common share prices were trading at a premium/(discount) to their common share NAVs as shown in the accompanying table.

	NNY	NYV	NAN	NRK
Common share NAV	$9.89	$15.46	$14.85	$14.21
Common share price	$9.70	$14.87	$13.75	$12.93
Premium/(Discount) to NAV	(1.92)%	(3.82)%	(7.41)%	(9.01)%
5-month average premium/(discount) to NAV	(2.77)%	(2.90)%	(7.76)%	(9.06)%

12	NUVEEN

Risk Considerations
Fund shares are not guaranteed or endorsed by any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation.
Nuveen New York Municipal Value Fund, Inc. (NNY)
Investing in closed-end funds involves risk; principal loss is possible. There is no guarantee the Fund's investment objectives will be achieved. Closed-end fund shares may frequently trade at a discount or premium to their net asset value. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, derivatives risk, liquidity risk, and income risk. As interest rates rise, bond prices fall. State concentration makes the Fund more susceptible to local adverse economic, political, or regulatory changes affecting municipal bond issuers. These and other risk considerations such as tax risk are described in more detail on the Fund's web page at www.nuveen.com/NNY.
Nuveen New York Municipal Value Fund 2 (NYV)
Investing in closed-end funds involves risk; principal loss is possible. There is no guarantee the Fund's investment objectives will be achieved. Closed-end fund shares may frequently trade at a discount or premium to their net asset value. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, derivatives risk, liquidity risk, and income risk. As interest rates rise, bond prices fall. State concentration makes the Fund more susceptible to local adverse economic, political, or regulatory changes affecting municipal bond issuers. These and other risk considerations such as tax risk are described in more detail on the Fund's web page at www.nuveen.com/NYV.
Nuveen New York Quality Municipal Income Fund (NAN)
 (formerly known as Nuveen New York Dividend Advantage Municipal Fund)
Investing in closed-end funds involves risk; principal loss is possible. There is no guarantee the Fund's investment objectives will be achieved. Closed-end fund shares may frequently trade at a discount or premium to their net asset value. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, derivatives risk, liquidity risk, and income risk. As interest rates rise, bond prices fall. Leverage increases return volatility and magnifies the Fund's potential return and its risks; there is no guarantee a fund's leverage strategy will be successful. State concentration makes the Fund more susceptible to local adverse economic, political, or regulatory changes affecting municipal bond issuers. These and other risk considerations such as inverse floater risk and tax risk are described in more detail on the Fund's web page at www.nuveen.com/NAN.
Nuveen New York AMT-Free Quality Municipal Income Fund (NRK)
 (formerly known as Nuveen New York AMT-Free Municipal Income Fund)
Investing in closed-end funds involves risk; principal loss is possible. There is no guarantee the Fund's investment objectives will be achieved. Closed-end fund shares may frequently trade at a discount or premium to their net asset value. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, derivatives risk, liquidity risk, and income risk. As interest rates rise, bond prices fall. Leverage increases return volatility and magnifies the Fund's potential return and its risks; there is no guarantee a fund's leverage strategy will be successful. State concentration makes the Fund more susceptible to local adverse economic, political, or regulatory changes affecting municipal bond issuers. These and other risk considerations such as inverse floater risk and tax risk are described in more detail on the Fund's web page at www.nuveen.com/NRK.

NUVEEN	13

NNY
Nuveen New York Municipal Value Fund, Inc.
Performance Overview and Holding Summaries as of February 28, 2017
Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.
Total Returns as of February 28, 2017

	Cumulative	Average Annual
	5-Month	1-Year	5-Year	10-Year
NNY at Common Share NAV	(2.71)%	1.42%	3.35%	4.16%
NNY at Common Share Price	(4.54)%	0.71%	3.06%	4.57%
S&P Municipal Bond New York Index	(2.18)%	0.46%	3.20%	4.22%
S&P Municipal Bond Index	(2.14)%	0.76%	3.25%	4.22%
Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses and assume reinvestment of distributions. Comparative index return information is provided for the Fund's shares at NAV only. Indexes are not available for direct investment.
This data relates to the securities held in the Fund's portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.
For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor's Group, Moody's Investors Service, Inc. or Fitch, Inc. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation
(% of net assets)
Long-Term Municipal Bonds	101.0%
Other Assets Less Liabilities	1.2%
Net Assets Plus Floating Rate Obligations	102.2%
Floating Rate Obligations	(2.2)%
Net Assets	100%

Portfolio Composition
(% of total investments)
Transportation	23.7%
Education and Civic Organizations	20.6%
Tax Obligation/Limited	18.5%
U.S. Guaranteed	11.7%
Utilities	8.1%
Water and Sewer	4.4%
Other	13.0%
Total	100%

Portfolio Credit Quality
(% of total investment exposure)
AAA/U.S. Guaranteed	25.8%
AA	41.4%
A	12.0%
BBB	7.7%
BB or Lower	8.6%
N/R (not rated)	4.5%
Total	100%

14	NUVEEN

NYV
Nuveen New York Municipal Value Fund 2
Performance Overview and Holding Summaries as of February 28, 2017
Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.
Total Returns as of February 28, 2017

	Cumulative	Average Annual
	5-Month	1-Year	5-Year	Since Inception
NYV at Common Share NAV	(2.41)%	0.57%	3.70%	5.45%
NYV at Common Share Price	(4.67)%	(0.58)%	4.15%	4.57%
S&P Municipal Bond New York Index	(2.18)%	0.46%	3.20%	4.74%
S&P Municipal Bond Index	(2.14)%	0.76%	3.25%	4.97%
Since inception returns are from 4/28/09. Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses and assume reinvestment of distributions. Comparative index return information is provided for the Fund's shares at NAV only. Indexes are not available for direct investment.
This data relates to the securities held in the Fund's portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.
For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor's Group, Moody's Investors Service, Inc. or Fitch, Inc. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation
(% of net assets)
Long-Term Municipal Bonds	98.2%
Other Assets Less Liabilities	1.8%
Net Assets	100%

Portfolio Composition
(% of total investments)
U.S. Guaranteed	25.9%
Tax Obligation/Limited	21.5%
Education and Civic Organizations	14.3%
Transportation	10.0%
Utilities	5.6%
Tax Obligation/General	4.4%
Other	18.3%
Total	100%

Portfolio Credit Quality
(% of total investment exposure)
AAA/U.S. Guaranteed	44.2%
AA	23.8%
A	13.7%
BBB	6.8%
BB or Lower	7.6%
N/R (not rated)	3.9%
Total	100%

NUVEEN	15

NAN
Nuveen New York Quality Municipal Income Fund
(formerly known as Nuveen New York Dividend Advantage Municipal Fund)
Performance Overview and Holding Summaries as of February 28, 2017
Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.
Total Returns as of February 28, 2017

	Cumulative	Average Annual
	5-Month	1-Year	5-Year	10-Year
NAN at Common Share NAV	(3.97)%	0.36%	4.14%	5.07%
NAN at Common Share Price	(8.32)%	0.54%	3.85%	4.56%
S&P Municipal Bond New York Index	(2.18)%	0.46%	3.20%	4.22%
S&P Municipal Bond Index	(2.14)%	0.76%	3.25%	4.22%
Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses and assume reinvestment of distributions. Comparative index return information is provided for the Fund's shares at NAV only. Indexes are not available for direct investment.
This data relates to the securities held in the Fund's portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.
For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor's Group, Moody's Investors Service, Inc. or Fitch, Inc. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation
(% of net assets)
Long-Term Municipal Bonds	156.1%
Other Assets Less Liabilities	1.1%
Net Assets Plus Floating Rate Obligations, VMTP Shares, net of deferred offering costs & VRDP Shares, net of deferred offering costs	157.2%
Floating Rate Obligations	(6.4)%
VMTP Shares, net of deferred offering costs	(31.8)%
VRDP Shares, net of deferred offering costs	(19.0)%
Net Assets	100%

Portfolio Composition
(% of total investments)
Tax Obligation/Limited	17.7%
Education and Civic Organizations	17.6%
Transportation	17.2%
U.S. Guaranteed	11.7%
Utilities	7.7%
Tax Obligation/General	6.8%
Consumer Staples	5.4%
Water and Sewer	5.0%
Other	10.9%
Total	100%

Portfolio Credit Quality
(% of total investment exposure)
AAA/U.S. Guaranteed	27.2%
AA	36.0%
A	13.1%
BBB	7.8%
BB or Lower	9.6%
N/R (not rated)	6.3%
Total	100%

16	NUVEEN

NRK
Nuveen New York AMT-Free Quality Municipal Income Fund
(formerly known as Nuveen New York AMT-Free Municipal Income Fund)
Performance Overview and Holding Summaries as of February 28, 2017
Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.
Total Returns as of February 28, 2017

	Cumulative	Average Annual
	5-Month	1-Year	5-Year	10-Year
NRK at Common Share NAV	(4.52)%	1.28%	3.51%	4.56%
NRK at Common Share Price	(6.49)%	2.95%	2.57%	4.27%
S&P Municipal Bond New York Index	(2.18)%	0.46%	3.20%	4.22%
S&P Municipal Bond Index	(2.14)%	0.76%	3.25%	4.22%
Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses and assume reinvestment of distributions. Comparative index return information is provided for the Fund's shares at NAV only. Indexes averages are not available for direct investment.
This data relates to the securities held in the Fund's portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.
For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor's Group, Moody's Investors Service, Inc. or Fitch, Inc. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation
(% of net assets)
Long-Term Municipal Bonds	161.1%
Other Assets Less Liabilities	1.1%
Net Assets Plus Floating Rate Obligations, iMTP Shares, net of deferred offering costs & VRDP Shares, net of deferred offering costs	162.2%
Floating Rate Obligations	(2.8)%
iMTP Shares, net of deferred offering costs	(6.3)%
VRDP Shares, net of deferred offering costs	(53.1)%
Net Assets	100%

Portfolio Composition
(% of total investments)
Tax Obligation/Limited	28.7%
Education and Civic Organizations	18.6%
Transportation	12.4%
U.S. Guaranteed	8.6%
Utilities	7.1%
Consumer Staples	6.5%
Tax Obligation/General	5.9%
Water and Sewer	5.9%
Other	6.3%
Total	100%

Portfolio Credit Quality
(% of total investment exposure)
AAA/U.S. Guaranteed	30.0%
AA	39.0%
A	14.9%
BBB	4.8%
BB or Lower	6.2%
N/R (not rated)	5.1%
Total	100%

NUVEEN	17

Report of Independent Registered Public Accounting Firm
To the Board of Directors/Trustees and Shareholders of
Nuveen New York Municipal Value Fund, Inc.
Nuveen New York Municipal Value Fund 2
Nuveen New York Quality Municipal Income Fund
(formerly known as Nuveen New York Dividend Advantage Municipal Fund)
Nuveen New York AMT-Free Quality Municipal Income Fund
 (formerly known as Nuveen New York AMT-Free Municipal Income Fund):
We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Nuveen New York Municipal Value Fund, Inc., Nuveen New York Municipal Value Fund 2, Nuveen New York Quality Municipal Income Fund, and Nuveen New York AMT-Free Quality Municipal Income Fund (the "Funds") as of February 28, 2017, and the related statements of operations and cash flows (where applicable) for the five-month period from October 1, 2016 through February 28, 2017 and the one-year period ended September 30, 2016, the statements of changes in net assets for the five-month period from October 1, 2016 through February 28, 2017 and each of the years in the two-year period ended September 30, 2016, and the financial highlights for the five-month period from October 1, 2016 through February 28, 2017 and each of the years in the three-year period ended September 30, 2016. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the periods presented through September 30, 2013 were audited by other auditors whose report dated November 26, 2013 expressed an unqualified opinion on those financial highlights.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of February 28, 2017, by correspondence with the custodian and brokers or other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Funds as of February 28, 2017, the results of their operations, cash flows (where applicable), changes in their net assets, and financial highlights for each of the periods described in the first paragraph, in conformity with U.S. generally accepted accounting principles.
/s/ KPMG LLP
Chicago, Illinois
 April 26, 2017

18	NUVEEN

NNY
Nuveen New York Municipal Value Fund, Inc.
	Portfolio of Investments	February 28, 2017

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 101.0% (100.0% of Total Investments)
	MUNICIPAL BONDS – 101.0% (100.0% of Total Investments)
	Consumer Discretionary – 1.3% (1.3% of Total Investments)
$1,950	Seneca Nation of Indians Capital Improvements Authority, New York, Special Obligation Bonds, Series 2007A, 5.000%, 12/01/23	6/17 at 100.00	N/R	$1,960,667
	Consumer Staples – 3.4% (3.4% of Total Investments)
1,000	Erie County Tobacco Asset Securitization Corporation, New York, Tobacco Settlement Asset-Backed Bonds, Series 2005A, 5.000%, 6/01/38	4/17 at 100.00	BB	1,000,080
500	Nassau County Tobacco Settlement Corporation, New York, Tobacco Settlement Asset-Backed Bonds, Refunding Series 2006A-2, 5.250%, 6/01/26	6/17 at 100.00	B–	499,985
2,875	Nassau County Tobacco Settlement Corporation, New York, Tobacco Settlement Asset-Backed Bonds, Series 2006A-3, 5.000%, 6/01/35	4/17 at 100.00	B–	2,804,534
230	TSASC Inc., New York, Tobacco Asset-Backed Bonds, Series 2006, 5.000%, 6/01/48	6/27 at 100.00	N/R	234,984
500	TSASC Inc., New York, Tobacco Settlement Asset-Backed Bonds, Fiscal 2017 Series B, 5.000%, 6/01/25	No Opt. Call	BBB	553,435
5,105	Total Consumer Staples			5,093,018
	Education and Civic Organizations – 20.9% (20.6% of Total Investments)
275	Albany Industrial Development Agency, New York, Revenue Bonds, Albany Law School, Series 2007A, 5.000%, 7/01/31	7/17 at 100.00	BBB	277,599
415	Albany Industrial Development Agency, New York, Revenue Bonds, Brighter Choice Charter Schools, Series 2007A, 5.000%, 4/01/37	4/17 at 100.00	B	343,267
750	Buffalo and Erie County Industrial Land Development Corporation, New York, Revenue Bonds, Enterprise Charter School Project, Series 2011A, 7.500%, 12/01/40	12/20 at 100.00	B	750,353
1,250	Build New York City Resource Corporation, New York, Revenue Bonds, City University of New York – Queens College, Q Student Residences, LLC Project, Refunding Series 2014A, 5.000%, 6/01/43	6/24 at 100.00	Aa2	1,406,713
	Build New York City Resource Corporation, New York, Revenue Bonds, South Bronx Charter School for International Cultures and the Arts Project, Series 2013A:
215	5.000%, 4/15/33	4/23 at 100.00	BB+	211,713
310	5.000%, 4/15/43	4/23 at 100.00	BB+	296,062
1,175	Dormitory Authority of the State of New York, General Revenue Bonds, Manhattan College, Series 2007A, 5.000%, 7/01/41 – RAAI Insured	7/17 at 100.00	AA	1,189,758
415	Dormitory Authority of the State of New York, General Revenue Bonds, Saint Johns University, Series 2013A, 5.000%, 7/01/44	7/23 at 100.00	A–	453,811
1,000	Dormitory Authority of the State of New York, Housing Revenue Bonds, Fashion Institute of Technology, Series 2007, 5.250%, 7/01/34 – FGIC Insured	No Opt. Call	AA–	1,152,480
	Dormitory Authority of the State of New York, Lease Revenue Bonds, State University Dormitory Facilities, Series 2015A:
235	5.000%, 7/01/31	7/25 at 100.00	Aa3	272,645
265	5.000%, 7/01/33	7/25 at 100.00	Aa3	303,846
	Dormitory Authority of the State of New York, Revenue Bonds, Icahn School of Medicine at Mount Sinai, Refunding Series 2015A:
1,330	5.000%, 7/01/40	7/25 at 100.00	A–	1,446,096
2,180	5.000%, 7/01/45	7/25 at 100.00	A–	2,352,460
1,955	Dormitory Authority of the State of New York, Revenue Bonds, New School University, Series 2015A, 5.000%, 7/01/45	7/25 at 100.00	A–	2,166,961
760	Dormitory Authority of the State of New York, Revenue Bonds, New York University, Series 2015A, 5.000%, 7/01/35	7/25 at 100.00	AA–	861,810
2,385	Dormitory Authority of the State of New York, Revenue Bonds, New York University, Series 2016A, 5.000%, 7/01/39	7/26 at 100.00	AA–	2,702,420

NUVEEN	19

NNY	Nuveen New York Municipal Value Fund, Inc.
	Portfolio of Investments (continued)	February 28, 2017

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Education and Civic Organizations (continued)
$280	Dormitory Authority of the State of New York, Revenue Bonds, Saint Joseph's College, Series 2010, 5.250%, 7/01/35	7/20 at 100.00	Ba1	$295,224
680	Dormitory Authority of the State of New York, Revenue Bonds, Vaughn College of Aeronautics & Technology, Series 2016A, 5.500%, 12/01/36	12/26 at 100.00	BB–	684,529
580	Glen Cove Local Economic Assistance Corporation, New York, Revenue Bonds, Garvies Point Public Improvement Project, Capital Appreciation Series 2016C, 0.000%, 1/01/55 (4)	1/34 at 100.00	N/R	388,020
300	Hempstead Town Local Development Corporation, New York, Revenue Bonds, Adelphi University Project, Series 2013, 5.000%, 9/01/43	9/23 at 100.00	A–	327,264
880	Hempstead Town Local Development Corporation, New York, Revenue Bonds, Molloy College Project, Series 2009, 5.750%, 7/01/39	7/19 at 100.00	BBB	944,838
	Monroe County Industrial Development Corporation, New York, Revenue Bonds, St. John Fisher College, Series 2011:
1,000	6.000%, 6/01/30	6/21 at 100.00	A–	1,125,500
1,000	6.000%, 6/01/34	6/21 at 100.00	A–	1,116,490
3,000	Monroe County Industrial Development Corporation, New York, Revenue Bonds, University of Rochester Project, Series 2011B, 5.000%, 7/01/41	7/21 at 100.00	AA–	3,321,690
	New Rochelle Corporation, New York, Local Development Revenue Bonds, Iona College Project, Series 2015A:
25	5.000%, 7/01/40	7/25 at 100.00	BBB	26,776
25	5.000%, 7/01/45	7/25 at 100.00	BBB	26,721
	New York City Industrial Development Agency, New York, PILOT Revenue Bonds, Queens Baseball Stadium Project, Series 2006:
1,500	5.000%, 1/01/39 – AMBAC Insured	4/17 at 100.00	BBB	1,503,405
1,175	4.750%, 1/01/42 – AMBAC Insured	4/17 at 100.00	BBB	1,175,811
	New York City Industrial Development Authority, New York, PILOT Revenue Bonds, Yankee Stadium Project, Series 2006:
1,610	4.500%, 3/01/39 – FGIC Insured	4/17 at 100.00	Baa1	1,613,719
800	4.750%, 3/01/46 – NPFG Insured	4/17 at 100.00	AA–	802,320
1,345	Tompkins County Development Corporation, New York, Revenue Bonds, Ithaca College, Series 2011, 5.375%, 7/01/41 – AGM Insured	1/21 at 100.00	A2	1,490,959
300	Troy Capital Resource Corporation, New York, Revenue Bonds, Rensselaer Polytechnic Institute, Series 2010A, 5.125%, 9/01/40	9/20 at 100.00	A3	330,678
29,415	Total Education and Civic Organizations			31,361,938
	Health Care – 1.9% (1.9% of Total Investments)
1,000	New York Liberty Development Corporation, Revenue Bonds, Goldman Sachs Headquarters Issue, Series 2007, 5.500%, 10/01/37	No Opt. Call	A	1,237,980
350	Dormitory Authority of the State of New York, Highland Hospital of Rochester Revenue Bonds, Series 2010, 5.000%, 7/01/26	7/20 at 100.00	A	379,631
290	Livingston County Industrial Development Agency, New York, Civic Facility Revenue Bonds, Nicholas H. Noyes Hospital, Series 2005, 6.000%, 7/01/30	4/17 at 100.00	BB	290,009
250	Suffolk County Economic Development Corporation, New York, Revenue Bonds, Catholic Health Services of Long Island Obligated Group Project, Refunding Series 2011, 5.000%, 7/01/28	7/21 at 100.00	A–	268,938
500	Yonkers Industrial Development Agency, New York, Revenue Bonds, St. John's Riverside Hospital, Series 2001A, 7.125%, 7/01/31	4/17 at 100.00	BB–	500,850
155	Yonkers Industrial Development Agency, New York, Revenue Bonds, St. John's Riverside Hospital, Series 2001B, 7.125%, 7/01/31	4/17 at 100.00	BB–	155,264
2,545	Total Health Care			2,832,672
	Housing/Multifamily – 1.7% (1.7% of Total Investments)
210	East Syracuse Housing Authority, New York, FHA-Insured Section 8 Assisted Revenue Refunding Bonds, Bennet Project, Series 2001A, 6.700%, 4/01/21	4/17 at 100.00	AA	210,779
1,000	New York City Housing Development Corporation, New York, Multifamily Housing Revenue Bonds, Series 2009C-1, 5.500%, 11/01/34	5/19 at 100.00	AA+	1,058,650

20	NUVEEN

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Housing/Multifamily (continued)
$1,250	New York City Housing Development Corporation, New York, Multifamily Housing Revenue Bonds, Series 2009M, 5.150%, 11/01/45	5/19 at 100.00	AA+	$1,282,213
2,460	Total Housing/Multifamily			2,551,642
	Industrials – 1.9% (1.9% of Total Investments)
425	Build New York City Resource Corporation, New York, Solid Waste Disposal Revenue Bonds, Pratt Paper NY, Inc. Project, Series 2014, 5.000%, 1/01/35 (Alternative Minimum Tax)	1/25 at 100.00	N/R	447,376
2,350	New York Liberty Development Corporation, New York, Liberty Revenue Bonds, 3 World Trade Center Project, Class 1 Series 2014, 5.000%, 11/15/44	11/24 at 100.00	N/R	2,463,646
2,775	Total Industrials			2,911,022
	Long-Term Care – 0.5% (0.6% of Total Investments)
270	Dormitory Authority of the State of New York, Non-State Supported Debt, Ozanam Hall of Queens Nursing Home Revenue Bonds, Series 2006, 5.000%, 11/01/31	4/17 at 100.00	Baa1	270,240
170	New York City Industrial Development Agency, New York, Civic Facility Revenue Bonds, Special Needs Facilities Pooled Program, Series 2008A-1, 5.500%, 7/01/18	4/17 at 100.00	N/R	168,645
235	Suffolk County Industrial Development Agency, New York, Civic Facility Revenue Bonds, Special Needs Facilities Pooled Program, Series 2008-B1, 5.800%, 7/01/23	4/17 at 101.00	N/R	174,245
225	Yonkers Industrial Development Agency, New York, Civic Facilities Revenue Bonds, Special Needs Facilities Pooled Program Bonds, Series 2008-C1, 5.800%, 7/01/23	4/17 at 100.00	N/R	218,840
900	Total Long-Term Care			831,970
	Tax Obligation/General – 2.2% (2.2% of Total Investments)
1,930	New York City, New York, General Obligation Bonds, Fiscal 2008 Series D-1, 5.125%, 12/01/25	12/17 at 100.00	AA	1,991,972
1,000	New York City, New York, General Obligation Bonds, Fiscal 2014 Series A-1, 5.000%, 8/01/26	8/23 at 100.00	AA	1,164,620
90	New York City, New York, General Obligation Bonds, Fiscal 2017 Series B-1, 5.000%, 12/01/41	12/26 at 100.00	AA	102,833
3,020	Total Tax Obligation/General			3,259,425
	Tax Obligation/Limited – 18.7% (18.5% of Total Investments)
	Dormitory Authority of the State of New York, Second General Resolution Consolidated Revenue Bonds, City University System, Series 1993A:
430	5.750%, 7/01/18	No Opt. Call	AA	445,295
1,400	6.000%, 7/01/20	No Opt. Call	AA	1,575,952
2,290	Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds, General Purpose Series 2012D, 5.000%, 2/15/37	2/22 at 100.00	AAA	2,576,181
	Dormitory Authority of the State of New York, State Sales Tax Revenue Bonds, Series 2015B. Group A,B&C:
1,000	5.000%, 3/15/32	9/25 at 100.00	AAA	1,169,500
640	5.000%, 3/15/35	9/25 at 100.00	AAA	740,045
2,500	Government of Guam, Business Privilege Tax Bonds, Refunding Series 2015D, 5.000%, 11/15/28	11/25 at 100.00	A	2,691,800
1,500	Metropolitan Transportation Authority, New York, Dedicated Tax Fund Bonds, Series 2009B, 5.000%, 11/15/34	11/19 at 100.00	AA	1,640,445
1,200	New York City Transitional Finance Authority, New York, Building Aid Revenue Bonds, Fiscal Series 2007S-2, 5.000%, 1/15/28 – FGIC Insured	4/17 at 100.00	AA	1,204,476
1,500	New York City Transitional Finance Authority, New York, Building Aid Revenue Bonds, Fiscal Series 2009-S5, 5.250%, 1/15/39	1/19 at 100.00	AA	1,603,695
3,000	New York City Transitional Finance Authority, New York, Building Aid Revenue Bonds, Fiscal Series 2015S-2, 5.000%, 7/15/40	7/25 at 100.00	AA	3,389,400
1,680	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds, Subordinate Fiscal 2013 Series I, 5.000%, 5/01/38	5/23 at 100.00	AAA	1,901,424
1,225	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds, Subordinate Fiscal 2014 Series D-1, 5.000%, 2/01/35	2/24 at 100.00	AAA	1,385,328
2,450	New York State Thruway Authority, Highway and Bridge Trust Fund Bonds, Series 2005B, 5.500%, 4/01/20 – AMBAC Insured (UB) (5)	No Opt. Call	AA+	2,773,964

NUVEEN	21

NNY	Nuveen New York Municipal Value Fund, Inc.
	Portfolio of Investments (continued)	February 28, 2017

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
$600	New York State Urban Development Corporation, Special Project Revenue Bonds, University Facilities Grants, Series 1995, 5.875%, 1/01/21	No Opt. Call	AA	$683,574
20,000	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Series 2007A, 0.000%, 8/01/43 – NPFG Insured	No Opt. Call	AA–	4,380,599
41,415	Total Tax Obligation/Limited			28,161,678
	Transportation – 23.9% (23.7% of Total Investments)
2,500	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Refunding Series 2015D-1, 5.000%, 11/15/30	11/25 at 100.00	AA–	2,912,575
3,500	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Series 2012E, 5.000%, 11/15/42	11/22 at 100.00	AA–	3,880,414
1,100	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Series 2013E, 5.000%, 11/15/31	11/23 at 100.00	AA–	1,253,637
2,000	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Series 2014B, 5.250%, 11/15/38	5/24 at 100.00	AA–	2,288,460
5,000	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Series 2016C-1, 5.000%, 11/15/34	11/26 at 100.00	AA–	5,719,149
1,500	New York City Industrial Development Agency, New York, Civic Facility Revenue Bonds, Bronx Parking Development Company, LLC Project, Series 2007, 5.875%, 10/01/46 (6)	10/17 at 102.00	N/R	482,895
660	New York Liberty Development Corporation, New York, Liberty Revenue Bonds, 4 World Trade Center Project, Series 2011, 5.000%, 11/15/44	11/21 at 100.00	A+	729,208
	New York Transportation Development Corporation, New York, Special Facility Revenue Bonds, American Airlines, Inc. John F Kennedy International Airport Project, Refunding Series 2016:
665	5.000%, 8/01/26 (Alternative Minimum Tax)	8/21 at 100.00	BB–	700,471
2,020	5.000%, 8/01/31 (Alternative Minimum Tax)	8/21 at 100.00	BB–	2,106,941
2,630	New York Transportation Development Corporation, Special Facilities Bonds, LaGuardia Airport Terminal B Redevelopment Project, Series 2016A, 5.000%, 7/01/46 (Alternative Minimum Tax)	7/24 at 100.00	BBB	2,769,074
5,900	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, One Hundred Eighty-Ninth Series 2015, 5.000%, 5/01/40	5/25 at 100.00	AA–	6,662,869
1,575	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, One Hundred Seventy Ninth Series 2013, 5.000%, 12/01/43	12/23 at 100.00	AA–	1,783,829
	Port Authority of New York and New Jersey, Special Project Bonds, JFK International Air Terminal LLC Project, Eighth Series 2010:
225	6.500%, 12/01/28	4/17 at 100.00	Baa1	229,428
1,160	6.000%, 12/01/36	12/20 at 100.00	Baa1	1,309,083
2,000	Triborough Bridge and Tunnel Authority, New York, General Purpose Revenue Bonds, Refunding Series 2016A, 5.000%, 11/15/41	5/26 at 100.00	AA–	2,288,660
780	Triborough Bridge and Tunnel Authority, New York, General Purpose Revenue Bonds, Refunding Subordinate Lien Series 2002E, 5.500%, 11/15/20 – NPFG Insured	No Opt. Call	AA–	904,543
33,215	Total Transportation			36,021,236
	U.S. Guaranteed – 11.9% (11.7% of Total Investments) (7)
990	Albany Industrial Development Agency, New York, Revenue Bonds, Saint Peter's Hospital, Series 2008D, 5.750%, 11/15/27 (Pre-refunded 11/15/17)	11/17 at 100.00	N/R (7)	1,025,561
1,350	Brooklyn Arena Local Development Corporation, New York, Payment in Lieu of Taxes Revenue Bonds, Barclays Center Project, Series 2009, 6.250%, 7/15/40 (Pre-refunded 1/15/20)	1/20 at 100.00	AA+ (7)	1,545,143
	Dormitory Authority of the State of New York, Orange Regional Medical Center Obligated Group Revenue Bonds, Series 2008:
1,060	6.500%, 12/01/21 (Pre-refunded 12/01/18)	12/18 at 100.00	Baa3 (7)	1,145,987
565	6.125%, 12/01/29 (Pre-refunded 12/01/18)	12/18 at 100.00	Baa3 (7)	615,833
1,155	6.250%, 12/01/37 (Pre-refunded 12/01/18)	12/18 at 100.00	Baa3 (7)	1,261,433
525	Dormitory Authority of the State of New York, Revenue Bonds, New School University, Series 2010, 5.250%, 7/01/30 (Pre-refunded 7/01/20)	7/20 at 100.00	A– (7)	594,431

22	NUVEEN

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	U.S. Guaranteed (7) (continued)
$2,100	Dormitory Authority of the State of New York, Revenue Bonds, NYU Hospitals Center, Series 2011A, 6.000%, 7/01/40 (Pre-refunded 7/01/20)	7/20 at 100.00	A– (7)	$2,429,175
435	Dormitory Authority of the State of New York, GNMA Collateralized Revenue Bonds, Cabrini of Westchester Project, Series 2006, 5.200%, 2/15/41 (Pre-refunded 4/12/17)	4/17 at 103.00	AA+ (7)	449,538
1,365	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Series 2008A, 5.250%, 11/15/36 (Pre-refunded 11/15/17)	11/17 at 100.00	AA– (7)	1,409,281
1,635	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Series 2008A, 5.250%, 11/15/36 (Pre-refunded 11/15/17)	11/17 at 100.00	N/R (7)	1,688,039
2,830	New York City, New York, General Obligation Bonds, Fiscal 2008 Series D-1, 5.125%, 12/01/25 (Pre-refunded 12/01/17)	12/17 at 100.00	N/R (7)	2,924,664
2,100	New York State Environmental Facilities Corporation, State Personal Income Tax Revenue Bonds, Series 2008A, 5.000%, 12/15/27 (Pre-refunded 12/15/17) (UB)	12/17 at 100.00	AAA	2,172,135
325	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, One Hundred Forty Eighth Series 2008, Tender Option Bond Trust 2015-XF2178, 16.229%, 8/15/32 (Pre-refunded 8/15/17) – AGM Insured (IF) (5)	8/17 at 100.00	AA (7)	351,429
170	Seneca County Industrial Development Authority, New York, Revenue Bonds, New York Chiropractic College, Series 2007, 5.000%, 10/01/27 (Pre-refunded 10/01/17)	10/17 at 100.00	N/R (7)	174,338
45	Suffolk County Economic Development Corporation, New York, Revenue Bonds, Catholic Health Services of Long Island Obligated Group Project, Refunding Series 2011, 5.000%, 7/01/28 (Pre-refunded 7/01/21)	7/21 at 100.00	N/R (7)	51,903
16,650	Total U.S. Guaranteed			17,838,890
	Utilities – 8.2% (8.1% of Total Investments)
1,000	Chautauqua County Industrial Development Agency, New York, Exempt Facility Revenue Bonds, NRG Dunkirk Power Project, Series 2009, 5.875%, 4/01/42	2/20 at 100.00	Baa3	1,046,320
90	Guam Power Authority, Revenue Bonds, Series 2012A, 5.000%, 10/01/34	10/22 at 100.00	BBB	93,825
135	Long Island Power Authority, New York, Electric System General Revenue Bonds, Series 2014A, 5.000%, 9/01/44	9/24 at 100.00	A–	149,490
400	Long Island Power Authority, New York, Electric System Revenue Bonds, Series 2011A, 5.000%, 5/01/38	5/21 at 100.00	A–	427,268
1,250	Long Island Power Authority, New York, Electric System Revenue Bonds, Series 2012A, 5.000%, 9/01/37	9/22 at 100.00	A–	1,359,513
2,490	Niagara Area Development Corporation, New York, Solid Waste Disposal Facility Revenue Refunding Bonds, Covanta Energy Project, Series 2012A, 5.250%, 11/01/42 (Alternative Minimum Tax)	11/17 at 100.00	BB+	2,506,583
400	Suffolk County Industrial Development Agency, New York, Revenue Bonds, Nissequogue Cogeneration Partners Facility, Series 1998, 5.500%, 1/01/23 (Alternative Minimum Tax)	4/17 at 100.00	N/R	399,180
	Utility Debt Securitization Authority, New York, Restructuring Bonds, Series 2013TE:
4,440	5.000%, 12/15/34	12/23 at 100.00	AAA	5,129,753
1,100	5.000%, 12/15/41	12/23 at 100.00	AAA	1,259,786
11,305	Total Utilities			12,371,718
	Water and Sewer – 4.5% (4.4% of Total Investments)
300	Buffalo Municipal Water Finance Authority, New York, Water System Revenue Bonds, Refunding Series 2015A, 5.000%, 7/01/29	7/25 at 100.00	A	343,863

New York State Environmental Facilities Corporation, State Clean Water and Drinking Water Revolving Funds Revenue Bonds, New York City Municipal Water Finance Authority Projects, Second Resolution Subordinated SRF Series 2015A:

2,100	5.000%, 6/15/36	6/25 at 100.00	AAA	2,419,704
2,500	5.000%, 6/15/40	6/25 at 100.00	AAA	2,866,725

NUVEEN	23

NNY	Nuveen New York Municipal Value Fund, Inc.
	Portfolio of Investments (continued)	February 28, 2017

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Water and Sewer (continued)
$1,000	New York State Environmental Facilities Corporation, State Revolving Funds Revenue Bonds, 2010 Master Financing Program, Series 2012B, 5.000%, 2/15/42	2/22 at 100.00	AAA	$1,102,750
5,900	Total Water and Sewer			6,733,042
$156,655	Total Long-Term Investments (cost $145,223,892)			151,928,918
	Floating Rate Obligations – (2.2)%			(3,255,000)
	Other Assets Less Liabilities – 1.2%			1,684,488
	Net Assets Applicable to Common Shares – 100%			$150,358,406

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.
(2)
Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns. Optional Call Provisions are not covered by the report of independent registered public accounting firm.

(3)
For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor's Group ("Standard & Poor's"), Moody's Investors Service, Inc. ("Moody's") or Fitch, Inc. ("Fitch") rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor's, Baa by Moody's or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies. Ratings are not covered by the report of independent registered public accounting firm.

(4)	Step-up coupon. The rate shown is the coupon as of the end of the reporting period.
(5)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.
(6)
As of, or subsequent to, the end of the reporting period this security is non-income producing. Non-income producing, in the case of a fixed-income security, generally denotes that the issuer has (1) defaulted on the payment of principal or interest, (2) is under the protection of the Federal Bankruptcy Court or (3) the Fund's Adviser has concluded that the issue is not likely to meet its future interest payment obligations and has ceased accruing additional income on the Fund's records.

(7)
Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the ratings of such securities.

(IF)	Inverse floating rate investment.
(UB)
Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities for more information.

See accompanying notes to financial statements.

24	NUVEEN

NYV
Nuveen New York Municipal Value Fund 2
	Portfolio of Investments	February 28, 2017

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 98.2% (100.0% of Total Investments)
	MUNICIPAL BONDS – 98.2% (100.0% of Total Investments)
	Consumer Staples – 4.2% (4.3% of Total Investments)
$1,320	District of Columbia Tobacco Settlement Corporation, Tobacco Settlement Asset-Backed Bonds, Series 2001, 6.500%, 5/15/33	No Opt. Call	Baa1	$1,516,218
	Education and Civic Organizations – 14.0% (14.3% of Total Investments)
1,200	Albany Industrial Development Agency, New York, Revenue Bonds, Brighter Choice Charter Schools, Series 2007A, 5.000%, 4/01/37	4/17 at 100.00	B	992,580
210	Buffalo and Erie County Industrial Land Development Corporation, New York, Revenue Bonds, Enterprise Charter School Project, Series 2011A, 6.000%, 12/01/19	No Opt. Call	B	212,426
	Build New York City Resource Corporation, New York, Revenue Bonds, South Bronx Charter School for International Cultures and the Arts Project, Series 2013A:
50	5.000%, 4/15/33	4/23 at 100.00	BB+	49,236
75	5.000%, 4/15/43	4/23 at 100.00	BB+	71,628
100	Dormitory Authority of the State of New York, General Revenue Bonds, Saint Johns University, Series 2013A, 5.000%, 7/01/44	7/23 at 100.00	A–	109,352
200	Dormitory Authority of the State of New York, Revenue Bonds, New York University, Series 2015A, 5.000%, 7/01/35	7/25 at 100.00	AA–	226,792
1,000	Dormitory Authority of the State of New York, Revenue Bonds, Non State Supported Debt, Cornell University, Series 2010A, 5.000%, 7/01/40	7/20 at 100.00	Aa1	1,107,780
165	Dormitory Authority of the State of New York, Revenue Bonds, Vaughn College of Aeronautics & Technology, Series 2016A, 5.500%, 12/01/36	12/26 at 100.00	BB–	166,099
145	Glen Cove Local Economic Assistance Corporation, New York, Revenue Bonds, Garvies Point Public Improvement Project, Capital Appreciation Series 2016C, 0.000%, 1/01/55 (4)	1/34 at 100.00	N/R	97,005
100	Hempstead Town Local Development Corporation, New York, Revenue Bonds, Adelphi University Project, Series 2013, 5.000%, 9/01/38	9/23 at 100.00	A–	109,332
4,895	New York City Industrial Development Agency, New York, Revenue Bonds, Yankee Stadium Project PILOT, Series 2009A, 0.000%, 3/01/40 – AGC Insured	No Opt. Call	AA	1,960,496
8,140	Total Education and Civic Organizations			5,102,726
	Financials – 4.3% (4.4% of Total Investments)
1,000	New York Liberty Development Corporation, Revenue Bonds, Goldman Sachs Headquarters Issue, Series 2005, 5.250%, 10/01/35	No Opt. Call	A	1,197,980
300	New York Liberty Development Corporation, Revenue Bonds, Goldman Sachs Headquarters Issue, Series 2007, 5.500%, 10/01/37	No Opt. Call	A	371,394
1,300	Total Financials			1,569,374
	Health Care – 0.6% (0.6% of Total Investments)
50	Dormitory Authority of the State of New York, Highland Hospital of Rochester Revenue Bonds, Series 2010, 5.000%, 7/01/26	7/20 at 100.00	A	54,233
160	Yonkers Industrial Development Agency, New York, Revenue Bonds, St. John's Riverside Hospital, Series 2001B, 7.125%, 7/01/31	4/17 at 100.00	BB–	160,272
210	Total Health Care			214,505
	Housing/Multifamily – 4.1% (4.2% of Total Investments)
1,000	New York State Housing Finance Agency, Affordable Housing Revenue Bonds, Series 2009A, 5.250%, 11/01/41	5/19 at 100.00	Aa2	1,037,290
450	New York State Housing Finance Agency, Affordable Housing Revenue Bonds, Series 2009B, 4.500%, 11/01/29	5/19 at 100.00	Aa2	461,336
1,450	Total Housing/Multifamily			1,498,626

NUVEEN	25

NYV	Nuveen New York Municipal Value Fund 2
	Portfolio of Investments (continued)	February 28, 2017

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Industrials – 2.0% (2.0% of Total Investments)
$105	Build New York City Resource Corporation, New York, Solid Waste Disposal Revenue Bonds, Pratt Paper NY, Inc. Project, Series 2014, 5.000%, 1/01/35 (Alternative Minimum Tax)	1/25 at 100.00	N/R	$110,528
580	New York Liberty Development Corporation, New York, Liberty Revenue Bonds, 3 World Trade Center Project, Class 1 Series 2014, 5.000%, 11/15/44	11/24 at 100.00	N/R	608,049
685	Total Industrials			718,577
	Tax Obligation/General – 4.3% (4.4% of Total Investments)
1,000	Nassau County, New York, General Obligation Bonds, General Improvement Series 2016C, 5.000%, 4/01/35	4/26 at 100.00	A+	1,125,030
400	Yonkers, New York, General Obligation Bonds, Refunding Series 2011A, 5.000%, 10/01/24 – AGM Insured	10/21 at 100.00	AA	450,516
1,400	Total Tax Obligation/General			1,575,546
	Tax Obligation/Limited – 21.1% (21.5% of Total Investments)
1,200	Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds, Education Series 2009A, 5.000%, 3/15/38	3/19 at 100.00	AAA	1,286,472
560	Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds, General Purpose Series 2015B Group C, 5.000%, 2/15/38	2/25 at 100.00	AAA	632,044
1,800	Dormitory Authority of the State of New York, State Sales Tax Revenue Bonds, Series 2015B. Group A,B&C, 5.000%, 3/15/35	9/25 at 100.00	AAA	2,081,374
1,710	Hudson Yards Infrastructure Corporation, New York, Revenue Bonds, Series 2006A, 5.000%, 2/15/47	4/17 at 100.00	A	1,724,689
1,500	New York City Transitional Finance Authority, New York, Building Aid Revenue Bonds, Fiscal Series 2009-S5, 5.250%, 1/15/39	1/19 at 100.00	AA	1,603,695
300	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds, Subordinate Fiscal 2014 Series D-1, 5.000%, 2/01/35	2/24 at 100.00	AAA	339,264
7,070	Total Tax Obligation/Limited			7,667,538
	Transportation – 9.8% (10.0% of Total Investments)
1,000	Foothill/Eastern Transportation Corridor Agency, California, Toll Road Revenue Bonds, Refunding Series 2013A, 5.000%, 1/15/42 – AGM Insured	1/24 at 100.00	AA	1,103,190
2,000	New York City Industrial Development Agency, New York, Civic Facility Revenue Bonds, Bronx Parking Development Company, LLC Project, Series 2007, 5.750%, 10/01/37 (5)	10/17 at 102.00	N/R	643,860
155	New York Liberty Development Corporation, New York, Liberty Revenue Bonds, 4 World Trade Center Project, Series 2011, 5.000%, 11/15/44	11/21 at 100.00	A+	171,253
	New York Transportation Development Corporation, New York, Special Facility Revenue Bonds, American Airlines, Inc. John F Kennedy International Airport Project, Refunding Series 2016:
170	5.000%, 8/01/26 (Alternative Minimum Tax)	8/21 at 100.00	BB–	179,068
420	5.000%, 8/01/31 (Alternative Minimum Tax)	8/21 at 100.00	BB–	438,077
645	New York Transportation Development Corporation, Special Facilities Bonds, LaGuardia Airport Terminal B Redevelopment Project, Series 2016A, 5.000%, 7/01/46 (Alternative Minimum Tax)	7/24 at 100.00	BBB	679,108
	Port Authority of New York and New Jersey, Special Project Bonds, JFK International Air Terminal LLC Project, Eighth Series 2010:
180	6.500%, 12/01/28	4/17 at 100.00	Baa1	183,542
140	6.000%, 12/01/36	12/20 at 100.00	Baa1	157,993
4,710	Total Transportation			3,556,091
	U.S. Guaranteed – 25.5% (25.9% of Total Investments) (6)
290	Albany Capital Resource Corporation, New York, St. Peter's Hospital Project, Series 2011, 6.000%, 11/15/25 (Pre-refunded 11/15/20)	11/20 at 100.00	N/R (6)	339,573
1,000	Dormitory Authority of the State of New York, Lease Revenue Bonds, State University Dormitory Facilities, Series 2007, 5.000%, 7/01/37 (Pre-refunded 7/01/17)	7/17 at 100.00	Aa2 (6)	1,015,060
	Dormitory Authority of the State of New York, Orange Regional Medical Center Obligated Group Revenue Bonds, Series 2008:
285	6.500%, 12/01/21 (Pre-refunded 12/01/18)	12/18 at 100.00	Baa3 (6)	308,119
140	6.125%, 12/01/29 (Pre-refunded 12/01/18)	12/18 at 100.00	Baa3 (6)	152,596
245	6.250%, 12/01/37 (Pre-refunded 12/01/18)	12/18 at 100.00	Baa3 (6)	267,577

26	NUVEEN

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	U.S. Guaranteed (6) (continued)
$1,500	Dormitory Authority of the State of New York, Revenue Bonds, North Shore Long Island Jewish Obligated Group, Series 2009A, 5.500%, 5/01/37 (Pre-refunded 5/01/19)	5/19 at 100.00	A (6)	$1,645,200
1,010	Dormitory Authority of the State of New York, Revenue Bonds, NYU Hospitals Center, Series 2007B, 5.625%, 7/01/37 (Pre-refunded 7/01/17)	7/17 at 100.00	N/R (6)	1,027,362
1,200	Guam Government, Limited Obligation Section 30 Revenue Bonds, Series 2009A, 5.750%, 12/01/34 (Pre-refunded 12/01/19)	12/19 at 100.00	BBB+ (6)	1,347,264
725	Illinois Finance Authority, Revenue Bonds, OSF Healthcare System, Series 2007A, 5.750%, 11/15/37 (Pre-refunded 11/15/17)	11/17 at 100.00	A (6)	750,803
1,000	New York State Urban Development Corporation, State Personal Income Tax Revenue Bonds, Tender Option Bond Trust 09-6W, 12.190%, 3/15/37 (Pre-refunded 3/15/17) (IF) (7)	3/17 at 100.00	AAA	1,006,320
1,325	Triborough Bridge and Tunnel Authority, New York, General Purpose Revenue Bonds, Refunding Series 2008A, 5.000%, 11/15/33 (Pre-refunded 5/15/18)	5/18 at 100.00	AA– (6)	1,392,747
8,720	Total U.S. Guaranteed			9,252,621
	Utilities 5.5% (5.6% of Total Investments)
25	Guam Power Authority, Revenue Bonds, Series 2012A, 5.000%, 10/01/34	10/22 at 100.00	BBB	26,063
285	Long Island Power Authority, New York, Electric System General Revenue Bonds, Series 2014A, 5.000%, 9/01/44	9/24 at 100.00	A–	315,589
605	Niagara Area Development Corporation, New York, Solid Waste Disposal Facility Revenue Refunding Bonds, Covanta Energy Project, Series 2012A, 5.250%, 11/01/42 (Alternative Minimum Tax)	11/17 at 100.00	BB+	609,029
905	Utility Debt Securitization Authority, New York, Restructuring Bonds, Series 2013TE, 5.000%, 12/15/41	12/23 at 100.00	AAA	1,036,460
1,820	Total Utilities			1,987,141
	Water and Sewer – 2.8% (2.8% of Total Investments)
900	New York City Municipal Water Finance Authority, New York, Water and Sewer System Revenue Bonds, Second Generation Resolution, Fiscal 2012 Series BB, 5.000%, 6/15/44	12/21 at 100.00	AA+	1,009,044
$37,725	Total Long-Term Investments (cost $33,007,053)			35,668,007
	Other Assets Less Liabilities – 1.8%			660,584
	Net Assets Applicable to Common Shares – 100%			$36,328,591

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.
(2)
Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns. Optional Call Provisions are not covered by the report of independent registered public accounting firm.

(3)
For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor's Group ("Standard & Poor's"), Moody's Investors Service, Inc. ("Moody's") or Fitch, Inc. ("Fitch") rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor's, Baa by Moody's or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies. Ratings are not covered by the report of independent registered public accounting firm.

(4)	Step-up coupon. The rate shown is the coupon as of the end of the reporting period.
(5)
As of, or subsequent to, the end of the reporting period this security is non-income producing. Non-income producing, in the case of a fixed-income security, generally denotes that the issuer has (1) defaulted on the payment of principal or interest, (2) is under the protection of the Federal Bankruptcy Court or (3) the Fund's Adviser has concluded that the issue is not likely to meet its future interest payment obligations and has ceased accruing additional income on the Fund's records.

(6)
Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the ratings of such securities.

(7)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.
(IF)	Inverse floating rate investment.

See accompanying notes to financial statements.

NUVEEN	27

NAN
Nuveen New York Quality Municipal Income Fund
(formerly known as Nuveen New York Dividend Advantage Municipal Fund)
	Portfolio of Investments	February 28, 2017

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 156.1% (100.0% of Total Investments)
	MUNICIPAL BONDS – 156.1% (100.0% of Total Investments)
	Consumer Discretionary – 1.2% (0.7% of Total Investments)
$5,300	Seneca Nation of Indians Capital Improvements Authority, New York, Special Obligation Bonds, Series 2007A, 5.000%, 12/01/23	6/17 at 100.00	N/R	$5,328,991
	Consumer Staples – 8.5% (5.4% of Total Investments)
	Erie County Tobacco Asset Securitization Corporation, New York, Tobacco Settlement Asset-Backed Bonds, Series 2005A:
12,500	5.000%, 6/01/38	4/17 at 100.00	BB	12,500,999
3,210	5.000%, 6/01/45	4/17 at 100.00	BB–	3,109,206
1,350	Nassau County Tobacco Settlement Corporation, New York, Tobacco Settlement Asset-Backed Bonds, Refunding Series 2006A-2, 5.250%, 6/01/26	6/17 at 100.00	B–	1,349,960
12,415	Nassau County Tobacco Settlement Corporation, New York, Tobacco Settlement Asset-Backed Bonds, Series 2006A-3, 5.000%, 6/01/35	4/17 at 100.00	B–	12,110,707
	TSASC Inc., New York, Tobacco Asset-Backed Bonds, Series 2006:
2,620	5.000%, 6/01/45	6/27 at 100.00	BBB–	2,715,394
7,155	5.000%, 6/01/48	6/27 at 100.00	N/R	7,310,049
39,250	Total Consumer Staples			39,096,315
	Education and Civic Organizations – 27.5% (17.6% of Total Investments)
1,295	Albany Industrial Development Agency, New York, Revenue Bonds, Albany Law School, Series 2007A, 5.000%, 7/01/31	7/17 at 100.00	BBB	1,307,238
1,855	Albany Industrial Development Agency, New York, Revenue Bonds, Brighter Choice Charter Schools, Series 2007A, 5.000%, 4/01/37	4/17 at 100.00	B	1,534,363
3,265	Buffalo and Erie County Industrial Land Development Corporation, New York, Revenue Bonds, Enterprise Charter School Project, Series 2011A, 7.500%, 12/01/40	12/20 at 100.00	B	3,266,535
	Build New York City Resource Corporation, New York, Revenue Bonds, City University of New York – Queens College, Q Student Residences, LLC Project, Refunding Series 2014A:
1,025	5.000%, 6/01/32	6/24 at 100.00	Aa2	1,175,040
2,070	5.000%, 6/01/43	6/24 at 100.00	Aa2	2,329,516
	Build New York City Resource Corporation, New York, Revenue Bonds, Metropolitan College of New York, Series 2014:
1,405	5.250%, 11/01/34	11/24 at 100.00	BB	1,392,130
1,300	5.000%, 11/01/39	11/24 at 100.00	BB	1,219,452
	Build New York City Resource Corporation, New York, Revenue Bonds, South Bronx Charter School for International Cultures and the Arts Project, Series 2013A:
950	5.000%, 4/15/33	4/23 at 100.00	BB+	935,475
1,380	5.000%, 4/15/43	4/23 at 100.00	BB+	1,317,955
5,575	Dormitory Authority of the State of New York, General Revenue Bonds, Manhattan College, Series 2007A, 5.000%, 7/01/41 – RAAI Insured	7/17 at 100.00	AA	5,645,022
1,760	Dormitory Authority of the State of New York, General Revenue Bonds, Saint Johns University, Series 2013A, 5.000%, 7/01/44	7/23 at 100.00	A–	1,924,595
2,000	Dormitory Authority of the State of New York, Housing Revenue Bonds, Fashion Institute of Technology, Series 2007, 5.250%, 7/01/29 – FGIC Insured	No Opt. Call	AA–	2,312,380
3,915	Dormitory Authority of the State of New York, Lease Revenue Bonds, State University Dormitory Facilities, Refunding Series 2013A, 5.000%, 7/01/27	7/23 at 100.00	Aa3	4,499,235
3,500	Dormitory Authority of the State of New York, Lease Revenue Bonds, State University Dormitory Facilities, Series 2012A, 5.000%, 7/01/37	7/22 at 100.00	Aa2	3,910,725

28	NUVEEN

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Education and Civic Organizations (continued)
	Dormitory Authority of the State of New York, Lease Revenue Bonds, State University Dormitory Facilities, Series 2015A:
$1,120	5.000%, 7/01/31	7/25 at 100.00	Aa3	$1,299,413
1,245	5.000%, 7/01/33	7/25 at 100.00	Aa3	1,427,505
5,090	Dormitory Authority of the State of New York, Revenue Bonds, Icahn School of Medicine at Mount Sinai, Refunding Series 2015A, 5.000%, 7/01/40	7/25 at 100.00	A–	5,534,306
2,100	Dormitory Authority of the State of New York, Revenue Bonds, Marymount Manhattan College, Series 2009, 5.250%, 7/01/29	7/19 at 100.00	Baa2	2,247,357
1,955	Dormitory Authority of the State of New York, Revenue Bonds, New School University, Series 2015A, 5.000%, 7/01/45	7/25 at 100.00	A–	2,166,961
2,120	Dormitory Authority of the State of New York, Revenue Bonds, New York University, Series 2001-1, 5.500%, 7/01/20 – AMBAC Insured	No Opt. Call	AA–	2,421,443
290	Dormitory Authority of the State of New York, Revenue Bonds, New York University, Series 2009A, 5.000%, 7/01/39	7/19 at 100.00	AA–	312,849
	Dormitory Authority of the State of New York, Revenue Bonds, New York University, Series 2015A:
1,000	5.000%, 7/01/34	7/25 at 100.00	AA–	1,137,890
2,300	5.000%, 7/01/35	7/25 at 100.00	AA–	2,608,108
	Dormitory Authority of the State of New York, Revenue Bonds, New York University, Series 2016A:
5,100	5.000%, 7/01/33	7/26 at 100.00	AA–	5,867,091
3,765	5.000%, 7/01/36	7/26 at 100.00	AA–	4,308,327
1,055	5.000%, 7/01/39	7/26 at 100.00	AA–	1,195,410
8,000	Dormitory Authority of the State of New York, Revenue Bonds, Non State Supported Debt, Cornell University, Series 2010A, 5.000%, 7/01/40	7/20 at 100.00	Aa1	8,862,240
1,600	Dormitory Authority of the State of New York, Revenue Bonds, Saint Joseph's College, Series 2010, 5.250%, 7/01/35	7/20 at 100.00	Ba1	1,686,992
3,140	Dormitory Authority of the State of New York, Revenue Bonds, Vaughn College of Aeronautics & Technology, Series 2016A, 5.500%, 12/01/36	12/26 at 100.00	BB–	3,160,912
2,705	Glen Cove Local Economic Assistance Corporation, New York, Revenue Bonds, Garvies Point Public Improvement Project, Capital Appreciation Series 2016C, 0.000%, 1/01/55 (4)	1/34 at 100.00	N/R	1,809,645
250	Hempstead Town Local Development Corporation, New York, Revenue Bonds, Adelphi University Project, Series 2009B, 5.250%, 2/01/39	2/19 at 100.00	A–	266,365
	Hempstead Town Local Development Corporation, New York, Revenue Bonds, Adelphi University Project, Series 2013:
1,005	5.000%, 9/01/38	9/23 at 100.00	A–	1,098,787
265	5.000%, 9/01/43	9/23 at 100.00	A–	289,083
4,445	Hempstead Town Local Development Corporation, New York, Revenue Bonds, Molloy College Project, Series 2009, 5.750%, 7/01/39	7/19 at 100.00	BBB	4,772,508
5,000	Madison County Capital Resource Corporation, New York, Revenue Bonds, Colgate University Project, Refunding Series 2015A, 5.000%, 7/01/40	7/25 at 100.00	AA	5,705,200
1,260	Madison County Capital Resource Corporation, New York, Revenue Bonds, Colgate University Project, Series 2010A, 5.000%, 7/01/40	7/20 at 100.00	AA	1,382,006
890	Monroe County Industrial Development Corporation, New York, Revenue Bonds, St. John Fisher College, Series 2011, 6.000%, 6/01/30	6/21 at 100.00	A–	1,001,695
	New Rochelle Corporation, New York, Local Development Revenue Bonds, Iona College Project, Series 2015A:
2,945	5.000%, 7/01/40	7/25 at 100.00	BBB	3,154,154
85	5.000%, 7/01/45	7/25 at 100.00	BBB	90,850
	New York City Industrial Development Agency, New York, PILOT Revenue Bonds, Queens Baseball Stadium Project, Series 2006:
1,000	5.000%, 1/01/31 – AMBAC Insured	4/17 at 100.00	BBB	1,002,410
235	5.000%, 1/01/36 – AMBAC Insured	4/17 at 100.00	BBB	235,524
3,515	5.000%, 1/01/39 – AMBAC Insured	4/17 at 100.00	BBB	3,522,979
5,050	4.750%, 1/01/42 – AMBAC Insured	4/17 at 100.00	BBB	5,053,485
400	5.000%, 1/01/46 – AMBAC Insured	4/17 at 100.00	BBB	400,912

NUVEEN	29

NAN	Nuveen New York Quality Municipal Income Fund
(formerly known as Nuveen New York Dividend Advantage Municipal Fund)
	Portfolio of Investments (continued)	February 28, 2017

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Education and Civic Organizations (continued)
	New York City Industrial Development Authority, New York, PILOT Revenue Bonds, Yankee Stadium Project, Series 2006:
$7,555	4.500%, 3/01/39 – FGIC Insured	4/17 at 100.00	Baa1	$7,572,452
2,750	4.750%, 3/01/46 – NPFG Insured	4/17 at 100.00	AA–	2,757,975
1,000	New York City Trust for Cultural Resources, New York, Revenue Bonds, Whitney Museum of American Art, Series 2011, 5.000%, 7/01/31	1/21 at 100.00	A	1,106,080
1,500	New York City Trust for Cultural Resources, New York, Revenue Bonds, Wildlife Conservation Society, Series 2013A, 5.000%, 8/01/33	8/23 at 100.00	AA–	1,721,280
1,515	Onondaga Civic Development Corporation, New York, Revenue Bonds, Le Moyne College Project, Series 2015, 5.000%, 7/01/40	7/25 at 100.00	Baa2	1,604,930
	St. Lawrence County Industrial Development Agency Civic Development Corporation, New York, Revenue Bonds, Clarkson University Project, Series 2012A:
1,050	5.250%, 9/01/33	3/22 at 100.00	A3	1,168,398
1,750	5.000%, 9/01/41	3/22 at 100.00	A3	1,905,680
2,260	Troy Capital Resource Corporation, New York, Revenue Bonds, Rensselaer Polytechnic Institute, Series 2010A, 5.125%, 9/01/40	9/20 at 100.00	A3	2,491,108
119,605	Total Education and Civic Organizations			127,119,971
	Financials – 3.1% (2.0% of Total Investments)
4,725	New York Liberty Development Corporation, Revenue Bonds, Goldman Sachs Headquarters Issue, Series 2005, 5.250%, 10/01/35	No Opt. Call	A	5,660,456
6,885	New York Liberty Development Corporation, Revenue Bonds, Goldman Sachs Headquarters Issue, Series 2007, 5.500%, 10/01/37	No Opt. Call	A	8,523,492
11,610	Total Financials			14,183,948
	Health Care – 4.3% (2.7% of Total Investments)
	Dormitory Authority of the State of New York, Highland Hospital of Rochester Revenue Bonds, Series 2010:
350	5.000%, 7/01/26	7/20 at 100.00	A	379,631
350	5.200%, 7/01/32	7/20 at 100.00	A	377,465
1,000	Dormitory Authority of the State of New York, Revenue Bonds, North Shore Long Island Jewish Obligated Group, Series 2011A, 5.000%, 5/01/41	5/21 at 100.00	A	1,087,720
3,700	Dormitory Authority of the State of New York, Revenue Bonds, North Shore Long Island Jewish Obligated Group, Series 2015A, 5.000%, 5/01/43	5/25 at 100.00	A	4,031,002
500	Dutchess County Local Development Corporation, New York, Revenue Bonds, Health Quest Systems Inc., Series 2010A, 5.750%, 7/01/30	7/20 at 100.00	A–	549,995
4,120	Dutchess County Local Development Corporation, New York, Revenue Bonds, Health Quest Systems, Inc. Project, Series 2016B, 5.000%, 7/01/32	7/26 at 100.00	A–	4,629,603
710	Livingston County Industrial Development Agency, New York, Civic Facility Revenue Bonds, Nicholas H. Noyes Hospital, Series 2005, 6.000%, 7/01/30	4/17 at 100.00	BB	710,021
715	Monroe County Industrial Development Corporation, New York, FHA Insured Mortgage Revenue Bonds, Unity Hospital of Rochester Project, Series 2010, 5.750%, 8/15/35	2/21 at 100.00	AA	824,023
2,730	Suffolk County Economic Development Corporation, New York, Revenue Bonds, Catholic Health Services of Long Island Obligated Group Project, Refunding Series 2011, 5.000%, 7/01/28	7/21 at 100.00	A–	2,936,798
1,475	Yates County Industrial Development Agency, New York, FHA-Insured Civic Facility Mortgage Revenue Bonds, Soldiers and Sailors Memorial Hospital, Series 1999A, 5.650%, 2/01/39	4/17 at 100.00	N/R	1,482,360
2,265	Yonkers Industrial Development Agency, New York, Revenue Bonds, St. John's Riverside Hospital, Series 2001A, 7.125%, 7/01/31	4/17 at 100.00	BB–	2,268,851
650	Yonkers Industrial Development Agency, New York, Revenue Bonds, St. John's Riverside Hospital, Series 2001B, 7.125%, 7/01/31	4/17 at 100.00	BB–	651,105
18,565	Total Health Care			19,928,574

30	NUVEEN

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Housing/Multifamily – 2.5% (1.6% of Total Investments)
$4,000	New York City Housing Development Corporation, New York, Multifamily Housing Revenue Bonds, Series 2009J, 4.800%, 5/01/36	5/19 at 100.00	AA+	$4,110,360
705	New York City Housing Development Corporation, New York, Multifamily Housing Revenue Bonds, Series 2010D-1A, 5.000%, 11/01/42	5/20 at 100.00	AA+	761,668
2,000	New York State Housing Finance Agency, Affordable Housing Revenue Bonds, Series 2007B, 5.300%, 11/01/37 (Alternative Minimum Tax)	11/17 at 100.00	Aa2	2,015,440
600	New York State Housing Finance Agency, Affordable Housing Revenue Bonds, Series 2009B, 4.500%, 11/01/29	5/19 at 100.00	Aa2	615,114
2,000	New York State Housing Finance Agency, Affordable Housing Revenue Bonds, Series 2010A, 5.000%, 11/01/42	5/20 at 100.00	Aa2	2,065,600
1,385	New York State Housing Finance Agency, Affordable Housing Revenue, Series 2007A, 5.250%, 11/01/38 (Alternative Minimum Tax)	11/17 at 100.00	Aa2	1,394,224
530	New York State Housing Finance Agency, Secured Mortgage Program Multifamily Housing Revenue Bonds, Series 1999I, 6.200%, 2/15/20 (Alternative Minimum Tax)	4/17 at 100.00	Aa1	531,659
11,220	Total Housing/Multifamily			11,494,065
	Housing/Single Family – 0.2% (0.1% of Total Investments)
645	Guam Housing Corporation, Mortgage-Backed Securities Program Single Family Mortgage Revenue Bonds, Series 1998A, 5.750%, 9/01/31 (Alternative Minimum Tax)	No Opt. Call	N/R	668,426
	Industrials – 4.3% (2.8% of Total Investments)
1,935	Build New York City Resource Corporation, New York, Solid Waste Disposal Revenue Bonds, Pratt Paper NY, Inc. Project, Series 2014, 5.000%, 1/01/35 (Alternative Minimum Tax)	1/25 at 100.00	N/R	2,036,878
17,145	New York Liberty Development Corporation, New York, Liberty Revenue Bonds, 3 World Trade Center Project, Class 1 Series 2014, 5.000%, 11/15/44	11/24 at 100.00	N/R	17,974,130
19,080	Total Industrials			20,011,008
	Long-Term Care – 1.5% (1.0% of Total Investments)
1,275	Dormitory Authority of the State of New York, Non-State Supported Debt, Ozanam Hall of Queens Nursing Home Revenue Bonds, Series 2006, 5.000%, 11/01/31	4/17 at 100.00	Baa1	1,276,135
3,240	East Rochester Housing Authority, New York, Senior Living Revenue Bonds, Woodland Village Project, Series 2006, 5.500%, 8/01/33	4/17 at 101.00	N/R	3,242,041
	New York City Industrial Development Agency, New York, Civic Facility Revenue Bonds, Special Needs Facilities Pooled Program, Series 2008A-1:
760	5.500%, 7/01/18	4/17 at 100.00	N/R	753,943
1,155	5.800%, 7/01/23	4/17 at 100.00	N/R	1,123,376
	Suffolk County Industrial Development Agency, New York, Civic Facility Revenue Bonds, Special Needs Facilities Pooled Program, Series 2008-B1:
160	5.500%, 7/01/18	4/17 at 101.00	N/R	138,875
340	5.800%, 7/01/23	4/17 at 101.00	N/R	252,100
170	Yonkers Industrial Development Agency, New York, Civic Facilities Revenue Bonds, Special Needs Facilities Pooled Program Bonds, Series 2008-C1, 5.800%, 7/01/23	4/17 at 100.00	N/R	165,345
7,100	Total Long-Term Care			6,951,815
	Tax Obligation/General – 10.6% (6.8% of Total Investments)
	Nassau County, New York, General Obligation Bonds, General Improvement Series, Refunding 2016A:
3,630	5.000%, 1/01/28	1/26 at 100.00	A+	4,248,407
500	5.000%, 1/01/38	1/26 at 100.00	A+	556,185
	Nassau County, New York, General Obligation Bonds, General Improvement Series 2016C:
1,395	5.000%, 4/01/35	4/26 at 100.00	A+	1,569,417
2,000	5.000%, 4/01/43	4/26 at 100.00	A+	2,223,600
	New York City, New York, General Obligation Bonds, Fiscal 2007, Series 2007D-1:
4,545	5.125%, 12/01/25 (UB)	12/17 at 100.00	AA	4,690,940
4,060	5.125%, 12/01/26 (UB)	12/17 at 100.00	AA	4,190,042

NUVEEN	31

NAN	Nuveen New York Quality Municipal Income Fund
(formerly known as Nuveen New York Dividend Advantage Municipal Fund)
	Portfolio of Investments (continued)	February 28, 2017

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/General (continued)
$400	New York City, New York, General Obligation Bonds, Fiscal 2009 Series E, 5.000%, 8/01/28	8/19 at 100.00	AA	$435,300
1,000	New York City, New York, General Obligation Bonds, Fiscal 2012 Series B, 5.000%, 8/01/30	8/22 at 100.00	AA	1,141,520
980	New York City, New York, General Obligation Bonds, Fiscal 2012 Series I, 5.000%, 8/01/32	8/22 at 100.00	AA	1,116,004
5,000	New York City, New York, General Obligation Bonds, Fiscal 2014 Series A-1, 5.000%, 8/01/26	8/23 at 100.00	AA	5,823,100
8,365	New York City, New York, General Obligation Bonds, Fiscal 2015 Series B, 5.000%, 8/01/30	8/24 at 100.00	AA	9,674,792
410	New York City, New York, General Obligation Bonds, Fiscal 2017 Series B-1, 5.000%, 12/01/41	12/26 at 100.00	AA	468,462
3,775	New York City, New York, General Obligation Bonds, Subseries G-1 Fiscal Series 2012, 5.000%, 4/01/28	4/22 at 100.00	AA	4,322,111
	New York City, New York, General Obligation Bonds, Tender Option Bond Trust 2016-XG0082:
3,125	16.515%, 3/01/31 (IF) (5)	3/23 at 100.00	AA	4,835,875
1,525	16.515%, 3/01/31 (IF) (5)	3/23 at 100.00	AA	2,359,907
	Rochester, New York, General Obligation Bonds, Series 1999:
720	5.250%, 10/01/18 – NPFG Insured	No Opt. Call	AA–	769,550
720	5.250%, 10/01/19 – NPFG Insured	No Opt. Call	AA–	795,636
42,150	Total Tax Obligation/General			49,220,848
	Tax Obligation/Limited – 27.6% (17.7% of Total Investments)
1,285	Dormitory Authority of the State of New York, Revenue Bonds, State University Educational Facilities, Series 1993A, 5.875%, 5/15/17 – FGIC Insured	No Opt. Call	AA	1,299,366
980	Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds, General Purpose Series 2011C, 5.000%, 3/15/41	3/21 at 100.00	AAA	1,081,361
1,000	Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds, General Purpose Series 2012D, 5.000%, 2/15/33	2/22 at 100.00	AAA	1,127,470
5,000	Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds, General Purpose Series 2013A, 5.000%, 2/15/43	2/23 at 100.00	AAA	5,533,700
2,080	Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds, General Purpose Series 2014C, Group C, 5.000%, 3/15/44	3/24 at 100.00	AAA	2,324,254
1,000	Dormitory Authority of the State of New York, State Sales Tax Revenue Bonds, Series 2013A, 5.000%, 3/15/43	3/23 at 100.00	AAA	1,117,460
1,000	Dormitory Authority of the State of New York, State Sales Tax Revenue Bonds, Series 2015B. Group A,B&C, 5.000%, 3/15/35	9/25 at 100.00	AAA	1,156,320
3,225	Government of Guam, Business Privilege Tax Bonds, Refunding Series 2015D, 5.000%, 11/15/28	11/25 at 100.00	A	3,472,422
	Hudson Yards Infrastructure Corporation, New York, Revenue Bonds, Senior Fiscal 2012 Series 2011A:
6,700	5.750%, 2/15/47	2/21 at 100.00	A	7,622,389
2,000	5.250%, 2/15/47	2/21 at 100.00	A	2,219,800
5,500	Hudson Yards Infrastructure Corporation, New York, Revenue Bonds, Series 2006A, 5.000%, 2/15/47	4/17 at 100.00	A	5,547,245
	Metropolitan Transportation Authority, New York, Dedicated Tax Fund Bonds, Refunding Series 2012A:
1,815	5.000%, 11/15/27	11/22 at 100.00	AA	2,124,294
2,250	5.000%, 11/15/29	11/22 at 100.00	AA	2,630,768
2,175	Metropolitan Transportation Authority, New York, State Service Contract Refunding Bonds, Series 2002A, 5.750%, 7/01/18	No Opt. Call	AA	2,318,963
6,500	New York City Transitional Finance Authority, New York, Building Aid Revenue Bonds, Fiscal Series 2007S-2, 5.000%, 1/15/28 – FGIC Insured	4/17 at 100.00	AA	6,524,245
1,870	New York City Transitional Finance Authority, New York, Building Aid Revenue Bonds, Fiscal Series 2013S-1, 5.000%, 7/15/31	7/22 at 100.00	AA	2,118,037
	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds, Subordinate Fiscal 2012 Series E-1:
3,775	5.000%, 2/01/37	2/22 at 100.00	AAA	4,243,213
3,950	5.000%, 2/01/42	2/22 at 100.00	AAA	4,416,495
3,090	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds, Subordinate Fiscal 2013 Series F-1, 5.000%, 2/01/29	2/23 at 100.00	AAA	3,544,817

32	NUVEEN

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
$7,860	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds, Subordinate Fiscal 2013 Series I, 5.000%, 5/01/38	5/23 at 100.00	AAA	$8,895,948
4,170	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds, Subordinate Fiscal 2014 Series D-1, 5.000%, 2/01/35	2/24 at 100.00	AAA	4,715,770
	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds, Subordinate Fiscal 2017 Series B-1:
4,960	5.000%, 8/01/34	8/26 at 100.00	AAA	5,746,954
5,000	5.000%, 8/01/36	8/26 at 100.00	AAA	5,753,550
5,000	New York City Transitional Finance Authority, New York, Future Tax Secured Revenue Bonds, Subordinate Lien Series 2011C, 5.500%, 11/01/35	11/20 at 100.00	AAA	5,694,350
2,000	New York City Transitional Finance Authority, New York, Future Tax Secured Revenue Bonds, Subordinate Series 2011-D1, 5.000%, 2/01/35	2/21 at 100.00	AAA	2,215,980
2,400	New York City Transitional Finance Authority, New York, Future Tax Secured Revenue Bonds, Tender Option Bond Trust 2015-XF0080, 12.462%, 5/01/38 (IF)	5/19 at 100.00	AAA	2,924,064
6,000	New York City, New York, Educational Construction Fund, Revenue Bonds, Series 2011A, 5.750%, 4/01/41	4/21 at 100.00	AA–	6,886,680
11,300	New York State Thruway Authority, Highway and Bridge Trust Fund Bonds, Series 2005B, 5.500%, 4/01/20 – AMBAC Insured (UB) (5)	No Opt. Call	AA+	12,794,199
2,110	New York State Thruway Authority, State Personal Income Tax Revenue Bonds, Series 2010A, 5.000%, 3/15/29	9/20 at 100.00	AAA	2,370,353
	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Series 2007A:
16,000	0.000%, 8/01/43 – NPFG Insured	No Opt. Call	AA–	3,504,480
12,500	0.000%, 8/01/45 – NPFG Insured	No Opt. Call	AA–	2,427,125
	Syracuse Industrial Development Authority, New York, PILOT Revenue Bonds, Carousel Center Project, Refunding Series 2016A:
2,000	5.000%, 1/01/30 (Alternative Minimum Tax)	1/26 at 100.00	A–	2,229,580
1,000	5.000%, 1/01/35 (Alternative Minimum Tax)	1/26 at 100.00	A–	1,087,000
137,495	Total Tax Obligation/Limited			127,668,652
	Transportation – 26.8% (17.2% of Total Investments)
7,500	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Refunding Series 2015D-1, 5.000%, 11/15/30	11/25 at 100.00	AA–	8,737,725
	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Series 2010D:
4,000	5.000%, 11/15/34	11/20 at 100.00	AA–	4,454,720
1,560	5.250%, 11/15/40	11/20 at 100.00	AA–	1,740,570
6,640	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Series 2012E, 5.000%, 11/15/42	11/22 at 100.00	AA–	7,361,702
2,000	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Series 2013E, 5.000%, 11/15/31	11/23 at 100.00	AA–	2,279,340
5,425	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Series 2015A-1, 5.000%, 11/15/45	5/25 at 100.00	AA–	6,054,626
	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Series 2016C-1:
2,500	5.000%, 11/15/34	11/26 at 100.00	AA–	2,859,575
12,560	5.000%, 11/15/56	11/26 at 100.00	AA–	13,934,189
	New York City Industrial Development Agency, New York, Civic Facility Revenue Bonds, Bronx Parking Development Company, LLC Project, Series 2007:
200	5.750%, 10/01/37 (6)	10/17 at 102.00	N/R	64,386
5,500	5.875%, 10/01/46 (6)	10/17 at 102.00	N/R	1,770,615
2,850	New York Liberty Development Corporation, New York, Liberty Revenue Bonds, 4 World Trade Center Project, Series 2011, 5.000%, 11/15/44	11/21 at 100.00	A+	3,148,851
1,350	New York State Thruway Authority, General Revenue Junior Indebtedness Obligations, Series 2016A, 5.000%, 1/01/51	1/26 at 100.00	A–	1,487,673

NUVEEN	33

NAN	Nuveen New York Quality Municipal Income Fund
(formerly known as Nuveen New York Dividend Advantage Municipal Fund)
	Portfolio of Investments (continued)	February 28, 2017

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Transportation (continued)
	New York Transportation Development Corporation, New York, Special Facility Revenue Bonds, American Airlines, Inc. John F Kennedy International Airport Project, Refunding Series 2016:
$1,010	5.000%, 8/01/26 (Alternative Minimum Tax)	8/21 at 100.00	BB–	$1,063,873
11,470	5.000%, 8/01/31 (Alternative Minimum Tax)	8/21 at 100.00	BB–	11,963,669
12,110	New York Transportation Development Corporation, Special Facilities Bonds, LaGuardia Airport Terminal B Redevelopment Project, Series 2016A, 5.000%, 7/01/46 (Alternative Minimum Tax)	7/24 at 100.00	BBB	12,750,376
	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, One Hundred Eighty-Forth Series 2014:
6,000	5.000%, 9/01/33	9/24 at 100.00	AA–	6,941,040
4,000	5.000%, 9/01/34	9/24 at 100.00	AA–	4,595,080
8,780	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, One Hundred Eighty-Ninth Series 2015, 5.000%, 5/01/45	5/25 at 100.00	AA–	9,868,193
5,000	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, One Hundred Sixty Sixth Series 2011, 5.000%, 1/15/41	1/21 at 100.00	AA–	5,562,550
	Port Authority of New York and New Jersey, Special Project Bonds, JFK International Air Terminal LLC Project, Eighth Series 2010:
1,020	6.500%, 12/01/28	4/17 at 100.00	Baa1	1,040,074
5,000	6.000%, 12/01/36	12/20 at 100.00	Baa1	5,642,600
5,000	Triborough Bridge and Tunnel Authority, New York, General Purpose Revenue Bonds, Refunding Series 2016A, 5.000%, 11/15/46	5/26 at 100.00	AA–	5,708,750
780	Triborough Bridge and Tunnel Authority, New York, General Purpose Revenue Bonds, Refunding Subordinate Lien Series 2002E, 5.500%, 11/15/20 – NPFG Insured	No Opt. Call	AA–	904,543
3,500	Triborough Bridge and Tunnel Authority, New York, Subordinate Lien General Purpose Revenue Refunding Bonds, Tender Option Bond Trust 2016-XG0004, 8.725%, 11/15/33 (IF) (5)	11/18 at 100.00	AA–	3,955,070
115,755	Total Transportation			123,889,790
	U.S. Guaranteed – 18.2% (11.7% of Total Investments) (7)
	Brooklyn Arena Local Development Corporation, New York, Payment in Lieu of Taxes Revenue Bonds, Barclays Center Project, Series 2009:
2,950	6.250%, 7/15/40 (Pre-refunded 1/15/20)	1/20 at 100.00	AA+ (7)	3,376,423
1,000	6.375%, 7/15/43 (Pre-refunded 1/15/20)	1/20 at 100.00	AA+ (7)	1,148,080
400	Canton Capital Resource Corporation, New York, Student Housing Facility Revenue Bonds, Grasse River LLC at SUNY Canton Project Series 2010A, 5.000%, 5/01/40 (Pre-refunded 5/01/20)	5/20 at 100.00	AA (7)	447,472
	Dormitory Authority of the State of New York, Orange Regional Medical Center Obligated Group Revenue Bonds, Series 2008:
4,665	6.500%, 12/01/21 (Pre-refunded 12/01/18)	12/18 at 100.00	Baa3 (7)	5,043,425
2,420	6.125%, 12/01/29 (Pre-refunded 12/01/18)	12/18 at 100.00	Baa3 (7)	2,637,727
4,800	6.250%, 12/01/37 (Pre-refunded 12/01/18)	12/18 at 100.00	Baa3 (7)	5,242,320
1,750	Dormitory Authority of the State of New York, Revenue Bonds, New School University, Series 2010, 5.250%, 7/01/30 (Pre-refunded 7/01/20)	7/20 at 100.00	A– (7)	1,981,438
5,000	Dormitory Authority of the State of New York, Revenue Bonds, New York University, Series 2007, 5.000%, 7/01/32 (Pre-refunded 7/01/17) – AMBAC Insured	7/17 at 100.00	AA– (7)	5,074,250
1,000	Dormitory Authority of the State of New York, Revenue Bonds, NYU Hospitals Center, Refunding Series 2007A, 5.000%, 7/01/36 (Pre-refunded 7/01/17)	7/17 at 100.00	N/R (7)	1,015,060
3,500	Dormitory Authority of the State of New York, Revenue Bonds, NYU Hospitals Center, Series 2007B, 5.625%, 7/01/37 (Pre-refunded 7/01/17)	7/17 at 100.00	N/R (7)	3,560,165
5,500	Dormitory Authority of the State of New York, Revenue Bonds, NYU Hospitals Center, Series 2011A, 6.000%, 7/01/40 (Pre-refunded 7/01/20)	7/20 at 100.00	A– (7)	6,362,125
2,095	Dormitory Authority of the State of New York, GNMA Collateralized Revenue Bonds, Cabrini of Westchester Project, Series 2006, 5.200%, 2/15/41 (Pre-refunded 4/12/17)	4/17 at 103.00	AA+ (7)	2,165,015
	New York City, New York, General Obligation Bonds, Fiscal 2007, Series 2007D-1:
6,585	5.125%, 12/01/25 (Pre-refunded 12/01/17) (UB)	12/17 at 100.00	N/R (7)	6,805,268
5,940	5.125%, 12/01/26 (Pre-refunded 12/01/17) (UB)	12/17 at 100.00	N/R (7)	6,138,693

34	NUVEEN

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	U.S. Guaranteed (7) (continued)
	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds, Fiscal Series 2007B:
$795	5.000%, 11/01/30 (Pre-refunded 5/01/17)	5/17 at 100.00	N/R (7)	$801,177
405	5.000%, 11/01/30 (Pre-refunded 5/01/17)	5/17 at 100.00	AAA	407,657
	New York State Environmental Facilities Corporation, State Personal Income Tax Revenue Bonds, Series 2008A:
2,920	5.000%, 12/15/26 (Pre-refunded 12/15/17) (UB)	12/17 at 100.00	AAA	3,020,302
7,020	5.000%, 12/15/27 (Pre-refunded 12/15/17) (UB)	12/17 at 100.00	AAA	7,261,137
5,550	New York State Thruway Authority, Highway and Bridge Trust Fund Bonds, Series 2007, 5.000%, 4/01/27 (Pre-refunded 10/01/17)	10/17 at 100.00	AA+ (7)	5,692,968
1,330	New York State Urban Development Corporation, State Personal Income Tax Revenue Bonds, Tender Option Bond Trust 09-6W, 12.190%, 3/15/37 (Pre-refunded 3/15/17) (IF) (5)	3/17 at 100.00	AAA	1,338,406
1,520	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, One Hundred Forty Eighth Series 2008, Tender Option Bond Trust 2015-XF2178, 16.229%, 8/15/32 (Pre-refunded 8/15/17) – AGM Insured (IF) (5)	8/17 at 100.00	AA (7)	1,643,606
835	Seneca County Industrial Development Authority, New York, Revenue Bonds, New York Chiropractic College, Series 2007, 5.000%, 10/01/27 (Pre-refunded 10/01/17)	10/17 at 100.00	N/R (7)	856,309
470	Suffolk County Economic Development Corporation, New York, Revenue Bonds, Catholic Health Services of Long Island Obligated Group Project, Refunding Series 2011, 5.000%, 7/01/28 (Pre-refunded 7/01/21)	7/21 at 100.00	N/R (7)	542,098
1,600	Triborough Bridge and Tunnel Authority, New York, General Purpose Revenue Bonds, Series 1993B, 5.000%, 1/01/20 (ETM)	No Opt. Call	AA+ (7)	1,717,296
7,500	Triborough Bridge and Tunnel Authority, New York, General Purpose Revenue Bonds, Series 1999B, 5.500%, 1/01/30 (Pre-refunded 1/01/22)	1/22 at 100.00	AA+ (7)	8,911,275
1,000	Yonkers Industrial Development Agency, New York, Civic Facility Revenue Bonds, Sarah Lawrence College Project, Series 2001A Remarketed, 6.000%, 6/01/41 (Pre-refunded 6/01/19)	6/19 at 100.00	BBB (7)	1,110,280
78,550	Total U.S. Guaranteed			84,299,972
	Utilities – 12.0% (7.7% of Total Investments)
3,500	Chautauqua County Industrial Development Agency, New York, Exempt Facility Revenue Bonds, NRG Dunkirk Power Project, Series 2009, 5.875%, 4/01/42	2/20 at 100.00	Baa3	3,662,120
370	Guam Power Authority, Revenue Bonds, Series 2012A, 5.000%, 10/01/34	10/22 at 100.00	BBB	385,725
1,460	Long Island Power Authority, New York, Electric System General Revenue Bonds, Series 2014A, 5.000%, 9/01/44	9/24 at 100.00	A–	1,616,702
	Long Island Power Authority, New York, Electric System Revenue Bonds, Series 2011A:
1,000	5.000%, 5/01/36 – AGM Insured	5/21 at 100.00	AA	1,103,100
8,265	5.000%, 5/01/38	5/21 at 100.00	A–	8,828,425
1,250	Long Island Power Authority, New York, Electric System Revenue Bonds, Series 2012A, 5.000%, 9/01/37	9/22 at 100.00	A–	1,359,513
11,760	Niagara Area Development Corporation, New York, Solid Waste Disposal Facility Revenue Refunding Bonds, Covanta Energy Project, Series 2012A, 5.250%, 11/01/42 (Alternative Minimum Tax)	11/17 at 100.00	BB+	11,838,322
3,300	Suffolk County Industrial Development Agency, New York, Revenue Bonds, Nissequogue Cogeneration Partners Facility, Series 1998, 5.500%, 1/01/23 (Alternative Minimum Tax)	4/17 at 100.00	N/R	3,293,235
5,785	Utility Debt Securitization Authority, New York, Restructuring Bonds, Refunding Series 2015, 5.000%, 12/15/32	12/25 at 100.00	AAA	6,800,672
	Utility Debt Securitization Authority, New York, Restructuring Bonds, Series 2013TE:
3,800	5.000%, 12/15/33	12/23 at 100.00	AAA	4,405,796
1,060	5.000%, 12/15/34	12/23 at 100.00	AAA	1,224,671
8,030	5.000%, 12/15/41	12/23 at 100.00	AAA	9,196,438
1,515	Utility Debt Securitization Authority, New York, Restructuring Bonds, Series 2016A, 5.000%, 12/15/35	6/26 at 100.00	AAA	1,779,322
51,095	Total Utilities			55,494,041

NUVEEN	35

NAN	Nuveen New York Quality Municipal Income Fund
(formerly known as Nuveen New York Dividend Advantage Municipal Fund)
	Portfolio of Investments (continued)	February 28, 2017

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Water and Sewer – 7.8% (5.0% of Total Investments)
$4,000	Guam Government Waterworks Authority, Water and Wastewater System Revenue Bonds, Series 2010, 5.625%, 7/01/40	7/20 at 100.00	A–	$4,241,040
4,140	New York City Municipal Water Finance Authority, New York, Water and Sewer System Revenue Bonds, Second Generation Resolution, Fiscal 2012 Series BB, 5.000%, 6/15/44	12/21 at 100.00	AA+	4,641,602
5,000	New York City Municipal Water Finance Authority, New York, Water and Sewer System Second General Resolution Revenue Bonds, Fiscal 2014 Series DD, 5.000%, 6/15/35	6/24 at 100.00	AA+	5,703,550
9,750	New York State Environmental Facilities Corporation, State Clean Water and Drinking Water Revolving Funds Revenue Bonds, New York City Municipal Water Finance Authority Projects, Second Resolution Series 2011B, 5.000%, 6/15/41	6/21 at 100.00	AAA	10,943,790
1,000	New York State Environmental Facilities Corporation, State Clean Water and Drinking Water Revolving Funds Revenue Bonds, New York City Municipal Water Finance Authority Projects, Second Resolution Subordinated SRF Series 2015A, 5.000%, 6/15/40	6/25 at 100.00	AAA	1,146,690
5,000	New York State Environmental Facilities Corporation, State Clean Water and Drinking Water Revolving Funds Revenue Bonds, New York City Municipal Water Finance Authority Projects- Second Resolution Bonds, Series 2016A, 4.000%, 6/15/46	6/26 at 100.00	AAA	5,216,950
3,840	New York State Environmental Facilities Corporation, State Revolving Funds Revenue Bonds, 2010 Master Financing Program, Series 2010C, 5.000%, 10/15/35	4/20 at 100.00	AAA	4,209,139
32,730	Total Water and Sewer			36,102,761
$690,150	Total Long-Term Investments (cost $685,349,181)			721,459,177
	Floating Rate Obligations – (6.4)%			(29,570,000)
	Variable Rate MuniFund Term Preferred Shares, net of deferred offering costs – (31.8)% (8)			(146,979,578)
	Variable Rate Demand Preferred Shares, net of deferred offering costs – (19.0)% (9)			(87,954,921)
	Other Assets Less Liabilities – 1.1%			5,213,169
	Net Assets Applicable to Common Shares – 100%			$462,167,847

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.
(2)
Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns. Optional Call Provisions are not covered by the report of independent registered public accounting firm.

(3)
For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor's Group ("Standard & Poor's"), Moody's Investors Service, Inc. ("Moody's") or Fitch, Inc. ("Fitch") rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor's, Baa by Moody's or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies. Ratings are not covered by the report of independent registered public accounting firm.

(4)	Step-up coupon. The rate shown is the coupon as of the end of the reporting period.
(5)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.
(6)
As of, or subsequent to, the end of the reporting period this security is non-income producing. Non-income producing, in the case of a fixed-income security, generally denotes that the issuer has (1) defaulted on the payment of principal or interest, (2) is under the protection of the Federal Bankruptcy Court or (3) the Fund's Adviser has concluded that the issue is not likely to meet its future interest payment obligations and has ceased accruing additional income on the Fund's records.

(7)
Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the ratings of such securities.

(8)	Variable Rate MuniFund Term Preferred Shares, net of deferred offering costs as a percentage of Total Investments is 20.2%.
(9)	Variable Rate Demand Preferred Shares, net of deferred offering costs as a percentage of Total Investments is 12.2%.
(ETM)	Escrowed to maturity.
(IF)	Inverse floating rate investment.
(UB)
Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities for more information.

See accompanying notes to financial statements.
36	NUVEEN

NRK
Nuveen New York AMT-Free Quality Municipal Income Fund
(formerly known as Nuveen New York AMT-Free Municipal Income Fund)
	Portfolio of Investments	February 28, 2017

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 161.1% (100.0% of Total Investments)
	MUNICIPAL BONDS – 161.1% (100.0% of Total Investments)
	Consumer Staples – 10.4% (6.5% of Total Investments)
$8,000	Erie County Tobacco Asset Securitization Corporation, New York, Tobacco Settlement Asset-Backed Bonds, 1st Subordinate Series 2005B, 0.000%, 6/01/47	6/17 at 100.00	N/R	$977,360
	Erie County Tobacco Asset Securitization Corporation, New York, Tobacco Settlement Asset-Backed Bonds, Series 2005A:
27,580	5.000%, 6/01/38	4/17 at 100.00	BB	27,582,206
13,500	5.000%, 6/01/45	4/17 at 100.00	BB–	13,076,100
10,000	Erie County Tobacco Asset Securitization Corporation, New York, Tobacco Settlement Asset-Backed Bonds, Series 2005C, 0.000%, 6/01/50	6/17 at 100.00	N/R	736,200
1,310	Nassau County Tobacco Settlement Corporation, New York, Tobacco Settlement Asset-Backed Bonds, Refunding Series 2006A-2, 5.250%, 6/01/26	6/17 at 100.00	B–	1,309,961
26,865	Nassau County Tobacco Settlement Corporation, New York, Tobacco Settlement Asset-Backed Bonds, Series 2006A-3, 5.000%, 6/01/35	4/17 at 100.00	B–	26,206,539
4,680	New York Counties Tobacco Trust VI, New York, Tobacco Settlement Pass-Through Bonds, Turbo Term Series 2016A. Including 2016A-1, 2016A-2A and 2016A-2B, 5.000%, 6/01/51	6/26 at 100.00	N/R	4,806,734
	TSASC Inc., New York, Tobacco Asset-Backed Bonds, Series 2006:
4,135	5.000%, 6/01/45	6/27 at 100.00	BBB–	4,285,555
49,715	5.000%, 6/01/48	6/27 at 100.00	N/R	50,792,322
145,785	Total Consumer Staples			129,772,977
	Education and Civic Organizations – 30.0% (18.6% of Total Investments)
3,150	Brooklyn Arena Local Development Corporation, New York, Payment in Lieu of Taxes Revenue Bonds, Barclays Center Project, Refunding Series 2016A, 5.000%, 7/15/42	1/27 at 100.00	BBB–	3,446,604
	Brooklyn Arena Local Development Corporation, New York, Payment in Lieu of Taxes Revenue Bonds, Barclays Center Project, Series 2009:
9,995	0.000%, 7/15/45	No Opt. Call	BBB–	2,753,123
29,145	0.000%, 7/15/47	No Opt. Call	BBB–	7,518,244
	Build New York City Resource Corporation, New York, Revenue Bonds, Bronx Charter School for Excellence, Series 2013A:
250	5.000%, 4/01/33	4/23 at 100.00	BBB–	257,010
2,535	5.500%, 4/01/43	4/23 at 100.00	BBB–	2,646,920
	Build New York City Resource Corporation, New York, Revenue Bonds, Metropolitan College of New York, Series 2014:
1,000	5.250%, 11/01/29	11/24 at 100.00	BB	1,011,700
5,705	5.250%, 11/01/34	11/24 at 100.00	BB	5,652,742
1,500	5.000%, 11/01/39	11/24 at 100.00	BB	1,407,060
	Build New York City Resource Corporation, New York, Revenue Bonds, South Bronx Charter School for International Cultures and the Arts Project, Series 2013A:
2,690	5.000%, 4/15/33	4/23 at 100.00	BB+	2,648,870
3,990	5.000%, 4/15/43	4/23 at 100.00	BB+	3,810,610
3,655	Dobbs Ferry Local Development Corporation, New York, Revenue Bonds, Mercy College Project, Series 2014, 5.000%, 7/01/44	7/24 at 100.00	A	4,031,977
4,990	Dormitory Authority of the State of New York, General Revenue Bonds, Saint Johns University, Series 2013A, 5.000%, 7/01/44	7/23 at 100.00	A–	5,456,665
1,655	Dormitory Authority of the State of New York, General Revenue Bonds, Saint Johns University, Series 2015A, 5.000%, 7/01/37	7/25 at 100.00	A–	1,833,177
4,265	Dormitory Authority of the State of New York, Housing Revenue Bonds, Fashion Institute of Technology, Series 2007, 5.250%, 7/01/34 – FGIC Insured	No Opt. Call	AA–	4,915,327

NUVEEN	37

NRK	Nuveen New York AMT-Free Quality Municipal Income Fund
(formerly known as Nuveen New York AMT-Free Municipal Income Fund)
	Portfolio of Investments (continued)	February 28, 2017

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Education and Civic Organizations (continued)
$6,000	Dormitory Authority of the State of New York, Insured Revenue Bonds, Mount Sinai School of Medicine, Series 1994A, 5.150%, 7/01/24 – NPFG Insured	No Opt. Call	AA–	$7,041,180
	Dormitory Authority of the State of New York, Insured Revenue Bonds, Touro College and University System, Series 2014A:
1,685	5.250%, 1/01/34	7/24 at 100.00	BBB–	1,796,564
2,185	5.500%, 1/01/39	7/24 at 100.00	BBB–	2,355,299
2,820	5.500%, 1/01/44	7/24 at 100.00	BBB–	3,034,264
14,585	Dormitory Authority of the State of New York, Lease Revenue Bonds, State University Dormitory Facilities, Refunding Series 2013A, 5.000%, 7/01/27	7/23 at 100.00	Aa3	16,761,520
6,215	Dormitory Authority of the State of New York, Lease Revenue Bonds, State University Dormitory Facilities, Series 2009A, 5.000%, 7/01/39	7/19 at 100.00	Aa2	6,670,435
4,750	Dormitory Authority of the State of New York, Lease Revenue Bonds, State University Dormitory Facilities, Series 2011A, 5.000%, 7/01/41	7/21 at 100.00	Aa2	5,280,053
3,750	Dormitory Authority of the State of New York, Lease Revenue Bonds, State University Dormitory Facilities, Series 2012A, 5.000%, 7/01/37	7/22 at 100.00	Aa2	4,190,063
	Dormitory Authority of the State of New York, Lease Revenue Bonds, State University Dormitory Facilities, Series 2015A:
3,095	5.000%, 7/01/31	7/25 at 100.00	Aa3	3,590,788
3,465	5.000%, 7/01/33	7/25 at 100.00	Aa3	3,972,934
	Dormitory Authority of the State of New York, Revenue Bonds, Barnard College, Series 2007A:
405	5.000%, 7/01/25 – NPFG Insured	7/17 at 100.00	AA–	410,735
1,320	5.000%, 7/01/37 – NPFG Insured	7/17 at 100.00	AA–	1,336,579
6,680	Dormitory Authority of the State of New York, Revenue Bonds, Columbia University, Series 2011A, 5.000%, 10/01/41	4/21 at 100.00	AAA	7,476,790
	Dormitory Authority of the State of New York, Revenue Bonds, Convent of the Sacred Heart, Series 2011:
1,000	5.625%, 11/01/35 – AGM Insured	5/21 at 100.00	AA	1,141,900
5,980	5.750%, 11/01/40 – AGM Insured	5/21 at 100.00	AA	6,773,725
12,970	Dormitory Authority of the State of New York, Revenue Bonds, Icahn School of Medicine at Mount Sinai, Refunding Series 2015A, 5.000%, 7/01/40	7/25 at 100.00	A–	14,102,151
1,000	Dormitory Authority of the State of New York, Revenue Bonds, Marymount Manhattan College, Series 2009, 5.250%, 7/01/29	7/19 at 100.00	Baa2	1,070,170
3,250	Dormitory Authority of the State of New York, Revenue Bonds, New York University, Series 1998A, 6.000%, 7/01/18 – NPFG Insured	No Opt. Call	AA–	3,471,423
	Dormitory Authority of the State of New York, Revenue Bonds, New York University, Series 2001-1:
1,500	5.500%, 7/01/24 – AMBAC Insured	No Opt. Call	AA–	1,837,275
4,000	5.500%, 7/01/40 – AMBAC Insured	No Opt. Call	AA–	5,173,800
	Dormitory Authority of the State of New York, Revenue Bonds, New York University, Series 2009A:
10,000	5.250%, 7/01/34	7/19 at 100.00	AA–	10,866,900
3,890	5.000%, 7/01/39	7/19 at 100.00	AA–	4,196,493
13,500	Dormitory Authority of the State of New York, Revenue Bonds, New York University, Series 2009B, 5.000%, 7/01/39	7/19 at 100.00	AA–	14,563,665
	Dormitory Authority of the State of New York, Revenue Bonds, New York University, Series 2015A:
9,000	5.000%, 7/01/34	7/25 at 100.00	AA–	10,241,010
8,955	5.000%, 7/01/45	7/25 at 100.00	AA–	10,126,583
10,850	Dormitory Authority of the State of New York, Revenue Bonds, New York University, Series 2016A, 5.000%, 7/01/32	7/26 at 100.00	AA–	12,596,416
2,800	Dormitory Authority of the State of New York, Revenue Bonds, Non State Supported Debt, Cornell University, Series 2008C, 5.000%, 7/01/37	7/20 at 100.00	Aa1	3,105,648
	Dormitory Authority of the State of New York, Revenue Bonds, Non State Supported Debt, Cornell University, Series 2010A:
5,000	5.000%, 7/01/35	7/20 at 100.00	Aa1	5,550,950
11,560	5.000%, 7/01/40	7/20 at 100.00	Aa1	12,805,937

38	NUVEEN

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Education and Civic Organizations (continued)
	Dormitory Authority of the State of New York, Revenue Bonds, Pratt Institute, Series 2015A:
$800	5.000%, 7/01/39	7/24 at 100.00	A3	$878,152
1,500	5.000%, 7/01/44	7/24 at 100.00	A3	1,633,350
	Dormitory Authority of the State of New York, Revenue Bonds, Rochester Institute of Technology, Series 2006A:
2,500	5.250%, 7/01/20 – AMBAC Insured	No Opt. Call	A1	2,800,050
2,000	5.250%, 7/01/21 – AMBAC Insured	No Opt. Call	A1	2,290,480
	Dormitory Authority of the State of New York, Revenue Bonds, Saint Joseph's College, Series 2010:
1,815	5.250%, 7/01/25	7/17 at 100.00	Ba1	1,829,665
2,000	5.250%, 7/01/35	7/20 at 100.00	Ba1	2,108,740
8,925	Dormitory Authority of the State of New York, Revenue Bonds, Vaughn College of Aeronautics & Technology, Series 2016A, 5.500%, 12/01/36	12/26 at 100.00	BB–	8,984,441
1,000	Dutchess County Local Development Corporation, New York, Revenue Bonds, Marist College Project, Series 2013A, 5.000%, 7/01/39	7/23 at 100.00	A2	1,082,830
7,695	Glen Cove Local Economic Assistance Corporation, New York, Revenue Bonds, Garvies Point Public Improvement Project, Capital Appreciation Series 2016C, 0.000%, 1/01/55 (4)	1/34 at 100.00	N/R	5,147,955
	Hempstead Town Local Development Corporation, New York, Revenue Bonds, Adelphi University Project, Series 2013:
1,785	5.000%, 9/01/38	9/23 at 100.00	A–	1,951,576
1,785	5.000%, 9/01/43	9/23 at 100.00	A–	1,947,221
1,400	Monroe County Industrial Development Corporation, New York, Revenue Bonds, Saint John Fisher College, Series 2014A, 5.500%, 6/01/39	6/24 at 100.00	A–	1,565,648
	New Rochelle Corporation, New York, Local Development Revenue Bonds, Iona College Project, Series 2015A:
325	5.000%, 7/01/40	7/25 at 100.00	BBB	348,082
350	5.000%, 7/01/45	7/25 at 100.00	BBB	374,087
	New York City Industrial Development Agency, New York, Payment in Lieu of Taxes Revenue Bonds, Queens Baseball Stadium Project, Series 2009:
1,000	6.125%, 1/01/29 – AGC Insured	1/19 at 100.00	AA	1,083,680
1,000	6.375%, 1/01/39 – AGC Insured	1/19 at 100.00	AA	1,085,720
	New York City Industrial Development Agency, New York, PILOT Revenue Bonds, Queens Baseball Stadium Project, Series 2006:
6,815	5.000%, 1/01/31 – AMBAC Insured	4/17 at 100.00	BBB	6,831,424
5,000	5.000%, 1/01/36 – AMBAC Insured	4/17 at 100.00	BBB	5,011,150
1,030	4.750%, 1/01/42 – AMBAC Insured	4/17 at 100.00	BBB	1,030,711
14,500	5.000%, 1/01/46 – AMBAC Insured	4/17 at 100.00	BBB	14,533,060
4,730	New York City Industrial Development Agency, New York, Revenue Bonds, Yankee Stadium Project PILOT, Series 2009A, 7.000%, 3/01/49 – AGC Insured	3/19 at 100.00	AA	5,260,848
	New York City Industrial Development Authority, New York, PILOT Revenue Bonds, Yankee Stadium Project, Series 2006:
4,280	5.000%, 3/01/31 – FGIC Insured	4/17 at 100.00	Baa1	4,290,315
31,650	5.000%, 3/01/36 – NPFG Insured	4/17 at 100.00	AA–	32,138,043
20,210	4.500%, 3/01/39 – FGIC Insured	4/17 at 100.00	Baa1	20,256,685
3,400	New York City Trust for Cultural Resources, New York, Revenue Bonds, Whitney Museum of American Art, Series 2011, 5.000%, 7/01/31	1/21 at 100.00	A	3,760,672
	Niagara Area Development Corporation, New York, Niagara University Project, Series 2012A:
600	5.000%, 5/01/35	5/22 at 100.00	BBB+	649,320
1,000	5.000%, 5/01/42	5/22 at 100.00	BBB+	1,079,730
1,450	Onondaga Civic Development Corporation, New York, Revenue Bonds, Le Moyne College Project, Series 2012, 5.000%, 7/01/42	7/22 at 100.00	Baa2	1,519,049
1,000	Onondaga County Trust For Cultural Resources, New York, Revenue Bonds, Syracuse University Project, Series 2011, 5.000%, 12/01/36	12/21 at 100.00	AA–	1,125,680

NUVEEN	39

NRK	Nuveen New York AMT-Free Quality Municipal Income Fund
(formerly known as Nuveen New York AMT-Free Municipal Income Fund)
	Portfolio of Investments (continued)	February 28, 2017

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Education and Civic Organizations (continued)
	Tompkins County Development Corporation, New York, Revenue Bonds, Ithaca College, Series 2011:
$1,390	5.500%, 7/01/33 – AGM Insured	1/21 at 100.00	A2	$1,549,350
1,000	5.250%, 7/01/36 – AGM Insured	1/21 at 100.00	A2	1,102,800
4,000	5.375%, 7/01/41 – AGM Insured	1/21 at 100.00	A2	4,434,080
3,700	Troy Capital Resource Corporation, New York, Revenue Bonds, Rensselaer Polytechnic Institute, Series 2010A, 5.125%, 9/01/40	9/20 at 100.00	A3	4,078,362
378,370	Total Education and Civic Organizations			372,694,235
	Financials – 1.5% (1.0% of Total Investments)
1,615	New York Liberty Development Corporation, Revenue Bonds, Goldman Sachs Headquarters Issue, Series 2005, 5.250%, 10/01/35	No Opt. Call	A	1,934,738
13,835	New York Liberty Development Corporation, Revenue Bonds, Goldman Sachs Headquarters Issue, Series 2007, 5.500%, 10/01/37	No Opt. Call	A	17,127,453
15,450	Total Financials			19,062,191
	Health Care – 5.1% (3.1% of Total Investments)
1,250	Build New York City Resource Corporation, New York, Revenue Bonds, New York Methodist Hospital Project, Refunding Series 2014, 5.000%, 7/01/27	7/24 at 100.00	A3	1,418,450
2,455	Dormitory Authority of the State of New York, FHA-Insured Mortgage Hospital Revenue Bonds, Hospital for Special Surgery, Series 2009, 6.250%, 8/15/34	8/19 at 100.00	AA+	2,744,150
4,000	Dormitory Authority of the State of New York, Revenue Bonds, North Shore Long Island Jewish Obligated Group, Series 2011A, 5.000%, 5/01/41	5/21 at 100.00	A	4,350,880
300	Dormitory Authority of the State of New York, Revenue Bonds, Orange Regional Medical Center Obligated Group, Series 2017, 5.000%, 12/01/36	6/27 at 100.00	Baa3	321,369
900	Dutchess County Local Development Corporation, New York, Revenue Bonds, Health Quest Systems Inc., Series 2010A, 5.750%, 7/01/40 – AGM Insured	7/20 at 100.00	A–	983,799
27,615	Dutchess County Local Development Corporation, New York, Revenue Bonds, Health Quest Systems, Inc. Project, Series 2016B, 5.000%, 7/01/46	7/26 at 100.00	A–	30,244,500
1,875	Monroe County Industrial Development Corporation, New York, FHA Insured Mortgage Revenue Bonds, Unity Hospital of Rochester Project, Series 2010, 5.750%, 8/15/35	2/21 at 100.00	AA	2,160,900
3,900	Monroe County Industrial Development Corporation, New York, Revenue Bonds, Rochester General Hospital Project, Series 2013A, 5.000%, 12/01/42	12/22 at 100.00	A–	4,189,848
5,585	Suffolk County Economic Development Corporation, New York, Revenue Bonds, Catholic Health Services of Long Island Obligated Group Project, Refunding Series 2011, 5.000%, 7/01/28	7/21 at 100.00	A–	6,008,064
565	Westchester County Health Care Corporation, New York, Senior Lien Revenue Bonds, Series 2010-C2, 6.125%, 11/01/37	11/20 at 100.00	BBB	622,664
2,260	Westchester County Local Development Corporation, New York, Revenue Bonds, Westchester Medical Center Obligated Group Project, Refunding Series 2016, 5.000%, 11/01/46	11/25 at 100.00	BBB	2,390,176
5,740	Yonkers Industrial Development Agency, New York, Revenue Bonds, St. John's Riverside Hospital, Series 2001A, 7.125%, 7/01/31	4/17 at 100.00	BB–	5,749,758
2,035	Yonkers Industrial Development Agency, New York, Revenue Bonds, St. John's Riverside Hospital, Series 2001B, 7.125%, 7/01/31	4/17 at 100.00	BB–	2,038,460
58,480	Total Health Care			63,223,018
	Housing/Multifamily – 0.1% (0.1% of Total Investments)
1,040	New York City Housing Development Corporation, New York, Multifamily Housing Revenue Bonds, Series 2010D-1A, 5.000%, 11/01/42	5/20 at 100.00	AA+	1,123,595
450	New York State Housing Finance Agency, Affordable Housing Revenue Bonds, Series 2009B, 4.500%, 11/01/29	5/19 at 100.00	Aa2	461,336
50	New York State Housing Finance Agency, Mortgage Revenue Refunding Bonds, Housing Project, Series 1996A, 6.125%, 11/01/20 – AGM Insured	4/17 at 100.00	AA	50,158
1,540	Total Housing/Multifamily			1,635,089

40	NUVEEN

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Industrials – 3.2% (2.0% of Total Investments)
$38,030	New York Liberty Development Corporation, New York, Liberty Revenue Bonds, 3 World Trade Center Project, Class 1 Series 2014, 5.000%, 11/15/44	11/24 at 100.00	N/R	$39,869,129
	Long-Term Care – 0.1% (0.1% of Total Investments)
1,225	Suffolk County Economic Development Corporation, New York, Revenue Bonds, Peconic Landing At Southold, Inc. Project, Refunding Series 2010, 6.000%, 12/01/40	12/20 at 100.00	BBB–	1,327,410
	Tax Obligation/General – 9.6% (5.9% of Total Investments)
15	Nassau County, New York, General Obligation Bonds, General Improvement Series 2009C, 5.000%, 10/01/29 – AGC Insured	10/19 at 100.00	AA	16,327
	Nassau County, New York, General Obligation Bonds, General Improvement Series 2016B:
6,955	5.000%, 10/01/27	10/26 at 100.00	A+	8,271,164
4,590	5.000%, 10/01/28	10/26 at 100.00	A+	5,410,876
	Nassau County, New York, General Obligation Bonds, General Improvement Series, Refunding 2016A:
5,860	5.000%, 1/01/31	1/26 at 100.00	A+	6,729,683
500	5.000%, 1/01/38	1/26 at 100.00	A+	556,185
5,030	Nassau County, New York, General Obligation Bonds, General Improvement Series 2016C, 5.000%, 4/01/33	4/26 at 100.00	A+	5,726,454
1,200	New York City, New York, General Obligation Bonds, Fiscal 2009 Series E, 5.000%, 8/01/28	8/19 at 100.00	AA	1,305,900
	New York City, New York, General Obligation Bonds, Fiscal 2012 Series A-1:
6,085	5.000%, 10/01/31	10/22 at 100.00	AA	6,966,351
1,000	5.000%, 10/01/33	10/22 at 100.00	AA	1,142,020
1,570	5.000%, 10/01/34	10/22 at 100.00	AA	1,779,736
8,665	New York City, New York, General Obligation Bonds, Fiscal 2012 Series B, 5.000%, 8/01/30	8/22 at 100.00	AA	9,891,271
	New York City, New York, General Obligation Bonds, Fiscal 2012 Series I:
1,000	5.000%, 8/01/30	8/22 at 100.00	AA	1,141,520
2,000	5.000%, 8/01/31	8/22 at 100.00	AA	2,283,040
	New York City, New York, General Obligation Bonds, Fiscal 2013 Series F-1:
5,000	5.000%, 3/01/29	3/23 at 100.00	AA	5,722,950
3,400	5.000%, 3/01/31	3/23 at 100.00	AA	3,865,358
2,190	5.000%, 3/01/32	3/23 at 100.00	AA	2,475,423
1,000	5.000%, 3/01/33	3/23 at 100.00	AA	1,118,540
3,735	New York City, New York, General Obligation Bonds, Fiscal 2014 Series A-1, 5.000%, 8/01/26	8/23 at 100.00	AA	4,349,856
8,000	New York City, New York, General Obligation Bonds, Fiscal 2014 Series D-1, 5.000%, 8/01/30	8/23 at 100.00	AA	9,179,360
7,665	New York City, New York, General Obligation Bonds, Fiscal 2015 Series A, 5.000%, 8/01/33	8/24 at 100.00	AA	8,713,495
9,600	New York City, New York, General Obligation Bonds, Fiscal 2017 Series B-1, 5.000%, 12/01/41	12/26 at 100.00	AA	10,968,864
5	New York City, New York, General Obligation Bonds, Fiscal Series 2004E, 5.000%, 11/01/20 – AGM Insured	4/17 at 100.00	AA	5,019
	New York City, New York, General Obligation Bonds, Series 2011D-I:
2,785	5.000%, 10/01/30	10/21 at 100.00	AA	3,146,159
2,880	5.000%, 10/01/34	10/21 at 100.00	AA	3,242,707
3,345	New York City, New York, General Obligation Bonds, Subseries G-1 Fiscal Series 2012, 5.000%, 4/01/28	4/22 at 100.00	AA	3,829,791
	Rensselaer County, New York, General Obligation Bonds, Series 1991:
960	6.700%, 2/15/18 – AMBAC Insured	No Opt. Call	AA	1,012,858
960	6.700%, 2/15/19 – AMBAC Insured	No Opt. Call	AA	1,066,099
960	6.700%, 2/15/20 – AMBAC Insured	No Opt. Call	AA	1,117,958
747	6.700%, 2/15/21 – AMBAC Insured	No Opt. Call	AA	907,598

NUVEEN	41

NRK	Nuveen New York AMT-Free Quality Municipal Income Fund
(formerly known as Nuveen New York AMT-Free Municipal Income Fund)
	Portfolio of Investments (continued)	February 28, 2017

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/General (continued)
	Rochester, New York, General Obligation Bonds, Series 1999:
$735	5.250%, 10/01/20 – NPFG Insured	No Opt. Call	AA–	$836,540
735	5.250%, 10/01/21 – NPFG Insured	No Opt. Call	AA–	857,547
730	5.250%, 10/01/22 – NPFG Insured	No Opt. Call	AA–	866,700
730	5.250%, 10/01/23 – NPFG Insured	No Opt. Call	AA–	878,197
730	5.250%, 10/01/24 – NPFG Insured	No Opt. Call	AA–	873,029
730	5.250%, 10/01/25 – NPFG Insured	No Opt. Call	AA–	881,512
725	5.250%, 10/01/26 – NPFG Insured	No Opt. Call	AA–	883,028
1,145	Three Village Central School District, Brookhaven and Smithtown, Suffolk County, New York, General Obligation Bonds, Refunding Series 2005, 5.000%, 6/01/18 – FGIC Insured	No Opt. Call	Aa2	1,205,868
103,962	Total Tax Obligation/General			119,224,983
	Tax Obligation/Limited – 46.2% (28.7% of Total Investments)
525	Dormitory Authority of the State of New York, Insured Revenue Bonds, 853 Schools Program – Anderson School, Series 1999E, Issue 2, 5.750%, 7/01/19 – AMBAC Insured	4/17 at 100.00	N/R	527,363
4,955	Dormitory Authority of the State of New York, Insured Revenue Bonds, Special Act School District Program, Series 1999, 5.750%, 7/01/19 – NPFG Insured	4/17 at 100.00	AA–	4,976,554
1,000	Dormitory Authority of the State of New York, Master BOCES Program Lease Revenue Bonds, Nassau County Board of Cooperative Educational Services, Series 2009, 5.000%, 8/15/28 – AGC Insured	8/19 at 100.00	AA	1,075,100
105	Dormitory Authority of the State of New York, Revenue Bonds, School Districts Financing Program, Series 2009A, 5.625%, 10/01/29 – AGC Insured	10/19 at 100.00	AA	115,840
1,000	Dormitory Authority of the State of New York, Revenue Bonds, State University Educational Facilities, Series 1993A, 5.500%, 5/15/19 – AMBAC Insured	No Opt. Call	Aa2	1,067,750
1,790	Dormitory Authority of the State of New York, Second General Resolution Consolidated Revenue Bonds, City University System, Series 1993A, 5.750%, 7/01/18 – AGM Insured	No Opt. Call	AA	1,853,670
	Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds, General Purpose Series 2011C:
995	5.000%, 3/15/34	3/21 at 100.00	AAA	1,112,619
24,000	5.000%, 3/15/41	3/21 at 100.00	AAA	26,482,320
	Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds, General Purpose Series 2012D:
7,550	5.000%, 2/15/33	2/22 at 100.00	AAA	8,512,399
10,000	5.000%, 2/15/40	2/22 at 100.00	AAA	11,194,900
	Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds, General Purpose Series 2014A:
5,000	5.000%, 2/15/29	2/24 at 100.00	AAA	5,822,600
10,000	5.000%, 2/15/30	2/24 at 100.00	AAA	11,580,000
7,000	Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds, General Purpose Series 2014C, Group C, 5.000%, 3/15/44	3/24 at 100.00	AAA	7,822,010
	Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds, General Purpose Series 2015A:
1,500	5.000%, 3/15/31	3/25 at 100.00	AAA	1,738,620
2,500	5.000%, 3/15/33	3/25 at 100.00	AAA	2,868,575
28,280	Dormitory Authority of the State of New York, State Sales Tax Revenue Bonds, Series 2013A, 5.000%, 3/15/43	3/23 at 100.00	AAA	31,601,769
3,000	Dormitory Authority of the State of New York, State Sales Tax Revenue Bonds, Series 2014A, 5.000%, 3/15/34	3/24 at 100.00	AAA	3,419,400
12,045	Dormitory Authority of the State of New York, State Sales Tax Revenue Bonds, Series 2015B. Group A,B&C, 5.000%, 3/15/36	9/25 at 100.00	AAA	13,858,977
1,080	Erie County Industrial Development Agency, New York, School Facility Revenue Bonds, Buffalo City School District, Refunding Series 2013A, 5.000%, 5/01/28	5/23 at 100.00	AA	1,246,266
5,045	Government of Guam, Business Privilege Tax Bonds, Refunding Series 2015D, 5.000%, 11/15/27	11/25 at 100.00	A	5,470,294

42	NUVEEN

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
	Hudson Yards Infrastructure Corporation, New York, Revenue Bonds, Senior Fiscal 2012 Series 2011A:
$23,030	5.750%, 2/15/47	2/21 at 100.00	A	$26,200,540
6,000	5.250%, 2/15/47	2/21 at 100.00	A	6,659,400
1,850	5.000%, 2/15/47 – AGM Insured	2/21 at 100.00	AA	2,040,328
	Hudson Yards Infrastructure Corporation, New York, Revenue Bonds, Series 2006A:
51,590	5.000%, 2/15/47 – FGIC Insured	4/17 at 100.00	A	51,989,304
4,200	5.000%, 2/15/47 – AGM Insured	4/17 at 100.00	AA	4,232,508
9,000	Metropolitan Transportation Authority, New York, State Service Contract Bonds, Series 2002A, 5.750%, 7/01/18 – AGM Insured (UB)	No Opt. Call	AA	9,595,710
1,000	Metropolitan Transportation Authority, New York, State Service Contract Refunding Bonds, Series 2002A, 5.750%, 7/01/18 – AGM Insured	No Opt. Call	AA	1,066,190
3,675	Monroe County Industrial Development Agency, New York, School Facility Revenue Bonds, Rochester Schools Modernization Project, Series 2013, 5.000%, 5/01/28	5/23 at 100.00	AA	4,220,995
10,440	New York City Transitional Finance Authority, New York, Building Aid Revenue Bonds, Fiscal Series 2007S-2, 5.000%, 1/15/28 – FGIC Insured	4/17 at 100.00	AA	10,478,941
	New York City Transitional Finance Authority, New York, Building Aid Revenue Bonds, Fiscal Series 2015S-1:
5,400	5.000%, 7/15/33	1/25 at 100.00	AA	6,152,814
5,360	5.000%, 7/15/43	1/25 at 100.00	AA	6,007,327
11,000	New York City Transitional Finance Authority, New York, Building Aid Revenue Bonds, Fiscal Series 2015S-2, 5.000%, 7/15/40	7/25 at 100.00	AA	12,427,800
7,500	New York City Transitional Finance Authority, New York, Building Aid Revenue Bonds, Fiscal Series 2016S-1, 4.000%, 7/15/40	1/26 at 100.00	AA	7,663,050
	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds, Subordinate Fiscal 2012 Series E-1:
6,225	5.000%, 2/01/37	2/22 at 100.00	AAA	6,997,087
24,155	5.000%, 2/01/42	2/22 at 100.00	AAA	27,007,706
32,500	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds, Subordinate Fiscal 2012 Series F-1, 5.000%, 5/01/39	5/22 at 100.00	AAA	36,487,098
5,100	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds, Subordinate Fiscal 2013 Series F-1, 5.000%, 2/01/29	2/23 at 100.00	AAA	5,850,669
13,530	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds, Subordinate Fiscal 2014 Series D-1, 5.000%, 2/01/37	2/24 at 100.00	AAA	15,210,426
	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds, Subordinate Fiscal 2015 Series B-1:
5,000	5.000%, 8/01/33	8/24 at 100.00	AAA	5,739,950
3,960	5.000%, 8/01/35	8/24 at 100.00	AAA	4,511,826
9,325	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds, Subordinate Fiscal 2017 Series A-1, 4.000%, 5/01/42	5/26 at 100.00	AAA	9,658,182
	New York City Transitional Finance Authority, New York, Future Tax Secured Revenue Bonds, Subordinate Lien Series 2011C:
10,000	5.500%, 11/01/35	11/20 at 100.00	AAA	11,388,700
1,000	5.000%, 11/01/39	11/20 at 100.00	AAA	1,112,760
8,490	New York City Transitional Finance Authority, New York, Future Tax Secured Revenue Bonds, Subordinate Series 2011-D1, 5.000%, 2/01/35	2/21 at 100.00	AAA	9,406,835
	New York City, New York, Educational Construction Fund, Revenue Bonds, Series 2011A:
18,575	5.750%, 4/01/33 – AGM Insured	4/21 at 100.00	Aa3	21,359,578
4,000	5.750%, 4/01/41	4/21 at 100.00	AA–	4,591,120
28,795	New York State Thruway Authority, Highway and Bridge Trust Fund Bonds, Second General, Series 2005B, 5.500%, 4/01/20 – AMBAC Insured	No Opt. Call	AA+	32,602,563

NUVEEN	43

NRK	Nuveen New York AMT-Free Quality Municipal Income Fund
(formerly known as Nuveen New York AMT-Free Municipal Income Fund)
	Portfolio of Investments (continued)	February 28, 2017

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
	New York State Thruway Authority, State Personal Income Tax Revenue Bonds, Series 2010A:
$1,600	5.000%, 3/15/29	9/20 at 100.00	AAA	$1,797,424
1,945	5.000%, 3/15/30	9/20 at 100.00	AAA	2,167,644
7,065	New York State Urban Development Corporation, State Facilities Revenue Bonds, Series 1995, 5.700%, 4/01/20 – AGM Insured (UB) (5)	No Opt. Call	AA	7,580,038
12,070	New York State Urban Development Corporation, State Personal Income Tax Revenue Bonds, General Purpose Series 2013C, 5.000%, 3/15/32	3/23 at 100.00	AAA	13,848,515
	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Series 2007A:
11,000	0.000%, 8/01/41 – NPFG Insured	No Opt. Call	AA–	2,741,530
13,520	0.000%, 8/01/42 – FGIC Insured	No Opt. Call	AA–	3,222,898
10,000	0.000%, 8/01/44 – NPFG Insured	No Opt. Call	AA–	2,062,500
19,900	0.000%, 8/01/45 – NPFG Insured	No Opt. Call	AA–	3,863,983
201,690	0.000%, 8/01/46 – NPFG Insured	No Opt. Call	AA–	36,862,879
89,130	0.000%, 8/01/47 – AMBAC Insured	No Opt. Call	Caa3	14,493,429
525	Suffolk County Industrial Development Agency, New York, Revenue Bonds, Hampton Bays Public Library, Series 1999A, 6.000%, 10/01/19 – NPFG Insured	4/17 at 100.00	A3	527,305
2,730	Suffolk County Judicial Facilities Agency, New York, Lease Revenue Bonds, H. Lee Dennison Building, Series 2013, 5.000%, 11/01/33	11/23 at 100.00	A–	2,951,485
809,245	Total Tax Obligation/Limited			575,126,063
	Transportation – 20.0% (12.4% of Total Investments)
10,000	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Refunding Green Series 2016A-1, 5.000%, 11/15/46	5/26 at 100.00	AA–	11,205,600
	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Refunding Green Series 2016B:
1,815	4.000%, 11/15/34	11/26 at 100.00	AA–	1,889,106
4,000	5.000%, 11/15/35	11/26 at 100.00	AA–	4,557,440
13,950	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Refunding Series 2012F, 5.000%, 11/15/30	11/22 at 100.00	AA–	16,134,570
27,285	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Series 2010D, 5.250%, 11/15/40	11/20 at 100.00	AA–	30,443,239
6,090	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Series 2013B, 5.000%, 11/15/30	5/23 at 100.00	AA–	6,905,695
480	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Series 2013C, 5.000%, 11/15/32	5/23 at 100.00	AA–	539,534
1,900	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Series 2013D, 5.250%, 11/15/30	11/23 at 100.00	AA–	2,207,325
	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Series 2013E:
14,000	5.000%, 11/15/31	11/23 at 100.00	AA–	15,955,380
1,785	5.000%, 11/15/32	11/23 at 100.00	AA–	2,022,601
10,000	5.000%, 11/15/38	11/23 at 100.00	AA–	11,201,100
9,370	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Series 2014B, 5.250%, 11/15/35	5/24 at 100.00	AA–	10,767,348
2,700	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Series 2015A-1, 5.000%, 11/15/45	5/25 at 100.00	AA–	3,013,362
2,570	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Series 2016C-1, 5.000%, 11/15/34	11/26 at 100.00	AA–	2,939,643
8,055	New York Liberty Development Corporation, New York, Liberty Revenue Bonds, 4 World Trade Center Project, Series 2011, 5.000%, 11/15/44	11/21 at 100.00	A+	8,899,647
3,400	New York State Thruway Authority, General Revenue Bonds, Refunding Series 2007H, 5.000%, 1/01/25 – FGIC Insured	1/18 at 100.00	AA–	3,518,626

44	NUVEEN

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Transportation (continued)
	New York State Thruway Authority, General Revenue Junior Indebtedness Obligations, Series 2016A:
$2,000	5.000%, 1/01/36	1/26 at 100.00	A–	$2,242,520
2,500	5.000%, 1/01/41	1/26 at 100.00	A–	2,788,975
1,285	5.000%, 1/01/46	1/26 at 100.00	A–	1,429,395
19,230	5.000%, 1/01/51	1/26 at 100.00	A–	21,191,075
5,000	5.250%, 1/01/56	1/26 at 100.00	A–	5,651,650
7,350	4.000%, 1/01/56	1/26 at 100.00	A–	7,359,923
	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, One Hundred Eighty-Forth Series 2014:
2,100	5.000%, 9/01/33	9/24 at 100.00	AA–	2,429,364
3,950	5.000%, 9/01/34	9/24 at 100.00	AA–	4,537,642
1,000	5.000%, 9/01/35	9/24 at 100.00	AA–	1,145,130
5,155	5.000%, 9/01/36	9/24 at 100.00	AA–	5,888,144
9,755	5.000%, 9/01/39	9/24 at 100.00	AA–	11,064,901
	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, One Hundred Eighty-Ninth Series 2015:
3,375	5.000%, 5/01/30	5/25 at 100.00	AA–	3,935,520
6,535	5.000%, 5/01/31	5/25 at 100.00	AA–	7,589,096
3,595	5.000%, 5/01/35	5/25 at 100.00	AA–	4,090,319
10,780	5.000%, 5/01/45	5/25 at 100.00	AA–	12,116,073
9,000	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, One Hundred Ninety-Fourth Series 2015, 5.250%, 10/15/55	10/25 at 100.00	AA–	10,285,830
2,000	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, One Hundred Seventy Ninth Series 2013, 5.000%, 12/01/43	12/23 at 100.00	AA–	2,265,180
2,500	Port Authority of New York and New Jersey, Special Project Bonds, JFK International Air Terminal LLC Project, Eighth Series 2010, 6.500%, 12/01/28	4/17 at 100.00	Baa1	2,549,200
2,000	Triborough Bridge and Tunnel Authority, New York, General Purpose Revenue Bonds, MTA Bridges & Tunnels, Series 2017A, 5.000%, 11/15/37	5/27 at 100.00	AA–	2,307,680
5,480	Triborough Bridge and Tunnel Authority, New York, General Purpose Revenue Bonds, Refunding Subordinate Lien Series 2002E, 5.500%, 11/15/20 – NPFG Insured	No Opt. Call	AA–	6,354,992
221,990	Total Transportation			249,422,825
	U.S. Guaranteed – 13.8% (8.6% of Total Investments) (6)
5,315	Albany Capital Resource Corporation, New York, St. Peter's Hospital Project, Series 2011, 6.125%, 11/15/30 (Pre-refunded 11/15/20)	11/20 at 100.00	N/R (6)	6,247,570
5,935	Albany Industrial Development Agency, New York, Revenue Bonds, Saint Peter's Hospital, Series 2008A, 5.250%, 11/15/32 (Pre-refunded 11/15/17)	11/17 at 100.00	N/R (6)	6,127,116
4,205	Albany Industrial Development Agency, New York, Revenue Bonds, Saint Peter's Hospital, Series 2008D, 5.375%, 11/15/32 (Pre-refunded 11/15/17)	11/17 at 100.00	N/R (6)	4,344,858
1,000	Albany Industrial Development Agency, New York, Revenue Bonds, Saint Peter's Hospital, Series 2008E, 5.250%, 11/15/32 (Pre-refunded 11/15/17)	11/17 at 100.00	N/R (6)	1,032,370
	Canton Capital Resource Corporation, New York, Student Housing Facility Revenue Bonds, Grasse River LLC at SUNY Canton Project Series 2010A:
1,000	5.000%, 5/01/40 (Pre-refunded 5/01/20)	5/20 at 100.00	AA (6)	1,118,680
1,000	5.000%, 5/01/45 (Pre-refunded 5/01/20) – AGM Insured	5/20 at 100.00	AA (6)	1,118,680
540	Dormitory Authority of the State of New York, 853 Schools Program Insured Revenue Bonds, St. Anne Institute, Issue 2, Series 1998E, 5.000%, 7/01/18 (Pre-refunded 4/19/17) – AMBAC Insured	4/17 at 100.00	N/R (6)	542,052
	Dormitory Authority of the State of New York, Orange Regional Medical Center Obligated Group Revenue Bonds, Series 2008:
5,430	6.500%, 12/01/21 (Pre-refunded 12/01/18)	12/18 at 100.00	Baa3 (6)	5,870,482
6,780	6.125%, 12/01/29 (Pre-refunded 12/01/18)	12/18 at 100.00	Baa3 (6)	7,389,997
14,770	6.250%, 12/01/37 (Pre-refunded 12/01/18)	12/18 at 100.00	Baa3 (6)	16,131,056

NUVEEN	45

NRK	Nuveen New York AMT-Free Quality Municipal Income Fund
(formerly known as Nuveen New York AMT-Free Municipal Income Fund)
	Portfolio of Investments (continued)	February 28, 2017

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	U.S. Guaranteed (6) (continued)
	Dormitory Authority of the State of New York, Revenue Bonds, Barnard College, Series 2007A:
$1,595	5.000%, 7/01/25 (Pre-refunded 7/01/17) – NPFG Insured	7/17 at 100.00	AA– (6)	$1,618,686
5,205	5.000%, 7/01/37 (Pre-refunded 7/01/17) – NPFG Insured	7/17 at 100.00	AA– (6)	5,282,294
	Dormitory Authority of the State of New York, Revenue Bonds, Health Quest System Inc., Series 2007B:
3,865	5.250%, 7/01/27 (Pre-refunded 7/01/17) – AGC Insured	7/17 at 100.00	AA (6)	3,926,492
3,500	5.125%, 7/01/37 (Pre-refunded 7/01/17) – AGC Insured	7/17 at 100.00	AA (6)	3,554,180
7,330	Dormitory Authority of the State of New York, FHA-Insured Mortgage Revenue Bonds, Hudson Valley Hospital Center, Series 2007, 5.000%, 8/15/27 (Pre-refunded 8/15/17) – AGM Insured	8/17 at 100.00	AA (6)	7,479,019
895	Dormitory Authority of the State of New York, Revenue Bonds, School Districts Financing Program, Series 2009A, 5.625%, 10/01/29 (Pre-refunded 10/01/19) – AGC Insured	10/19 at 100.00	AA (6)	999,527
875	Dormitory Authority of the State of New York, Revenue Bonds, New School University, Series 2010, 5.250%, 7/01/30 (Pre-refunded 7/01/20)	7/20 at 100.00	A– (6)	990,719
3,415	Dormitory Authority of the State of New York, Revenue Bonds, New York University, Series 2007, 5.000%, 7/01/32 (Pre-refunded 7/01/17) – AMBAC Insured	7/17 at 100.00	AA– (6)	3,465,713
9,400	Dormitory Authority of the State of New York, General Revenue Bonds, Saint Johns University, Series 2007A, 5.250%, 7/01/32 (Pre-refunded 7/01/17) – NPFG Insured	7/17 at 100.00	AA– (6)	9,547,580
3,000	Dormitory Authority of the State of New York, Revenue Bonds, Fordham University, Series 2008B, 5.000%, 7/01/38 (Pre-refunded 7/01/18) – AGC Insured	7/18 at 100.00	A2 (6)	3,169,020
800	Dormitory Authority of the State of New York, GNMA Collateralized Revenue Bonds, Cabrini of Westchester Project, Series 2006, 5.200%, 2/15/41 (Pre-refunded 4/12/17)	4/17 at 103.00	AA+ (6)	826,736
	Erie County Industrial Development Agency, New York, School Facility Revenue Bonds, Buffalo City School District, Series 2008A:
3,540	5.750%, 5/01/27 (Pre-refunded 5/01/18) – AGM Insured (UB)	5/18 at 100.00	AA (6)	3,746,347
5,000	5.750%, 5/01/28 (Pre-refunded 5/01/18) – AGM Insured (UB)	5/18 at 100.00	AA (6)	5,291,450
	Erie County Industrial Development Agency, New York, School Facility Revenue Bonds, Buffalo City School District, Series 2007A:
21,030	5.750%, 5/01/28 (Pre-refunded 5/01/17) – AGM Insured (UB)	5/17 at 100.00	AA (6)	21,219,901
5,980	5.750%, 5/01/27 (Pre-refunded 5/01/17) – AGM Insured (UB)	5/17 at 100.00	AA (6)	6,033,999
10,125	Erie County Industrial Development Agency, New York, School Facility Revenue Bonds, Buffalo City School District Project, Series 2009A, 5.000%, 5/01/31 (Pre-refunded 5/01/19)	5/19 at 100.00	AA (6)	10,996,459
3,310	Long Island Power Authority, New York, Electric System Revenue Bonds, Series 2008A, 5.500%, 5/01/33 (Pre-refunded 5/01/19) – BHAC Insured	5/19 at 100.00	AA+ (6)	3,628,885
4,000	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Series 2008A, 5.250%, 11/15/36 (Pre-refunded 11/15/17)	11/17 at 100.00	AA– (6)	4,129,760
4,800	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Series 2008A, 5.250%, 11/15/36 (Pre-refunded 11/15/17)	11/17 at 100.00	N/R (6)	4,955,712
985	Nassau County, New York, General Obligation Bonds, General Improvement Series 2009C, 5.000%, 10/01/29 (Pre-refunded 10/01/19) – AGC Insured	10/19 at 100.00	AA (6)	1,084,071
5,000	New York City Municipal Water Finance Authority, New York, Water and Sewer System Revenue Bonds, Second Generation Resolution, Series 2007AA, 5.000%, 6/15/37 (Pre-refunded 6/15/17)	6/17 at 100.00	AA+ (6)	5,054,150
	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds, Fiscal Series 2007B:
2,510	5.000%, 11/01/30 (Pre-refunded 5/01/17)	5/17 at 100.00	N/R (6)	2,529,503
1,290	5.000%, 11/01/30 (Pre-refunded 5/01/17)	5/17 at 100.00	AAA	1,298,462
4,185	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, One Hundred Forty Eighth Series 2008, Tender Option Bond Trust 2015-XF2178, 16.229%, 8/15/32 (Pre-refunded 8/15/17) – AGM Insured (IF) (5)	8/17 at 100.00	AA (6)	4,525,324
955	Suffolk County Economic Development Corporation, New York, Revenue Bonds, Catholic Health Services of Long Island Obligated Group Project, Refunding Series 2011, 5.000%, 7/01/28 (Pre-refunded 7/01/21)	7/21 at 100.00	N/R (6)	1,101,497
4,485	Westchester County Health Care Corporation, New York, Senior Lien Revenue Bonds, Series 2010-C2, 6.125%, 11/01/37 (Pre-refunded 11/01/20)	11/20 at 100.00	N/R (6)	5,264,852
163,050	Total U.S. Guaranteed			171,643,199

46	NUVEEN

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Utilities – 11.5% (7.1% of Total Investments)
$2,450	Chautauqua County Industrial Development Agency, New York, Exempt Facility Revenue Bonds, NRG Dunkirk Power Project, Series 2009, 5.875%, 4/01/42	2/20 at 100.00	Baa3	$2,563,484
3,000	Guam Power Authority, Revenue Bonds, Series 2010A, 5.000%, 10/01/37 – AGM Insured	10/20 at 100.00	AA	3,286,320
1,045	Guam Power Authority, Revenue Bonds, Series 2012A, 5.000%, 10/01/34	10/22 at 100.00	BBB	1,089,413
	Long Island Power Authority, New York, Electric System General Revenue Bonds, Series 2000A:
8,000	0.000%, 6/01/24 – AGM Insured	No Opt. Call	AA	6,677,920
8,000	0.000%, 6/01/25 – AGM Insured	No Opt. Call	AA	6,384,640
20,000	0.000%, 6/01/26 – AGM Insured	No Opt. Call	AA	15,605,000
10,000	0.000%, 6/01/27 – AGM Insured	No Opt. Call	AA	7,514,000
15,000	0.000%, 6/01/28 – AGM Insured	No Opt. Call	AA	10,787,100
10,000	0.000%, 6/01/29 – AGM Insured	No Opt. Call	AA	6,896,700
2,590	Long Island Power Authority, New York, Electric System General Revenue Bonds, Series 2014A, 5.000%, 9/01/44	9/24 at 100.00	A–	2,867,985
5,000	Long Island Power Authority, New York, Electric System Revenue Bonds, Series 2011A, 5.000%, 5/01/38	5/21 at 100.00	A–	5,340,850
6,500	Niagara Area Development Corporation, New York, Solid Waste Disposal Facility Revenue Refunding Bonds, Covanta Energy Project, Series 2012B, 4.000%, 11/01/24	11/17 at 100.00	BB+	6,517,745
9,000	Utility Debt Securitization Authority, New York, Restructuring Bonds, Refunding Series 2015, 5.000%, 12/15/32	12/25 at 100.00	AAA	10,580,130
	Utility Debt Securitization Authority, New York, Restructuring Bonds, Series 2013TE:
9,500	5.000%, 12/15/32	12/23 at 100.00	AAA	11,059,710
22,290	5.000%, 12/15/41	12/23 at 100.00	AAA	25,527,845
7,000	Utility Debt Securitization Authority, New York, Restructuring Bonds, Series 2016A, 5.000%, 12/15/35	6/26 at 100.00	AAA	8,221,290
	Utility Debt Securitization Authority, New York, Restructuring Bonds, Series 2016B:
3,750	5.000%, 12/15/33	6/26 at 100.00	AAA	4,417,688
3,575	5.000%, 12/15/34	6/26 at 100.00	AAA	4,192,367
3,275	5.000%, 12/15/35	6/26 at 100.00	AAA	3,825,986
149,975	Total Utilities			143,356,173
	Water and Sewer – 9.6% (5.9% of Total Investments)
5,160	New York City Municipal Water Finance Authority, New York, Water and Sewer System Revenue Bonds, Second Generation Resolution, Fiscal 2012 Series BB, 5.000%, 6/15/44	12/21 at 100.00	AA+	5,785,186
4,085	New York City Municipal Water Finance Authority, New York, Water and Sewer System Second General Resolution Revenue Bonds, Fiscal 2013 Series DD, 5.000%, 6/15/35	6/23 at 100.00	AA+	4,645,871
10,000	New York City Municipal Water Finance Authority, New York, Water and Sewer System Second General Resolution Revenue Bonds, Fiscal 2014 Series DD, 5.000%, 6/15/35	6/24 at 100.00	AA+	11,407,100
5,375	New York City Municipal Water Finance Authority, New York, Water and Sewer System Second General Resolution Revenue Bonds, Fiscal 2015 Series HH, 5.000%, 6/15/39	6/25 at 100.00	AA+	6,095,841
15,000	New York City Municipal Water Finance Authority, New York, Water and Sewer System Second General Resolution Revenue Bonds, Fiscal 2017 Series CC-1, 5.000%, 6/15/46	6/26 at 100.00	AA+	16,949,700
2,580	New York State Environmental Facilities Corporation, State Clean Water and Drinking Water Revolving Funds Revenue Bonds, New York City Municipal Water Finance Authority Projects, Second Resolution Subordinated Series 2014A, 5.000%, 6/15/30	6/24 at 100.00	AAA	3,039,911
3,110	New York State Environmental Facilities Corporation, State Clean Water and Drinking Water Revolving Funds Revenue Bonds, New York City Municipal Water Finance Authority Projects, Second Resolution Subordinated SRF Series 2015A, 5.000%, 6/15/36	6/25 at 100.00	AAA	3,583,466

New York State Environmental Facilities Corporation, State Clean Water and Drinking Water Revolving Funds Revenue Bonds, New York City Municipal Water Finance Authority Projects- Second Resolution Bonds, Series 2016A:

3,525	5.000%, 6/15/31	6/26 at 100.00	AAA	4,206,735
1,425	5.000%, 6/15/35	6/26 at 100.00	AAA	1,667,279
6,810	5.000%, 6/15/41	6/26 at 100.00	AAA	7,853,837
1,190	4.000%, 6/15/46	6/26 at 100.00	AAA	1,241,634

NUVEEN	47

NRK	Nuveen New York AMT-Free Quality Municipal Income Fund
(formerly known as Nuveen New York AMT-Free Municipal Income Fund)
	Portfolio of Investments (continued)	February 28, 2017

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Water and Sewer (continued)
$22,340	New York State Environmental Facilities Corporation, State Revolving Funds Revenue Bonds, 2010 Master Financing Program, Green Series 2014B, 5.000%, 5/15/44	5/24 at 100.00	AAA	$25,171,595
5,000	New York State Environmental Facilities Corporation, State Revolving Funds Revenue Bonds, 2010 Master Financing Program, Green Series 2016B, 5.000%, 8/15/41	8/26 at 100.00	AAA	5,769,550
3,845	New York State Environmental Facilities Corporation, State Revolving Funds Revenue Bonds, 2010 Master Financing Program, Series 2010C, 5.000%, 10/15/35	4/20 at 100.00	AAA	4,214,620
3,095	New York State Environmental Facilities Corporation, State Revolving Funds Revenue Bonds, 2010 Master Financing Program, Series 2012B, 5.000%, 2/15/42	2/22 at 100.00	AAA	3,413,011
7,020	Suffolk County Water Authority, New York, Waterworks Revenue Bonds, Series 2015A, 5.250%, 6/01/36	6/25 at 100.00	AAA	8,240,357
2,230	Upper Mohawk Valley Regional Water Finance Authority, New York, Water System Revenue Bonds, Series 2000, 0.000%, 4/01/23 – AMBAC Insured	No Opt. Call	A1	1,931,292
	Water Authority of Western Nassau County, New York, Water System Revenue Bonds, Series 2015A:
1,325	5.000%, 4/01/40	4/25 at 100.00	AA–	1,468,882
1,950	5.000%, 4/01/45	4/25 at 100.00	AA–	2,155,960
105,065	Total Water and Sewer			118,841,827
$2,192,167	Total Long-Term Investments (cost $1,894,056,376)			2,005,199,119
	Floating Rate Obligations – (2.8)%			(34,325,000)
	Institutional MuniFund Term Preferred Shares, net of deferred offering costs – (6.3)% (7)			(78,882,892)
	Variable Rate Demand Preferred Shares, net of deferred offering costs – (53.1)% (8)			(660,908,524)
	Other Assets Less Liabilities – 1.1%			13,590,697
	Net Assets Applicable to Common Shares – 100%			$1,244,673,400

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.
(2)
Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns. Optional Call Provisions are not covered by the report of independent registered public accounting firm.

(3)
For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor's Group ("Standard & Poor's"), Moody's Investors Service, Inc. ("Moody's") or Fitch, Inc. ("Fitch") rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor's, Baa by Moody's or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies. Ratings are not covered by the report of independent registered public accounting firm.

(4)	Step-up coupon. The rate shown is the coupon as of the end of the reporting period.
(5)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.
(6)
Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the ratings of such securities.

(7)	Institutional MuniFund Term Preferred Shares, net of deferred offering costs as a percentage of Total Investments is 3.9%.
(8)	Variable Rate Demand Preferred Shares, net of deferred offering costs as a percentage of Total Investments is 33.0%.
(IF)	Inverse floating rate investment.
(UB)
Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities for more information.

See accompanying notes to financial statements.

48	NUVEEN

Statement of
	Assets and Liabilities	February 28, 2017

	NNY	NYV	NAN	NRK
Assets
Long-term investments, at value (cost $145,223,892, $33,007,053,$685,349,181, and $1,894,056,376, respectively)	$151,928,918	$35,668,007	$721,459,177	$2,005,199,119
Cash	541,341	289,545	—	—
Receivable for interest	1,693,518	531,033	8,586,373	22,409,927
Other assets	728	355	129,128	715,664
Total assets	154,164,505	36,488,940	730,174,678	2,028,324,710
Liabilities
Cash overdraft	—	—	1,072,416	3,751,784
Floating rate obligations	3,255,000	—	29,570,000	34,325,000
Payable for:
Dividends	437,327	111,201	1,682,432	4,391,635
Interest	—	—	180,226	—
Offering costs	—	—	43,255	—
Institutional MuniFund Term Preferred ("iMTP") Shares, net of deferred offering costs (liquidation preference $—, $—, $— and $79,000,000, respectively)	—	—	—	78,882,892
Variable Rate MuniFund Term Preferred ("VMTP") Shares, net of deferred offering costs (liquidation preference $—, $—, $147,000,000 and $—, respectively)	—	—	146,979,578	—
Variable Rate Demand Preferred ("VRDP") Shares, net of deferred offering costs (liquidation preference $—, $—, $89,000,000 and $663,800,000, respectively)	—	—	87,954,921	660,908,524
Accrued expenses:
Management fees	58,534	16,470	341,085	891,777
Directors/Trustees fees	1,658	401	63,741	255,613
Professional fees	21,956	21,383	26,656	33,232
Other	31,624	10,894	92,521	210,853
Total liabilities	3,806,099	160,349	268,006,831	783,651,310
Net assets applicable to common shares	$150,358,406	$36,328,591	$462,167,847	$1,244,673,400
Common shares outstanding	15,202,641	2,349,612	31,126,546	87,618,504
Net asset value ("NAV") per common share outstanding	$9.89	$15.46	$14.85	$14.21
Net assets applicable to common shares consist of:
Common shares, $0.01 par value per share	$152,026	$23,496	$311,265	$876,185
Paid-in surplus	145,097,556	33,599,476	439,251,699	1,178,800,548
Undistributed (Over-distribution of) net investment income	484,329	292,435	506,727	(1,574,522)
Accumulated net realized gain (loss)	(2,080,531)	(247,770)	(14,011,840)	(44,571,554)
Net unrealized appreciation (depreciation)	6,705,026	2,660,954	36,109,996	111,142,743
Net assets applicable to common shares	$150,358,406	$36,328,591	$462,167,847	$1,244,673,400
Authorized shares:
Common	250,000,000	Unlimited	Unlimited	Unlimited
Preferred	N/A	N/A	Unlimited	Unlimited
N/A – Fund is not authorized to issue preferred shares.

See accompanying notes to financial statements.

NUVEEN	49

Statement of
Operations

	NNY		NYV
	Five Months		Five Months
	Ended	Year Ended	Ended	Year Ended
	2/28/17	9/30/16	2/28/17	9/30/16
Investment Income	$2,753,046	$7,185,203	$717,241	$2,182,021
Expenses
Management fees	306,682	759,357	89,572	224,160
Interest expense and amortization of offering costs	16,684	27,050	—	—
Liquidity fees	—	—	—	—
Remarketing fees	—	—	—	—
Custodian fees	11,180	27,044	5,719	14,156
Directors/Trustees fees	1,933	4,242	467	1,070
Professional fees	23,451	26,208	22,420	22,775
Shareholder reporting expenses	7,143	20,322	3,719	7,632
Shareholder servicing agent fees	8,242	21,703	79	211
Stock exchange listing fees	3,235	7,867	220	527
Investor relations expenses	7,558	16,582	2,054	4,584
Other	9,327	15,744	3,887	10,670
Total expenses	395,435	926,119	128,137	285,785
Net investment income (loss)	2,357,611	6,259,084	589,104	1,896,236
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments	(893,972)	273,717	236,560	75,059
Change in net unrealized appreciation (depreciation) of investments	(5,649,158)	4,139,413	(1,745,827)	109,681
Net realized and unrealized gain (loss)	(6,543,130)	4,413,130	(1,509,267)	184,740
Net increase (decrease) in net assets applicable to common shares from operations	$(4,185,519)	$10,672,214	$(920,163)	$2,080,976
See accompanying notes to financial statements.

50	NUVEEN

	NAN		NRK
	Five Months		Five Months
	Ended	Year Ended	Ended	Year Ended
	2/28/17	9/30/16	2/28/17	9/30/16
Investment Income	$13,003,031	$31,546,367	$34,376,644	$80,760,795
Expenses
Management fees	1,851,538	4,404,558	4,840,403	11,299,537
Interest expense and amortization of offering costs	1,473,894	2,224,679	2,771,568	3,148,160
Liquidity fees	342,191	829,416	2,256,850	4,313,017
Remarketing fees	37,331	90,483	278,426	545,558
Custodian fees	38,013	73,929	84,901	177,036
Directors/Trustees fees	9,152	18,466	25,991	51,467
Professional fees	38,510	74,858	62,162	147,868
Shareholder reporting expenses	13,952	34,401	28,402	78,399
Shareholder servicing agent fees	15,514	41,403	21,341	56,320
Stock exchange listing fees	6,627	9,486	14,121	28,083
Investor relations expenses	28,439	60,948	77,363	89,837
Other	18,748	40,012	66,019	253,163
Total expenses	3,873,909	7,902,639	10,527,547	20,188,445
Net investment income (loss)	9,129,122	23,643,728	23,849,097	60,572,350
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments	(5,061,534)	201,495	(13,717,525)	1,651,871
Change in net unrealized appreciation (depreciation) of investments	(23,787,429)	17,259,101	(70,738,688)	70,163,041
Net realized and unrealized gain (loss)	(28,848,963)	17,460,596	(84,456,213)	71,814,912
Net increase (decrease) in net assets applicable to common shares from operations	$(19,719,841)	$41,104,324	$(60,607,116)	$132,387,262
See accompanying notes to financial statements.

NUVEEN	51

Statement of
Changes in Net Assets

	NNY			NYV
	Five Months			Five Months
	Ended	Year Ended	Year Ended	Ended	Year Ended	Year Ended
	2/28/17	9/30/16	9/30/15	2/28/17	9/30/16	9/30/15
Operations
Net investment income (loss)	$2,357,611	$6,259,084	$6,086,644	$589,104	$1,896,236	$1,576,403
Net realized gain (loss) from investments	(893,972)	273,717	544,393	236,560	75,059	169,093
Change in net unrealized appreciation (depreciation) of investments	(5,649,158)	4,139,413	(1,654,567)	(1,745,827)	109,681	(369,979)
Net increase (decrease) in net assets applicable to common shares from operations	(4,185,519)	10,672,214	4,976,470	(920,163)	2,080,976	1,375,517
Distributions to Common Shareholders
From net investment income	(2,424,822)	(5,958,922)	(5,926,075)	(678,098)	(1,480,256)	(1,504,692)
From accumulated net realized gains	—	—	—	—	—	—
Decrease in net assets applicable to common shares from distributions to common shareholders	(2,424,822)	(5,958,922)	(5,926,075)	(678,098)	(1,480,256)	(1,504,692)
Capital Share Transactions
Common shares:
Issued in reorganizations	—	—	—	—	—	—
Net proceeds from shares issued to shareholders due to reinvestment of distributions	29,719	88,520	—	—	—	—
Cost of shares repurchased and retired	—	—	—	—	—	—
Net increase (decrease) in net assets applicable to common shares from capital share transactions	29,719	88,520	—	—	—	—
Net increase (decrease) in net assets applicable to common shares	(6,580,622)	4,801,812	(949,605)	(1,598,261)	600,720	(129,175)
Net assets applicable to common shares at the beginning of period	156,939,028	152,137,216	153,086,821	37,926,852	37,326,132	37,455,307
Net assets applicable to common shares at the end of period	$150,358,406	$156,939,028	$152,137,216	$36,328,591	$37,926,852	$37,326,132
Undistributed (Over-distribution of) net investment income at the end of period	$484,329	$858,776	$799,623	$292,435	$659,024	$321,130

See accompanying notes to financial statements.

52	NUVEEN

	NAN			NRK
	Five Months			Five Months
	Ended	Year Ended	Year Ended	Ended	Year Ended	Year Ended
	2/28/17	9/30/16	9/30/15	2/28/17	9/30/16	9/30/15
Operations
Net investment income (loss)	$9,129,122	$23,643,728	$11,559,607	$23,849,097	$60,572,350	$63,070,156
Net realized gain (loss)from investments	(5,061,534)	201,495	586,154	(13,717,525)	1,651,871	1,083,403
Change in net unrealized appreciation (depreciation) of investments	(23,787,429)	17,259,101	3,901,878	(70,738,688)	70,163,041	(2,701,209)
Net increase (decrease) in net assets applicable to common shares from operations	(19,719,841)	41,104,324	16,047,639	(60,607,116)	132,387,262	61,452,350
Distributions to Common Shareholders
From net investment income	(9,384,654)	(24,583,748)	(11,536,032)	(23,788,424)	(61,245,337)	(64,022,841)
From accumulated net realized gains	—	(90,267)	—	—	—	—
Decrease in net assets applicable to common shares from distributions to common shareholders	(9,384,654)	(24,674,015)	(11,536,032)	(23,788,424)	(61,245,337)	(64,022,841)
Capital Share Transactions
Common shares:
Issued in reorganizations	—	—	328,084,633	—	—	—
Net proceeds from shares issued to shareholders due to reinvestment of distributions	—	—	—	—	—	—
Cost of shares repurchased and retired	—	—	(33,525)	—	—	—
Net increase (decrease) in net assets applicable to common shares from capital share transactions	—	—	328,051,108	—	—	—
Net increase (decrease) in net assets applicable to common shares	(29,104,495)	16,430,309	332,562,715	(84,395,540)	71,141,925	(2,570,491)
Net assets applicable to common shares at the beginning of period	491,272,342	474,842,033	142,279,318	1,329,068,940	1,257,927,015	1,260,497,506
Net assets applicable to common shares at the end of period	$462,167,847	$491,272,342	$474,842,033	$1,244,673,400	$1,329,068,940	$1,257,927,015
Undistributed (Over-distribution of)net investment income at the end of period	$506,727	$1,417,176	$2,183,376	$(1,574,522)	$1,005,749	$1,343,806
See accompanying notes to financial statements.

NUVEEN	53

Statement of
Cash Flows

	NAN		NRK
	Five Months		Five Months
	Ended	Year Ended	Ended	Year Ended
	2/28/17	9/30/16	2/28/17	9/30/16
Cash Flows from Operating Activities:
Net Increase (Decrease) in Net Assets Applicable to Common Shares from Operations	$(19,719,841)	$41,104,324	$(60,607,116)	$132,387,262
Adjustments to reconcile the net increase (decrease) in net assets applicable to common shares from operations to net cash provided by (used in) operating activities:
Purchases of investments	(146,811,196)	(153,355,428)	(273,333,539)	(352,336,506)
Proceeds from sales and maturities of investments	141,560,692	111,401,280	264,204,152	184,314,951
Taxes paid	(635)	(3,115)	(232)	(524)
Amortization (Accretion) of premiums and discounts, net	1,428,668	2,209,079	2,254,808	3,083,588
Amortization of deferred offering costs	43,855	286,281	120,196	310,719
(Increase) Decrease in:
Receivable for interest	1,415,643	(296,005)	1,979,770	(1,332,624)
Receivable for investments sold	903,069	7,101,931	2,221,038	(907,031)
Other assets	4,019	(6,660)	25,895	(147,504)
Increase (Decrease) in:
Payable for interest	(13,489)	118,772	—	—
Payable for investments purchased	(1,250,693)	(2,486,012)	—	—
Payable for offering costs	(44,693)	87,948	(15,979)	15,979
Accrued management fees	(38,165)	28,105	(100,706)	103,403
Accrued Directors/Trustees fees	3,422	3,903	7,261	6,575
Accrued professional fees	23,618	(23,622)	24,432	(27,058)
Accrued reorganization expenses	—	(155,833)	—	—
Accrued other expenses	(22,356)	30,882	(34,710)	(54,197)
Net realized (gain) loss from investments	5,061,534	(201,495)	13,717,525	(1,651,871)
Change in net unrealized (appreciation) depreciation of investments	23,787,429	(17,259,101)	70,738,688	(70,163,041)
Net cash provided by (used in) operating activities	6,330,881	(11,414,766)	21,201,483	(106,397,879)
Cash Flows from Financing Activities:
(Payments for) deferred offering costs	—	(180,000)	—	(355,000)
Proceeds from VMTP Shares issued, at liquidation preference	—	147,000,000	—	—
(Payments for) VMTP Shares exchanged, at liquidation preference	—	(94,000,000)	—	—
Proceeds from VRDP Shares, issued at liquidation preference	—	—	—	175,000,000
Increase (Decrease) in:
Cash overdraft	1,072,416	(7,381,641)	2,748,807	1,002,977
Floating rate obligations	—	(7,160,000)	—	(10,655,000)
Cash distributions paid to common shareholders	(9,417,234)	(24,849,656)	(23,950,290)	(61,476,899)
Net cash provided by (used in) financing activities	(8,344,818)	13,428,703	(21,201,483)	103,516,078
Net Increase (Decrease) in Cash	(2,013,937)	2,013,937	—	(2,881,801)
Cash at the beginning of period	2,013,937	—	—	2,881,801
Cash at the end of period	$—	$2,013,937	$—	$—

	NAN		NRK
	Five Months		Five Months
	Ended	Year Ended	Ended	Year Ended
Supplemental Disclosure of Cash Flow Information	2/28/17	9/30/16	2/28/17	9/30/16
Cash paid for interest (excluding amortization of offering costs)	$1,443,528	$1,819,610	$2,639,807	$2,837,441
See accompanying notes to financial statements.
54	NUVEEN

THIS PAGE INTENTIONALLY LEFT BLANK

NUVEEN	55

Financial
Highlights
Selected data for a common share outstanding throughout each period:

						Less Distributions to
		Investment Operations				Common Shareholders			Common Share
							From
	Beginning	Net		Net		From	Accumu-
	Common	Investment		Realized/		Net	lated Net			Ending
	Share	Income		Unrealized		Investment	Realized		Ending	Share
	NAV	(Loss	)	Gain (Loss )	Total	Income	Gains	Total	NAV	Price
NNY
Year Ended 2/28:
2017(d)	$10.33	$0.16		$(0.44)	$(0.28)	$(0.16)	$—	$(0.16)	$9.89	$9.70
Year Ended 9/30:
2016	10.01	0.41		0.30	0.71	(0.39)	—	(0.39)	10.33	10.33
2015	10.08	0.40		(0.08)	0.32	(0.39)	—	(0.39)	10.01	9.71
2014	9.65	0.41		0.41	0.82	(0.39)	—	(0.39)	10.08	9.71
2013	10.41	0.40		(0.75)	(0.35)	(0.39)	(0.02)	(0.41)	9.65	8.97
2012	9.93	0.42		0.48	0.90	(0.42)	—	(0.42)	10.41	10.55

NYV
Year Ended 2/28:
2017(d)	16.14	0.25		(0.64)	(0.39)	(0.29)	—	(0.29)	15.46	14.87
Year Ended 9/30:
2016	15.89	0.81		0.07	0.88	(0.63)	—	(0.63)	16.14	15.90
2015	15.94	0.67		(0.08)	0.59	(0.64)	—	(0.64)	15.89	14.85
2014	15.16	0.68		0.76	1.44	(0.66)	—	(0.66)	15.94	14.44
2013	16.36	0.72		(1.25)	(0.53)	(0.67)	—	(0.67)	15.16	13.99
2012	15.36	0.72		0.95	1.67	(0.67)	—	(0.67)	16.36	16.33

(a)
Total Return Based on Common share NAV is the combination of changes in common share NAV, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending NAV. The actual reinvest price for the last dividend declared in the period may often be based on the Fund's market price (and not its NAV), and therefore may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Common Share Price is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation.Total returns are not annualized.

56	NUVEEN

		Common Share Supplemental Data/
		Ratios Applicable to Common Shares
Common Share
Total Returns			Ratios to Average Net Assets

	Based
Based	on	Ending			Net		Portfolio
on	Share	Net			Investment		Turnover
NAV (a)	Price (a)	Assets (000)	Expenses	(b)	Income (Loss)		Rate	(c)

(2.71)%	(4.54)%	$150,358	0.63	%**	3.77	%**	14%
7.23	10.56	156,939	0.60		4.04		15
3.22	4.05	152,137	0.60		3.98		31
8.63	12.76	153,087	0.63		4.13		23
(3.51)	(11.41)	146,522	0.61		3.97		21
9.23	16.11	157,979	0.65		4.14		10

(2.41)	(4.67)	36,329	0.85	**	3.90	**	13
5.62	11.45	37,927	0.76		5.01		8
3.74	7.34	37,326	0.75		4.19		11
9.69	8.12	37,455	0.76		4.37		19
(3.36)	(10.46)	35,630	0.74		4.50		3
11.12	20.74	38,434	0.75		4.55		10

(b)
The expense ratios reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund (as described in Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities), where applicable, as follows:

NNY
Year Ended 2/28:
2017(d)	0.03	%**
Year Ended 9/30:
2016	0.02
2015	0.01
2014	0.01
2013	0.01
2012	0.01

NYV
Year Ended 2/28:
2017(d)	—%
Year Ended 9/30:
2016	—
2015	—
2014	—
2013	—
2012	—

(c)
Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.

(d)	For the five months ended February 28, 2017.
**	Annualized.
See accompanying notes to financial statements.

NUVEEN	57

Financial Highlights (continued)
Selected data for a common share outstanding throughout each period:

						Less Distributions to
		Investment Operations				Common Shareholders			Common Share
									Discount
									per
							From		Share
	Beginning	Net		Net		From	Accumu-		Repur-
	Common	Investment		Realized/		Net	lated Net		chased			Ending
	Share	Income		Unrealized		Investment	Realized		and		Ending	Share
	NAV	(Loss	)	Gain (Loss )	Total	Income	Gains	Total	Retired		NAV	Price
NAN
Year Ended 2/28:
2017(e)	$15.78	$0.29		$(0.92)	$(0.63)	$(0.30)	$—	$(0.30)	$—		$14.85	$13.75
Year Ended 9/30:
2016	15.26	0.76		0.55	1.31	(0.79)	— *	(0.79)	—		15.78	15.33
2015	15.36	0.71		(0.04)	0.67	(0.77)	—	(0.77)	—	*	15.26	13.42
2014	14.33	0.67		1.12	1.79	(0.76)	—	(0.76)	—		15.36	13.33
2013	16.13	0.70		(1.71)	(1.01)	(0.76)	(0.03)	(0.79)	—		14.33	12.91
2012	15.01	0.73		1.19	1.92	(0.79)	(0.01)	(0.80)	—		16.13	16.00

NRK
Year Ended 2/28:
2017(e)	15.17	0.27		(0.96)	(0.69)	(0.27)	—	(0.27)	—		14.21	12.93
Year Ended 9/30:
2016	14.36	0.69		0.82	1.51	(0.70)	—	(0.70)	—		15.17	14.12
2015	14.39	0.72		(0.02)	0.70	(0.73)	—	(0.73)	—		14.36	12.59
2014	13.57	0.76		0.88	1.64	(0.82)	—	(0.82)	—		14.39	12.80
2013	15.44	0.76		(1.87)	(1.11)	(0.74)	(0.02)	(0.76)	—		13.57	12.24
2012	15.03	0.66		0.46	1.12	(0.70)	(0.01)	(0.71)	—		15.44	15.29

(a)
Total Return Based on Common Share NAV is the combination of changes in common share NAV, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending NAV. The actual reinvest price for the last dividend declared in the period may often be based on the Fund's market price (and not its NAV), and therefore may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Common Share Price is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

*	Rounds to less than $0.01 per share.

58	NUVEEN

		Common Share Supplemental Data/ Ratios Applicable to Common Shares
Common Share
Total Returns			Ratios to Average Net Assets(b)

	Based
Based	on	Ending			Net		Portfolio
on	Share	Net			Investment		Turnover
NAV (a)	Price (a)	Assets (000)	Expenses	(c)	Income (Loss	)	Rate	(d)

(3.97)%	(8.32)%	$462,128	2.01	%**	4.74	%**	20%
8.77	20.51	491,272	1.62		4.86		16
4.47	6.53	474,842	1.70		4.71		17
12.79	9.29	142,279	2.55		4.54		20
(6.48)	(14.81)	132,767	2.35		4.51		14
13.05	23.20	149,417	2.37		4.71		9

(4.52)	(6.49)	1,244,673	2.03	**	4.60	**	13
10.71	18.04	1,329,069	1.55		4.66		10
4.98	4.06	1,257,927	1.43		5.01		18
12.48	11.53	1,260,498	1.57		5.50		25
(7.40)	(15.46)	1,189,197	1.77		5.26		27
7.63	15.78	54,140	2.82		4.35		15

(b)	Net Investment Income (Loss) ratios reflect income earned and expenses incurred on assets attributable to preferred shares issued by the Fund.
(c)
The expense ratios reflect, among other things, all interest expense and other costs related to preferred shares (as described in Note 4 – Fund Shares, Preferred Shares) and/or the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund (as described in Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities), where applicable, as follows:

NAN
Year Ended 2/28:
2017(e)	0.96	%**
Year Ended 9/30:
2016	0.65
2015	0.50
2014	1.20
2013	1.26
2012	1.27

NRK
Year Ended 2/28:
2017(e)	1.02	%**
Year Ended 9/30:
2016	0.62
2015	0.48
2014	0.58
2013	0.70
2012	1.59

(d)
Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.

(e)	For the five months ended February 28, 2017.
**	Annualized.
See accompanying notes to financial statements.

NUVEEN	59

Financial Highlights (continued)

									iMTP, MTP,
									VMTP and/or
									VRDP Shares
	iMTP Shares		MTP Shares		VMTP Shares		VRDP Shares		at the End
	at the End of Period		at the End of Period(a)		at the End of Period		at the End of Period		of Period
									Asset
	Aggregate	Asset	Aggregate	Asset	Aggregate	Asset	Aggregate	Asset	Coverage
	Amount	Coverage	Amount	Coverage	Amount	Coverage	Amount	Coverage	Per $1
	Outstanding	Per $5,000	Outstanding	Per $10	Outstanding	Per $100,000	Outstanding	Per $100,000	Liquidation
	(000)	Share	(000)	Share	(000)	Share	(000)	Share	Preference
NAN
Year Ended 2/28:
2017(b)	$—	$—	$—	$—	$147,000	$295,834	$89,000	$295,834	$2.96
Year Ended 9/30:
2016	—	—	—	—	147,000	308,166	89,000	308,166	3.08
2015	—	—	—	—	94,000	359,477	89,000	359,477	3.59
2014	—	—	—	—	56,000	354,070	—	—	—
2013	—	—	55,360	33.98	—	—	—	—	—
2012	—	—	55,360	36.99	—	—	—	—	—

NRK
Year Ended 2/28:
2017(b)	$79,000	$13,378	$—	$—	$—	$—	$663,800	$267,565	$2.68
Year Ended 9/30:
2016	79,000	13,946	—	—	—	—	663,800	278,927	2.79
2015	79,000	16,077	—	—	—	—	488,800	321,544	3.22
2014	79,000	16,100	—	—	—	—	488,800	321,997	3.22
2013	—	—	27,680	30.97	50,700	309,668	488,800	309,668	3.10
2012	—	—	27,680	29.56	—	—	—	—	—

(a)	The Ending and Average Market Value Per Share for each Series of the Fund's MTP Shares were as follows:

	2014		2013	2012
NAN
Series 2015 (NAN PRC)
Ending Market Value per Share	$—		$10.09	$10.08
Average Market Value per Share	10.04	Ω	10.09	10.11
Series 2016 (NAN PRD)
Ending Market Value per Share	—		10.02	10.09
Average Market Value per Share	10.05	Ω	10.10	10.11

NRK
Series 2015 (NRK PRC)
Ending Market Value per Share	—		10.01	10.14
Average Market Value per Share	10.04	Ω	10.07	10.10

(b)	For the five months ended February 28, 2017.
Ω	For the period October 1, 2013 through June 13, 2014.
See accompanying notes to financial statements.
60	NUVEEN

Notes to Financial Statements
1. General Information and Significant Accounting Policies
General Information
Fund Information
 The funds covered in this report and their corresponding New York Stock Exchange ("NYSE") symbols are as follows (each a "Fund" and collectively, the "Funds"):

•	Nuveen New York Municipal Value Fund, Inc. (NNY)
•	Nuveen New York Municipal Value Fund 2 (NYV)
•	Nuveen New York Quality Municipal Income Fund (NAN)
•	Nuveen New York AMT-Free Quality Municipal Income Fund (NRK)
The Funds are registered under the Investment Company Act of 1940, as amended, as diversified, closed-end management investment companies. NNY was incorporated under the state laws of Minnesota on July 14, 1987. NYV, NAN and NRK were organized as Massachusetts business trusts on January 26, 2009, December 1, 1998 and April 9, 2002, respectively.
Effective October 1, 2016, the Funds' fiscal year end changed from September 30 to February 28/29 as previously approved by the Funds' Board of Directors/Trustees (the "Board"). The end of the reporting period for the Funds is February 28, 2017, and the period covered by these Notes to Financial Statements is the five months ended February 28, 2017 (the "current fiscal period").
Effective December 28, 2016 NAN changed its name from Nuveen New York Dividend Advantage Municipal Fund and NRK changed its name from Nuveen New York AMT-Free Municipal Income Fund.
Investment Adviser
 The Funds' investment adviser is Nuveen Fund Advisors, LLC (the "Adviser"), a subsidiary of Nuveen, LLC ("Nuveen"). Nuveen is the investment management arm of Teachers Insurance and Annuity Association of America (TIAA). The Adviser has overall responsibility for management of the Funds, oversees the management of the Funds' portfolios, manages the Funds' business affairs and provides certain clerical, bookkeeping and other administrative services, and, if necessary, asset allocation decisions. The Adviser has entered into sub-advisory agreements with Nuveen Asset Management, LLC (the "Sub-Adviser"), a subsidiary of the Adviser, under which the Sub-Adviser manages the investment portfolios of the Funds.
Investment Objectives and Principal Investment Strategies
 Each Fund seeks to provide current income exempt from both regular federal and New York state income taxes, and in the case of NRK the alternative minimum tax ("AMT") applicable to individuals, by investing primarily in a portfolio of municipal obligations issued by state and local government authorities within the state of New York or certain U.S. territories.
Significant Accounting Policies
 Each Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) Topic 946 "Financial Services – Investment Companies." The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with U.S. generally accepted accounting principles ("U.S. GAAP").
Investment Transactions
 Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have earmarked securities in their portfolios with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments.
As of the end of the reporting period, the Funds did not have any when-issued/delayed delivery purchase commitments.
Investment Income
 Investment income, which reflects the amortization of premiums and accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Investment income also reflects paydown gains and losses, if any.

NUVEEN	61

Notes to Financial Statements (continued)
Professional Fees
 Professional fees presented on the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment or to pursue other claims or legal actions on behalf of Fund shareholders. If a refund is received for workout expenditures paid in a prior reporting period, such amounts will be recognized as "Legal fee refund" on the Statement of Operations.
Dividends and Distributions to Common Shareholders
 Dividends from net investment income are, if any, declared monthly. Net realized capital gains and/or market discount from investment transactions, if any, are distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.
Distributions to common shareholders of net investment income, net realized capital gains and/or market discount, if any, are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.
Indemnifications
 Under the Funds' organizational documents, their officers and directors/trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that provide general indemnifications to other parties. The Funds' maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.
Compensation
 The Funds pay no compensation directly to those of its directors/trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Funds from the Adviser or its affiliates. The Board has adopted a deferred compensation plan for independent directors/trustees that enables directors/trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.
Netting Agreements
 In the ordinary course of business, the Funds may enter into transactions subject to enforceable International Swaps and Derivative Association, Inc. ("ISDA") master agreements or other similar arrangements ("netting agreements"). Generally, the right to offset in netting agreements allows each Fund to offset certain securities and derivatives with a specific counterparty, when applicable, with any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, each Fund manages its cash collateral and securities collateral on a counterparty basis.
The Funds' investments subject to netting agreements as of the end of the reporting period, if any, are further described in Note 3 – Portfolio Securities and Investments in Derivatives.
Use of Estimates
 The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets applicable to common shares from operations during the reporting period. Actual results may differ from those estimates.
2. Investment Valuation and Fair Value Measurements
 The fair valuation input levels as described below are for fair value measurement purposes.
Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.

Level 1 –	Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2 –	Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 –	Prices are determined using significant unobservable inputs (including management's assumptions in determining the fair value of investments).

62	NUVEEN

Prices of fixed income securities are provided by an independent pricing service ("pricing service") approved by the Board. The pricing service establishes a security's fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor's credit characteristics considered relevant. These securities are generally classified as Level 2. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer or market activity, provided by the Adviser. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs.
Common stocks and other equity-type securities are valued at the last sales price on the securities exchange on which such securities are primarily traded and are generally classified as Level 1. Securities primarily traded on the NASDAQ National Market ("NASDAQ") are valued at the NASDAQ Official Closing Price and are generally classified as Level 1. However, securities traded on a securities exchange or NASDAQ for which there were no transactions on a given day or securities not listed on a securities exchange or NASDAQ are valued at the quoted bid price and are generally classified as Level 2.
Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Board and/or its appointee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund's net asset value ("NAV") (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security's fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor's credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Board and/or its appointee.
The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of each Fund's fair value measurements as of the end of the reporting period:

NNY	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Municipal Bonds	$—	$151,928,918	$—	$151,928,918

NYV
Long-Term Investments*:
Municipal Bonds	$—	$35,668,007	$—	$35,668,007

NAN
Long-Term Investments*:
Municipal Bonds	$—	$721,459,177	$—	$721,459,177

NRK
Long-Term Investments*:
Municipal Bonds	$—	$2,005,199,119	$—	$2,005,199,119

*	Refer to the Fund's Portfolio of Investments for industry classifications.
The Board is responsible for the valuation process and has appointed the oversight of the daily valuation process to the Adviser's Valuation Committee. The Valuation Committee, pursuant to the valuation policies and procedures adopted by the Board is responsible for making fair value determinations, evaluating the effectiveness of the Funds' pricing policies and reporting to the Board. The Valuation Committee is aided in its efforts by the Adviser's dedicated Securities Valuation Team, which is responsible for administering the daily valuation process and applying fair value methodologies as approved by the Valuation Committee. When determining the reliability of independent pricing services for investments owned by the Funds, the Valuation Committee, among other things, conducts due diligence reviews of the pricing services and monitors the quality of security prices received through various testing reports conducted by the Securities Valuation Team.

NUVEEN	63

Notes to Financial Statements (continued)
The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making a fair value determination, based on the facts and circumstances specific to the portfolio instrument. Fair value determinations generally will be derived as follows, using public or private market information:

(i)	If available, fair value determinations shall be derived by extrapolating from recent transactions or quoted prices for identical or comparable securities.

(ii)
If such information is not available, an analytical valuation methodology may be used based on other available information including, but not limited to: analyst appraisals, research reports, corporate action information, issuer financial statements and shelf registration statements. Such analytical valuation methodologies may include, but are not limited to: multiple of earnings, discount from market value of a similar freely-traded security, discounted cash flow analysis, book value or a multiple thereof, risk premium/yield analysis, yield to maturity and/or fundamental investment analysis.

The purchase price of a portfolio instrument will be used to fair value the instrument only if no other valuation methodology is available or deemed appropriate, and it is determined that the purchase price fairly reflects the instrument's current value.
For each portfolio security that has been fair valued pursuant to the policies adopted by the Board, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such testing and fair valuation occurrences are reported to the Board.
3. Portfolio Securities and Investments in Derivatives
Portfolio Securities
Inverse Floating Rate Securities
 Each Fund is authorized to invest in inverse floating rate securities. An inverse floating rate security is created by depositing a municipal bond (referred to as an "Underlying Bond"), typically with a fixed interest rate, into a special purpose tender option bond ("TOB") trust (referred to as the "TOB Trust") created by or at the direction of one or more Funds. In turn, the TOB Trust issues (a) floating rate certificates (referred to as "Floaters"), in face amounts equal to some fraction of the Underlying Bond's par amount or market value, and (b) an inverse floating rate certificate (referred to as an "Inverse Floater") that represents all remaining or residual interest in the TOB Trust. Floaters typically pay short-term tax-exempt interest rates to third parties who are also provided a right to tender their certificate and receive its par value, which may be paid from the proceeds of a remarketing of the Floaters, by a loan to the TOB Trust from a third party liquidity provider ("Liquidity Provider"), or by the sale of assets from the TOB Trust. The Inverse Floater is issued to a long term investor, such as one or more of the Funds. The income received by the Inverse Floater holder varies inversely with the short-term rate paid to holders of the Floaters, and in most circumstances the Inverse Floater holder bears substantially all of the Underlying Bond's downside investment risk and also benefits disproportionately from any potential appreciation of the Underlying Bond's value. The value of an Inverse Floater will be more volatile than that of the Underlying Bond because the interest rate is dependent on not only the fixed coupon rate of the Underlying Bond but also on the short-term interest paid on the Floaters, and because the Inverse Floater essentially bears the risk of loss (and possible gain) of the greater face value of the Underlying Bond.
The Inverse Floater held by a Fund gives the Fund the right to (a) cause the holders of the Floaters to tender their certificates at par (or slightly more than par in certain circumstances), and (b) have the trustee of the TOB Trust (the "Trustee") transfer the Underlying Bond held by the TOB Trust to the Fund, thereby collapsing the TOB Trust.
The Fund may acquire an Inverse Floater in a transaction where it (a) transfers an Underlying Bond that it owns to a TOB Trust created by a third party or (b) transfers an Underlying Bond that it owns, or that it has purchased in a secondary market transaction for the purpose of creating an Inverse Floater, to a TOB Trust created at its direction, and in return receives the Inverse Floater of the TOB Trust (referred to as a "self-deposited Inverse Floater"). A Fund may also purchase an Inverse Floater in a secondary market transaction from a third party creator of the TOB Trust without first owning the Underlying Bond (referred to as an "externally-deposited Inverse Floater").
An investment in a self-deposited Inverse Floater is accounted for as a "financing" transaction (i.e., a secured borrowing). For a self-deposited Inverse Floater, the Underlying Bond deposited into the TOB Trust is identified in the Fund's Portfolio of Investments as "(UB) – Underlying bond of an inverse floating rate trust reflected as a financing transaction," with the Fund recognizing as liabilities, labeled "Floating rate obligations" on the Statement of Assets and Liabilities, (a) the liquidation value of Floaters issued by the TOB Trust, and (b) the amount of any borrowings by the TOB Trust from a Liquidity Provider to enable the TOB Trust to purchase outstanding Floaters in lieu of a remarketing. In addition, the Fund recognizes in "Investment Income" the entire earnings of the Underlying Bond, and recognizes (a) the interest paid to the holders of the Floaters or on the TOB Trust's borrowings, and (b) other expenses related to remarketing, administration, trustee, liquidity and other services to a TOB Trust, as a component of "Interest expense and amortization of offering costs" on the Statement of Operations.

64	NUVEEN

In contrast, an investment in an externally-deposited Inverse Floater is accounted for as a purchase of the Inverse Floater and is identified in the Fund's Portfolio of Investments as "(IF) – Inverse floating rate investment." For an externally-deposited Inverse Floater, a Fund's Statement of Assets and Liabilities recognizes the Inverse Floater and not the Underlying Bond as an asset, and the Fund does not recognize the Floaters, or any related borrowings from a Liquidity Provider, as a liability. Additionally, the Fund reflects in "Investment Income" only the net amount of earnings on the Inverse Floater (net of the interest paid to the holders of the Floaters or the Liquidity Provider as lender, and the expenses of the Trust), and does not show the amount of that interest paid or the expenses of the TOB Trust as described above as interest expense on the Statement of Operations.
Fees paid upon the creation of a TOB Trust for self-deposited Inverse Floaters and externally-deposited Inverse Floaters are recognized as part of the cost basis of the Inverse Floater and are capitalized over the term of the TOB Trust.
As of the end of the reporting period, the aggregate value of Floaters issued by each Fund's TOB Trust for self-deposited Inverse Floaters and externally-deposited Inverse Floaters was as follows:

Floating Rate Obligations Outstanding	NNY	NYV	NAN	NRK
Floating rate obligations: self-deposited Inverse Floaters	$3,255,000	$—	$29,570,000	$34,325,000
Floating rate obligations: externally-deposited Inverse Floaters	975,000	2,000,000	29,480,000	12,555,000
Total	$4,230,000	$2,000,000	$59,050,000	$46,880,000
During the current fiscal period, the average amount of Floaters (including any borrowings from a Liquidity Provider) outstanding, and the average annual interest rate and fees related to self-deposited Inverse Floaters, were as follows:

Self-Deposited Inverse Floaters	NNY	NYV	NAN	NRK
Average floating rate obligations outstanding	$3,255,000	$—	$29,570,000	$34,325,000
Average annual interest rate and fees	1.24%	—%	1.27%	1.02%
TOB Trusts are supported by a liquidity facility provided by a Liquidity Provider pursuant to which the Liquidity Provider agrees, in the event that Floaters are (a) tendered to the Trustee for remarketing and the remarketing does not occur, or (b) subject to mandatory tender pursuant to the terms of the TOB Trust agreement, to either purchase Floaters or to provide the Trustee with an advance from a loan facility to fund the purchase of Floaters by the TOB Trust. In certain circumstances, the Liquidity Provider may otherwise elect to have the Trustee sell the Underlying Bond to retire the Floaters that were tendered and not remarketed prior to providing such a loan. In these circumstances, the Liquidity Provider remains obligated to provide a loan to the extent that the proceeds of the sale of the Underlying Bond is not sufficient to pay the purchase price of the Floaters.
The size of the commitment under the loan facility for a given TOB Trust is at least equal to the balance of that TOB Trust's outstanding Floaters plus any accrued interest. In consideration of the loan facility, fee schedules are in place and are charged by the Liquidity Provider(s). Any loans made by the Liquidity Provider will be secured by the purchased Floaters held by the TOB Trust. Interest paid on any outstanding loan balances will be effectively borne by the Fund that owns the Inverse Floaters of the TOB Trust that has incurred the borrowing and may be at a rate that is greater than the rate that would have been paid had the Floaters been successfully remarketed.
As described above, any amounts outstanding under a liquidity facility are recognized as a component of "Floating rate obligations" on the Statement of Assets and Liabilities by the Fund holding the corresponding Inverse Floaters issued by the borrowing TOB Trust. As of the end of the reporting period, there were no loans outstanding under any such facility.
Each Fund may also enter into shortfall and forbearance agreements (sometimes referred to as a "recourse arrangement" or "credit recovery swap") (TOB Trusts involving such agreements are referred to herein as "Recourse Trusts"), under which a Fund agrees to reimburse the Liquidity Provider for the Trust's Floaters, in certain circumstances, for the amount (if any) by which the liquidation value of the Underlying Bond held by the TOB Trust may fall short of the sum of the liquidation value of the Floaters issued by the TOB Trust plus any amounts borrowed by the TOB Trust from the Liquidity Provider, plus any shortfalls in interest cash flows. Under these agreements, a Fund's potential exposure to losses related to or on an Inverse Floater may increase beyond the value of the Inverse Floater as a Fund may potentially be liable to fulfill all amounts owed to holders of the Floaters or the Liquidity Provider. Any such shortfall amount in the aggregate is recognized as "Unrealized depreciation on Recourse Trusts" on the Statement of Assets and Liabilities.

NUVEEN	65

Notes to Financial Statements (continued)
As of the end of the reporting period, each Fund's maximum exposure to the Floaters issued by Recourse Trusts for self-deposited Inverse Floaters and externally-deposited Inverse Floaters was as follows:

Floating Rate Obligations — Recourse Trusts	NNY	NYV	NAN	NRK
Maximum exposure to Recourse Trusts: self-deposited Inverse Floaters	$1,840,000	$—	$8,475,000	$5,300,000
Maximum exposure to Recourse Trusts: externally-deposited Inverse Floaters	975,000	2,000,000	24,680,000	12,555,000
Total	$2,815,000	$2,000,000	$33,155,000	$17,855,000
Zero Coupon Securities
 A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.
Investments in Derivatives
 In addition to the inverse floating rate securities in which each Fund may invest, which are considered portfolio securities for financial reporting purposes, each Fund is authorized to invest in certain other derivative instruments such as futures, options and swap contracts. Each Fund limits its investments in futures, options on futures and swap contracts to the extent necessary for the Adviser to claim the exclusion from registration by the Commodity Futures Trading Commission as a commodity pool operator with respect to the Fund. The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds' investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.
Although the Funds are authorized to invest in derivative instruments and may do so in the future, they did not make any such investments during the current fiscal period.
Market and Counterparty Credit Risk
 In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund's exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.
Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.
4. Fund Shares
Common Share Transactions
 Transactions in common shares for the Funds during the Funds' current and prior fiscal period, where applicable, were as follows:

	NNY			NAN
	Five			Five
	Months	Year	Year	Months	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended
	2/28/17	9/30/16	9/30/15	2/28/17	9/30/16	9/30/15
Common shares:
Issued in reorganizations	—	—	—	—	—	21,863,716
Issued to shareholders due to reinvestment of distributions	2,879	8,597	—	—	—	—
Repurchased and retired	—	—	—	—	—	(2,500)
Total	2,879	8,597	—	—	—	21,861,216
Weighted average common share:
Price per share repurchased and retired	—	—	—	—	—	$13.39
Discount per share repurchased and retired	—	—	—	—	—	14.44%

66	NUVEEN

Preferred Shares
Institutional MuniFund Term Preferred Shares
 The following Fund has issued and has outstanding Institutional MuniFund Term Preferred ("iMTP") Shares, with a $5,000 liquidation preference per share. iMTP Shares are issued via private placement and are not publicly available.
As of the end of the reporting period, details of iMTP Shares outstanding were as follows:

		Shares	Liquidation
Fund	Series	Outstanding	Preference
NRK	2017	15,800	$79,000,000
The Fund is obligated to redeem its iMTP Shares by the date as specified in its offering document ("Term Redemption Date"), unless earlier redeemed by the Fund. iMTP Shares are subject to optional and mandatory redemption in certain circumstances. The iMTP Shares are not subject to redemption at the option of the Fund for approximately one year following the date of issuance, at which point the Fund may redeem at its option ("Optional Redemption Date") and any date thereafter. The Fund may be obligated to redeem a certain amount of iMTP Shares if the Fund fails to maintain certain asset coverage and leverage ratio requirements and such failures are not cured by the applicable cure date. The redemption price per share is equal to the sum of the liquidation preference per share plus any accumulated but unpaid dividends. The Term Redemption Date and Optional Redemption Date for the Fund's iMTP Shares are as follows:

		Term	Optional
Fund	Series	Redemption Date	Redemption Date
NRK	2017	October 1, 2017	April 1, 2015
The average liquidation preference of iMTP Shares outstanding and annualized dividend rate for the Fund during the current fiscal period were as follows:

NRK
Average liquidation preference of iMTP Shares outstanding	$79,000,000
Annualized dividend rate	1.28%
iMTP Shares are subject to restrictions on transfer and may only be sold or transferred to "qualified institutional buyers." iMTP Shares are short-term or short/intermediate-term instruments that pay a variable dividend rate tied to a short-term index, plus an additional fixed "spread" amount established at the time of issuance. The fair value of iMTP Shares is expected to be approximately their liquidation preference so long as the fixed "spread" on the iMTP Shares remains roughly in line with the "spread" being demanded by investors on instruments having similar terms in the current market environment. In present market conditions, the Fund's Adviser has determined that the fair value of iMTP Shares is approximately their liquidation preference, but their fair value could vary if market conditions change materially. For financial reporting purposes, the liquidation preference of iMTP Shares is recorded as a liability and recognized as a component of "Institutional MuniFund Term Preferred ("iMTP") Shares, net of deferred offering costs" on the Statement of Assets and Liabilities.
Dividends on the iMTP Shares (which are treated as interest payments for financial reporting purposes) are set weekly. Unpaid dividends on iMTP Shares are recognized as a component of "Interest payable" on the Statement of Assets and Liabilities, when applicable. Dividends accrued on iMTP Shares are recognized as a component of "Interest expense and amortization of offering costs" on the Statement of Operations.
Costs incurred by the Fund in connection with its offering of iMTP Shares were recorded as a deferred charge, which are amortized over the life of the shares and are recognized as components of "Institutional MuniFund Term Preferred ("iMTP") Shares, net of deferred offering costs" on the Statement of Assets and Liabilities and "Interest expense and amortization of offering costs" on the Statement of Operations.
Variable Rate MuniFund Term Preferred Shares
 The following Fund has issued and has outstanding Variable Rate MuniFund Term Preferred ("VMTP") Shares, with a $100,000 liquidation preference per share. VMTP Shares are issued via private placement and are not publicly available.

NUVEEN	67

Notes to Financial Statements (continued)
As of the end of the reporting period, VMTP Shares outstanding, at liquidation preference, for the Fund was as follows:

		Shares	Liquidation
Fund	Series	Outstanding	Preference
NAN	2019	1,470	$147,000,000
The Fund is obligated to redeem its VMTP Shares by the date as specified in its offering document ("Term Redemption Date"), unless earlier redeemed by the Fund. VMTP Shares are subject to optional and mandatory redemption in certain circumstances. The VMTP Shares may be redeemed at the option of the Fund, subject to payment of premium for approximately one year following the date of issuance ("Premium Expiration Date"), and at the redemption price per share thereafter. The redemption price per share is equal to the sum of the liquidation preference per share plus any accumulated but unpaid dividends. The Fund may be obligated to redeem a certain amount of the VMTP Shares if the Fund fails to maintain certain asset coverage and leverage ratio requirements and such failures are not cured by the applicable cure date. The Term Redemption Date and Premium Expiration Date for the Fund's VMTP Shares are as follows:

		Term	Premium
Fund	Series	Redemption Date	Expiration Date
NAN	2019	August 1, 2019	July 1, 2017
The average liquidation preference of VMTP Shares outstanding and annualized dividend rate for the Fund during the current fiscal period were as follows:

NAN
Average liquidation preference of VMTP Shares outstanding	$147,000,000
Annualized dividend rate	1.61%
VMTP Shares are subject to restrictions on transfer, generally do not trade, and market quotations are generally not available. VMTP Shares are short-term or short/intermediate-term instruments that pay a variable dividend rate tied to a short-term index, plus an additional fixed "spread" amount established at the time of issuance. The fair value of VMTP Shares is expected to be approximately their liquidation preference so long as the fixed "spread" on the VMTP Shares remains roughly in line with the "spread" being demanded by investors on instruments having similar terms in the current market environment. In present market conditions, the Fund's Adviser has determined that fair value of VMTP Shares is approximately their liquidation preference, but their fair value could vary if market conditions change materially. For financial reporting purposes, the liquidation preference of VMTP Shares is a liability and is recognized as a component of "Variable Rate MuniFund Term Preferred ("VMTP") Shares, net of deferred offering costs" on the Statement of Assets and Liabilities.
Dividends on the VMTP shares (which are treated as interest payments for financial reporting purposes) are set weekly. Unpaid dividends on VMTP Shares are recognized as a component of "Interest payable" on the Statement of Assets and Liabilities. Dividends accrued on VMTP Shares are recognized as a component of "Interest expense and amortization of offering costs" on the Statement of Operations.
Costs incurred in connection with each Fund's offering of VMTP Shares were recorded as a deferred charges, which are amortized over the life of the shares and are recognized as components of "Variable Rate MuniFund Term Preferred ("VMTP") Shares, net of deferred offering costs" on the Statement of Assets and Liabilities and "Interest expense and amortization of offering costs" on the Statement of Operations.
Variable Rate Demand Preferred Shares
 The following Funds have issued and have outstanding Variable Rate Demand Preferred ("VRDP") Shares, with a $100,000 liquidation preference per share. VRDP Shares are issued via private placement and are not publicly available.
As of the end of the reporting period, details of the Funds' VRDP Shares outstanding were as follows:

		Shares	Liquidation
Fund	Series	Outstanding	Preference	Maturity
NAN	1	890	$89,000,000	March 1, 2040
NRK
	1	1,123	$112,300,000	August 1, 2040
	2	1,648	$164,800,000	August 1, 2040
	3	1,617	$161,700,000	December 1, 2040
	4	500	$50,000,000	June 1, 2040
	5	1,750	$175,000,000	June 1, 2046
VRDP Shares include a liquidity feature that allows VRDP shareholders to have their shares purchased by a liquidity provider with whom each Fund has contracted in the event that the VRDP Shares are not able to be successfully remarketed. Each Fund is required to redeem any VRDP Shares that are

68	NUVEEN

still owned by the liquidity provider after six months of continuous, unsuccessful remarketing. Each Fund pays an annual remarketing fee of 0.10% on the aggregate principal amount of all VRDP Shares outstanding. Each Fund's VRDP Shares have successfully remarketed since issuance.
Dividends on the VRDP Shares (which are treated as interest payments for financial reporting purposes) are set at a rate established by a remarketing agent; therefore, the market value of the VRDP Shares is expected to approximate its liquidation preference. In the event that VRDP Shares are unable to be successfully remarketed, the dividend rate will be the maximum rate which is designed to escalate according to a specified schedule in order to enhance the remarketing agent's ability to successfully remarket the VRDP Shares.
Subject to certain conditions, VRDP Shares may be redeemed, in whole or in part, at any time at the option of each Fund. Each Fund may also redeem certain of the VRDP Shares if the Fund fails to maintain certain asset coverage requirements and such failures are not cured by the applicable cure date. The redemption price per share is equal to the sum of the liquidation preference per share plus any accumulated but unpaid dividends.
The average liquidation preference of VRDP Shares outstanding and annualized dividend rate for each Fund during the current fiscal period were as follows:

	NAN	NRK
Average liquidation preference of VRDP Shares outstanding	$89,000,000	$663,800,000
Annualized dividend rate	0.80%	0.76%
For financial reporting purposes, the liquidation preference of VRDP Shares is a liability and is recognized as a component of "Variable Rate Demand Preferred ("VRDP") Shares, net of deferred offering costs" on the Statement of Assets and Liabilities. Unpaid dividends on VRDP Shares are recognized as a component of "Interest payable" on the Statement of Assets and Liabilities, when applicable. Dividends accrued on VRDP Shares are recognized as a component of "Interest expense and amortization of offering costs" on the Statement of Operations. Costs incurred by the Funds in connection with their offerings of VRDP Shares were recorded as a deferred charge, which are amortized over the life of the shares and are recognized as a component of "Variable Rate Demand Preferred ("VRDP") Shares, net of deferred offering costs" on the Statement of Assets and Liabilities and "Interest expense and amortization of offerings costs" on the Statement of Operations. In addition to interest expense, each Fund also pays a per annum liquidity fee to the liquidity provider, as well as a remarketing fee, which are recognized as "Liquidity fees" and "Remarketing fees," respectively, on the Statement of Operations.
Preferred Share Transactions
 Transactions in preferred shares for the Funds during the Funds' current and prior fiscal period, where applicable, are noted in the following tables.
Transactions in VMTP Shares for the Funds, where applicable, were as follows:

	Year Ended
	September 30, 2016
	Series	Shares	Amount
NAN
VMTP Shares issued	2019	1,470	$147,000,000
VMTP Shares exchanged	2017	(940)	(94,000,000)
Net increase (decrease)		530	$53,000,000

	Year Ended
	September 30, 2015
	Series	Shares	Amount
NAN
VMTP Shares issued in connection with the reorganization	2017	380	$38,000,000

NUVEEN	69

Notes to Financial Statements (continued)
Transactions in VRDP Shares for the Funds, where applicable, were as follows:

	Year Ended
	September 30, 2016
	Series	Shares	Amount
NRK
VRDP Shares issued	5	1,750	$175,000,000

	Year Ended
	September 30, 2015
	Series	Shares	Amount
NAN
VRDP Shares issued in connection with the reorganization	1	890	$89,000,000
5. Investment Transactions
 Long-term purchases and sales (including maturities) during the current fiscal period were as follows:

	NNY	NYV	NAN	NRK
Purchases	$21,689,492	$4,808,904	$146,811,196	$273,333,539
Sales and maturities	21,346,806	4,542,136	141,560,692	264,204,152
6. Income Tax Information
Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required. Furthermore, each Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from regular federal and New York state income taxes, and in the case of NRK the AMT applicable to individuals, to retain such tax-exempt status when distributed to shareholders of the Funds. Net realized capital gains and ordinary income distributions paid by the Funds are subject to federal taxation.
For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.
The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to the timing differences in recognizing taxable market discount, timing differences in recognizing certain gains and losses on investment transactions and the treatment of investments in inverse floating rate securities reflected as financing transactions, if any. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the NAVs of the Funds.
As of February 28, 2017, the cost and unrealized appreciation (depreciation) of investments, as determined on a federal income tax basis, were as follows:

	NNY	NYV	NAN	NRK
Cost of investments:	$141,731,950	$32,784,179	$655,345,702	$1,857,793,100
Gross unrealized:
Appreciation	$7,983,498	$3,505,325	$40,778,973	$123,483,808
Depreciation	(1,042,871)	(621,497)	(4,235,576)	(10,403,198)
Net unrealized appreciation (depreciation) of investments	$6,940,627	$2,883,828	$36,543,397	$113,080,610

70	NUVEEN

Permanent differences, primarily due to federal taxes paid, taxable market discount, nondeductible offering costs and nondeductible reorganization expenses, resulted in reclassifications among the Funds' components of common share net assets as of February 28, 2017, the Funds' tax year end, as follows:

	NNY	NYV	NAN	NRK
Paid-in-surplus	$—	$—	$(12,716)	$(131,992)
Undistributed (Over-distribution of) net investment income	(2,418)	(538)	(30,394)	(313,808)
Accumulated net realized gain (loss)	2,418	538	43,110	445,800
The tax components of undistributed net tax-exempt income, net ordinary income and net long-term capital gains as of February 28, 2017, the Funds' tax year end, were as follows:

	NNY	NYV	NAN	NRK
Undistributed net tax-exempt income[1]	$627,661	$145,875	$1,829,325	$918,277
Undistributed net ordinary income[2]	5,222	20,570	24,395	22,068
Undistributed net long-term capital gains	—	—	—	—

[1]	Undistributed net tax-exempt income (on a tax basis) has not been reduced for the dividend declared on February 1, 2017, and paid on March 1, 2017.
[2]	Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.
The tax character of distributions paid during the Funds' tax years ended February 28, 2017, September 30, 2016 and September 30, 2015, was designated for purposes of the dividends paid deduction as follows:

2017	NNY	NYV	NAN	NRK
Distributions from net tax-exempt income[3]	$2,439,931	$605,025	$10,646,831	$26,456,790
Distributions from net ordinary income[2]	—	78,947	62,253	1,276
Distributions from net long-term capital gains	—	—	—	—

2016	NNY	NYV	NAN	NRK
Distributions from net tax-exempt income	$5,925,222	$1,480,256	$26,216,708	$64,020,915
Distributions from net ordinary income[2]	33,421	—	71,711	—
Distributions from net long-term capital gains	—	—	89,876	—

2015	NNY	NYV	NAN	NRK
Distributions from net tax-exempt income	$5,924,479	$1,478,603	$10,725,526	$65,503,448
Distributions from net ordinary income[2]	1,596	26,089	—	118,709
Distributions from net long-term capital gains	—	—	—	—

[2]	Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.
[3]	The Funds hereby designate these amounts paid during the fiscal year ended February 28, 2017, as Exempt Interest Dividends.
As of February 28, 2017, the Funds' tax year end, the Funds had unused capital losses carrying forward available for federal income tax purposes to be applied against future capital gains, if any. The capital losses are not subject to expiration.

	NNY	NYV	NAN[4]	NRK
Capital losses to be carried forward – not subject to expiration	$1,985,803	$227,173	$13,759,978	$44,336,698

[4]	A portion of NAN's capital loss carryforward is subject to an annual limitation under the Internal Revenue Code and related regulations.
During the Funds' tax year ended February 28, 2017, NYV utilized $257,695 of its capital loss carryforward.

NUVEEN	71

Notes to Financial Statements (continued)
7. Management Fees and Other Transactions with Affiliates
Management Fees
Each Fund's management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Sub-Adviser is compensated for its services to the Funds from the management fees paid to the Adviser.
Each Fund's management fee consists of two components — a fund-level fee, based only on the amount of assets within each individual Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser and for NNY a gross interest income component. This pricing structure enables Fund shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.
NNY pays an annual fund-level fee, payable monthly, of 0.15% of the average daily net assets of the Fund, as well as 4.125% of the gross interest income (excluding interest on bonds underlying a "self-deposited inverse floater" trust that is attributed to the Fund over and above the net interest earned on the inverse floater itself) of the Fund.
The annual Fund-level fee, payable monthly, for each Fund (excluding NNY) is calculated according to the following schedules:

NYV
Average Daily Net Assets*	Fund-Level Fee
For the first $125 million	0.4000%
For the next $125 million	0.3875
For the next $250 million	0.3750
For the next $500 million	0.3625
For the next $1 billion	0.3500
For the next $3 billion	0.3250
For managed assets over $5 billion	0.3125

NAN
NRK
Average Daily Managed Assets*	Fund-Level Fee
For the first $125 million	0.4500%
For the next $125 million	0.4375
For the next $250 million	0.4250
For the next $500 million	0.4125
For the next $1 billion	0.4000
For the next $3 billion	0.3750
For managed assets over $5 billion	0.3625

72	NUVEEN

The annual complex-level fee, payable monthly, for each Fund is calculated by multiplying the current complex-wide fee rate, determined according to the following schedule by the Fund's daily managed assets (net assets for NNY and NYV):

Complex-Level Managed Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996
$57 billion	0.1989
$60 billion	0.1961
$63 billion	0.1931
$66 billion	0.1900
$71 billion	0.1851
$76 billion	0.1806
$80 billion	0.1773
$91 billion	0.1691
$125 billion	0.1599
$200 billion	0.1505
$250 billion	0.1469
$300 billion	0.1445

*
For the complex-level fees, managed assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the funds' use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust's issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining managed assets in certain circumstances. The complex-level fee is calculated based upon the aggregate daily managed assets of all Nuveen Funds that constitute "eligible assets." Eligible assets do not include assets attributable to investments in other Nuveen Funds or assets in excess of a determined amount (originally $2 billion) added to the Nuveen fund complex in connection with the Adviser's assumption of the management of the former First American Funds effective January 1, 2011. As of February 28, 2017, the complex-level fee for each Fund was 0.1617%.

Other Transactions with Affiliates
 Each Fund is permitted to purchase or sell securities from or to certain other funds managed by the Adviser ("inter-fund trade") under specified conditions outlined in procedures adopted by the Board. These procedures have been designed to ensure that any inter-fund trade of securities by the Fund from or to another fund that is, or could be, considered an affiliate of the Fund under certain limited circumstances by virtue of having a common investment adviser (or affiliated investment adviser), common officer and/or common trustee complies with Rule 17a-7 of the 1940 Act. Further, as defined under these procedures, each inter-fund trade is effected at the current market price as provided by an independent pricing service. Unsettled inter-fund trades as of the end of the reporting period are recognized as a component of "Receivable for investments sold" and/or "Payable for investments purchased" on the Statement of Assets and Liabilities, when applicable.
During the current fiscal period, the Funds engaged in inter-fund trades pursuant to these procedures as follows:

Inter-Fund Trades	NNY	NYV	NAN	NRK
Purchases	$4,942,856	$1,833,874	$27,994,848	$22,892,635
Sales	4,675,056	480,048	25,480,998	18,916,225
8.  Borrowing Arrangements
Uncommitted Line of Credit
 During the current fiscal period, the Funds participated in an unsecured bank line of credit ("Unsecured Credit Line") under which outstanding balances would bear interest at a variable rate. On December 31, 2016, (the only date utilized during the current fiscal period), the Funds borrowed the following amounts of the Unsecured Credit Line, each at an annualized interest rate of 2.02% on their respective outstanding balance.

	NNY	NYV	NAN	NRK
Outstanding balance at December 31, 2016	$2,854,138	$73,188	$11,339,348	$2,393,274

NUVEEN	73

Notes to Financial Statements (continued)
Committed Line of Credit
 The Funds, along with certain other funds managed by the Adviser ("Participating Funds"), have established a 364-day, approximately $2.5 billion standby credit facility with a group of lenders, under which the Participating Funds may borrow for various purposes other than leveraging for investment purposes. A large portion of this facility's capacity (and its associated costs as described below) is currently dedicated for use by a small number of Participating Funds, which does not include any of the Funds covered by the shareholder report. The remaining capacity under the facility (and the corresponding portion of the facility's annual costs) is separately dedicated to most of the other open-end funds in the Nuveen fund family, along with a number of Nuveen closed-end funds, including all of the Funds covered by this shareholder report. The credit facility expires in July 2017 unless extended or renewed.
The credit facility has the following terms: a fee of 0.15% per annum on unused commitment amounts, and interest at a rate equal to the higher of (a) one-month LIBOR (London Inter-Bank Offered Rate) plus 1.25% per annum or (b) the Fed Funds rate plus 1.25% per annum on amounts borrowed. Participating Funds paid administration, legal and arrangement fees, which are recognized as a component of "Other expenses" on the Statement of Operations, and along with commitment fees, have been allocated among such Participating Funds based upon the relative proportions of the facility's aggregate capacity reserved for them and other factors deemed relevant by the Adviser and the Board of each Participating Fund.
During the current fiscal period, none of the Funds utilized this facility.
9.   New Accounting Pronouncements
Financial Accounting Standards Board ("FASB") Accounting Standards Update ("ASU") 2015-03: Interest-Imputation of Interest
 The Funds have adopted the disclosure provisions of ASU 2015-03, Interest-Imputation of Interest (Subtopic 835-30) — Simplifying the Presentation of Debt Issuance Costs. ASU 2015-03 requires debt issuance costs to be presented in the Statement of Assets and Liabilities as a direct deduction from the carrying amount of the associated debt liability. Prior to the issuance of ASU 2015-03, debt issuance costs were required to be presented in the Statement of Assets and Liabilities as a deferred charge (i.e., an asset). ASU 2015-03 is limited to simplifying the presentation of debt issuance costs. ASU 2015-03 does not affect the recognition and measurement of debt issuance costs.
Amendments to Regulation S-X
 In October 2016, the Securities and Exchange Commission (SEC) adopted new rules and amended existing rules (together, the "final rules") intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date of the amendments to Regulation S-X is August 1, 2017. Management is still evaluating the impact of the final rules, if any.
10. Subsequent Events
Institutional MuniFund Term Preferred Shares
 Subsequent to the end of the reporting period, NRK announced that it has filed notice with the Securities and Exchange Commission of its intent to redeem all of its outstanding iMTP Shares. The Fund expects to finance the iMTP share redemptions with the proceeds of newly issued preferred shares and the redemptions are contingent upon the completion of all aspects of such preferred share placements by the Fund, which may not occur as planned.

74	NUVEEN

Additional Fund Information (Unaudited)

Board of Directors/Trustees
William Adams IV*	Margo Cook*	Jack B. Evans	William C. Hunter	David J. Kundert	Albin F. Moschner
John K. Nelson	William J. Schneider	Judith M. Stockdale	Carole E. Stone	Terence J. Toth	Margaret L. Wolff

* Interested Board Member.

Fund Manager	Custodian	Legal Counsel	Independent Registered	Transfer Agent and
Nuveen Fund Advisors, LLC	State Street Bank	Chapman and Cutler LLP	Public Accounting Firm	Shareholder Services
333 West Wacker Drive	& Trust Company	Chicago, IL 60603	KPMG LLP	State Street Bank
Chicago, IL 60606	One Lincoln Street		200 East Randolph Drive	& Trust Company
	Boston, MA 02111		Chicago, IL 60601	Nuveen Funds
P.O. Box 43071
Providence, RI 02940-3071
(800) 257-8787
Quarterly Form N-Q Portfolio of Investments Information
 Each Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. You may obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov or in person at the SEC's Public Reference Room in Washington, D.C. Call the SEC toll-free at (800) SEC-0330 for room hours and operation.
Nuveen Funds' Proxy Voting Information
 You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen toll-free at (800) 257-8787 or on Nuveen's website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen toll free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.

CEO Certification Disclosure
 Each Fund's Chief Executive Officer (CEO) has submitted to the New York Stock Exchange (NYSE) the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual. Each Fund has filed with the SEC the certification of its CEO and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

Common Share Repurchases
 Each Fund intends to repurchase, through its open-market share repurchase program, shares of its own common stock at such times and in such amounts as is deemed advisable. During the period covered by this report, each Fund repurchased shares of its common stock as shown in the accompanying table. Any future repurchases will be reported to shareholders in the next annual or semi-annual report.

	NNY	NYV	NAN	NRK
Common shares repurchased	—	—	—	—
FINRA BrokerCheck
The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FINRA.org.

NUVEEN	75

Glossary of Terms Used in this Report (Unaudited)

■
Auction Rate Bond: An auction rate bond is a security whose interest payments are adjusted periodically through an auction process, which process typically also serves as a means for buying and selling the bond. Auctions that fail to attract enough buyers for all the shares offered for sale are deemed to have "failed," with current holders receiving a formula-based interest rate until the next scheduled auction.

■
Average Annual Total Return: This is a commonly used method to express an investment's performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment's actual cumulative performance (including change in NAV or market price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

■
Duration: Duration is a measure of the expected period over which a bond's principal and interest will be paid, and consequently is a measure of the sensitivity of a bond's or bond fund's value to changes when market interest rates change. Generally, the longer a bond's or fund's duration, the more the price of the bond or fund will change as interest rates change.

■
Effective Leverage: Effective leverage is a fund's effective economic leverage, and includes both regulatory leverage (see leverage) and the leverage effects of certain derivative investments in the fund's portfolio. Currently, the leverage effects of Tender Option Bond (TOB) inverse floater holdings are included in effective leverage values, in addition to any regulatory leverage.

■
Gross Domestic Product (GDP): The total market value of all final goods and services produced in a country/region in a given year, equal to total consumer, investment and government spending, plus the value of exports, minus the value of imports.

■
Inverse Floating Rate Securities: Inverse floating rate securities, also known as inverse floaters or tender option bonds (TOBs), are created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust. This trust, in turn, (a) issues floating rate certificates typically paying short-term tax-exempt interest rates to third parties in amounts equal to some fraction of the deposited bond's par amount or market value, and (b) issues an inverse floating rate certificate (sometimes referred to as an "inverse floater") to an investor (such as a fund) interested in gaining investment exposure to a long-term municipal bond. The income received by the holder of the inverse floater varies inversely with the short-term rate paid to the floating rate certificates' holders, and in most circumstances the holder of the inverse floater bears substantially all of the underlying bond's downside investment risk. The holder of the inverse floater typically also benefits disproportionately from any potential appreciation of the underlying bond's value. Hence, an inverse floater essentially represents an investment in the underlying bond on a leveraged basis.

■	Leverage: Leverage is created whenever a fund has investment exposure (both reward and/or risk) equivalent to more than 100% of the investment capital.

■
Net Asset Value (NAV) Per Share: A fund's Net Assets is equal to its total assets (securities, cash, accrued earnings and receivables) less its total liabilities. NAV per share is equal to the fund's Net Assets divided by its number of shares outstanding.

■
Pre-Refunding: Pre-Refunding, also known as advanced refundings or refinancings, is a procedure used by state and local governments to refinance municipal bonds to lower interest expenses. The issuer sells new bonds with a lower yield and uses the proceeds to buy U.S. Treasury securities, the interest from which is used to make payments on the higher-yielding bonds. Because of this collateral, pre-refunding generally raises a bond's credit rating and thus its value.

■
Regulatory Leverage: Regulatory leverage consists of preferred shares issued by or borrowings of a fund. Both of these are part of a fund's capital structure. Regulatory leverage is subject to asset coverage limits set in the Investment Company Act of 1940.

76	NUVEEN

■
S&P Municipal Bond Index: An unleveraged, market value-weighted index designed to measure the performance of the tax-exempt, investment-grade U.S. municipal bond market. Index returns assume reinvestment of distributions but do not reflect any applicable sales charges or management fees.

■
S&P Municipal Bond New York Index: An unleveraged, market value-weighted index designed to measure the performance of the tax-exempt, investment-grade New York municipal bond market. Index returns assume reinvestment of distributions but do not reflect any applicable sales charges or management fees.

■
Total Investment Exposure: Total investment exposure is a fund's assets managed by the Adviser that are attributable to financial leverage. For these purposes, financial leverage includes a fund's use of preferred stock and borrowings and investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust's issuance of floating rate securities.

■
Zero Coupon Bond: A zero coupon bond does not pay a regular interest coupon to its holders during the life of the bond. Income to the holder of the bond comes from accretion of the difference between the original purchase price of the bond at issuance and the par value of the bond at maturity and is effectively paid at maturity. The market prices of zero coupon bonds generally are more volatile than the market prices of bonds that pay interest periodically.

NUVEEN	77

Reinvest Automatically, Easily and Conveniently
Nuveen makes reinvesting easy. A phone call is all it takes to set up your reinvestment account.

Nuveen Closed-End Funds Automatic Reinvestment Plan
Nuveen Closed-End Fund allows you to conveniently reinvest distributions in additional Fund shares. By choosing to reinvest, you'll be able to invest money regularly and automatically, and watch your investment grow through the power of compounding. Just like distributions in cash, there may be times when income or capital gains taxes may be payable on distributions that are reinvested. It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.
Easy and convenient
To make recordkeeping easy and convenient, each month you'll receive a statement showing your total distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.
How shares are purchased
The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the greater of the net asset value or 95% of the then-current market price. If the shares are trading at less than net as -set value, shares for your account will be purchased on the open market. If the Plan Agent begins purchasing Fund shares on the open market while shares are trading below net asset value, but the Fund's shares subsequently trade at or above their net asset value before the Plan Agent is able to complete its purchases, the Plan Agent may cease open-market purchases and may invest the uninvested portion of the distribution in newly-issued Fund shares at a price equal to the greater of the shares' net asset value or 95% of the shares' market value on the last business day imme -diately prior to the purchase date. Distributions received to purchase shares in the open market will normally be invested shortly after the distribution payment date. No interest will be paid on distributions awaiting reinvestment. Because the market price of the shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.
Flexible
You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change. You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan. The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.
Call today to start reinvesting distributions
For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial advisor or call us at (800) 257-8787.

78	NUVEEN

Board Members & Officers (Unaudited)
The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board of Trustees of the Funds. The number of trustees of the Funds is set at twelve. None of the trustees who are not "interested" persons of the Funds (referred to herein as "independent trustees") has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the trustees and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

	Name,	Position(s) Held	Year First	Principal	Number
	Year of Birth	with the Funds	Elected or	Occupation(s)	of Portfolios
	& Address		Appointed	Including other	in Fund Complex
			and Term(1)	Directorships	Overseen by
				During Past 5 Years	Board Member

Independent Board Members:

■	WILLIAM J. SCHNEIDER 1944 333 W. Wacker Drive Chicago, IL 6o6o6	Chairman and Board Member	1996 Class III	Chairman of Miller-Valentine Partners, a real estate investment company; Board Member of WDPR Public Radio station; formerly, Senior Partner and Chief Operating Officer (retired (2004) of Miller-Valentine Group; formerly, Board member, Business Advisory Council of the Cleveland Federal Reserve Bank and University of Dayton Business School Advisory Council; past Chair and Director, Dayton Development Coalition.	181

■	JACK B. EVANS 1948 333 W. Wacker Drive Chicago, IL 6o6o6	Board Member	1999 Class III	President, The Hall-Perrine Foundation, a private philanthropic corporation (since 1996); Director and Chairman, United Fire Group, a publicly held company; Director, The Gazette Company; Life Trustee of Coe College and the Iowa College Foundation; formerly, President Pro-Tem of the Board of Regents for the State of Iowa University System; formerly, Director, Alliant Energy; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc., a regional financial services firm.	181

■	WILLIAM C. HUNTER 1948 333 W. Wacker Drive Chicago, IL 6o6o6	Board Member	2003 Class I
Dean Emeritus, formerly, Dean, Tippie College of Business, University of Iowa (2006-2012); Director (since 2004) of Xerox Corporation; past Director (2005- 2015), and past President (2010-2014) Beta Gamma Sigma, Inc., The International Business Honor Society; Director of Wellmark, Inc. (since 2009); formerly, Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003); formerly, Director (1997-2007), Credit Research Center at Georgetown University.
181

■	DAVID J. KUNDERT 1942 333 W. Wacker Drive Chicago, IL 6o6o6	Board Member	2005 Class II
Formerly, Director, Northwestern Mutual Wealth Management Company (2006-2013), retired (since 2004) as Chairman, JPMorgan Fleming Asset Management, President and CEO, Banc One Investment Advisors Corporation, and President, One Group Mutual Funds; prior thereto, Executive Vice President, Banc One Corporation and Chairman and CEO, Banc One Investment Management Group; Regent Emeritus, Member of Investment Committee, Luther College; member of the Wisconsin Bar Association; member of Board of Directors and Chair of Investment Committee, Greater Milwaukee Foundation; member of the Board of Directors (Milwaukee), College Possible; Board member of Milwaukee Repertory Theatre (since 2016).
181

NUVEEN	79

Board Members & Officers (Unaudited) (continued)

	Name,	Position(s) Held	Year First	Principal	Number
	Year of Birth	with the Funds	Elected or	Occupation(s)	of Portfolios
	& Address		Appointed	Including other	in Fund Complex
			and Term(1)	Directorships	Overseen by
				During Past 5 Years	Board Member

Independent Board Members (continued):

■	ALBIN F. MOSCHNER(2) 1952 333 W. Wacker Drive Chicago, IL 60606	Board Member	2016 Class III
Founder and Chief Executive Officer, Northcroft Partners, LLC, a management consulting firm (since 2012); previously, held positions at Leap Wireless International, Inc., including Consultant (2011-2012), Chief Operating Officer (2008-2011), and Chief Marketing Officer (2004-2008); formerly, President, Verizon Card Services division of Verizon Communications, Inc. (2000-2003); formerly, President, One Point Services at One Point Communications (1999- 2000); formerly, Vice Chairman of the Board, Diba, Incorporated (1996-1997); formerly, various executive positions with Zenith Electronics Corporation (1991- 1996). Director, USA Technologies, Inc., a provider of solutions and services to facilitate electronic payment transactions (since 2012); formerly, Director, Wintrust Financial Corporation (1996-2016).
181

■	JOHN K. NELSON 1962 333 W. Wacker Drive Chicago, IL 6o6o6	Board Member	2013 Class II
Member of Board of Directors of Core12 LLC (since 2008), a private firm which develops branding, marketing and communications strategies for clients; Director of The Curran Center for Catholic American Studies (since 2009) and The President's Council, Fordham University (since 2010); formerly, senior external advisor to the financial services practice of Deloitte Consulting LLP (2012- 2014): formerly, Chairman of the Board of Trustees of Marian University (2010 as trustee, 2011-2014 as Chairman); formerly, Chief Executive Officer of ABN AMRO N.V. North America, and Global Head of its Financial Markets Division (2007-2008); prior senior positions held at ABN AMRO include Corporate Executive Vice President and Head of Global Markets-the Americas (2006-2007), CEO of Wholesale Banking North America and Global Head of Foreign Exchange and Futures Markets (2001-2006), and Regional Commercial Treasurer and Senior Vice President Trading-North America (1996-2001); formerly, Trustee at St. Edmund Preparatory School in New York City.
181

■	JUDITH M. STOCKDALE 1947 333 W. Wacker Drive Chicago, IL 6o6o6	Board Member	1997 Class I	Board Member, Land Trust Alliance (since 2013) and U.S. Endowment for Forestry and Communities (since 2013); formerly, Executive Director (1994- 2012), Gaylord and Dorothy Donnelley Foundation; prior thereto, Executive Director, Great Lakes Protection Fund (1990-1994).	181

■	CAROLE E. STONE 1947 333 W. Wacker Drive Chicago, IL 6o6o6	Board Member	2007 Class I	Director, Chicago Board Options Exchange, Inc. (since 2006); Director, C2 Options Exchange, Incorporated (since 2009); Director, CBOE Holdings, Inc.(since 2010); formerly, Commissioner, New York State Commission on Public Authority Reform (2005-2010).	181

■	TERENCE J. TOTH 1959 333 W. Wacker Drive Chicago, IL 6o6o6	Board Member	2008 Class II
Co-Founding Partner, Promus Capital (since 2008); Director, Fulcrum IT Service LLC (since 2010) and Quality Control Corporation (since 2012); member: Catalyst Schools of Chicago Board (since 2008) and Mather Foundation Board (since 2012), and chair of its Investment Committee; formerly, Director, Legal & General Investment Management America, Inc.(2008-2013); formerly, CEO and President, Northern Trust Global Investments (2004-2007): Executive Vice President, Quantitative Management & Securities Lending (2000- 2004); prior thereto, various positions with Northern Trust Company (since 1994); formerly, Member, Northern Trust Mutual Funds Board (2005-2007), Northern Trust Global Investments Board (2004-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003- 2007) and Northern Trust Hong Kong Board (1997-2004).
181

80	NUVEEN

	Name,	Position(s) Held	Year First	Principal	Number
	Year of Birth	with the Funds	Elected or	Occupation(s)	of Portfolios
	& Address		Appointed	Including other	in Fund Complex
			and Term(1)	Directorships	Overseen by
				During Past 5 Years	Board Member

Independent Board Members (continued):

■	MARGARET L. WOLFF 1955 333 W. Wacker Drive Chicago, IL 6o6o6	Board Member	2016 Class I
Member of the Board of Directors (since 2013) of Travelers Insurance Company of Canada and The Dominion of Canada General Insurance Company (each, a part of Travelers Canada, the Canadian operation of The Travelers Companies, Inc.); formerly, Of Counsel, Skadden, Arps, Slate, Meagher & Flom LLP (Mergers & Acquisitions Group) (2005- 2014); Member of the Board of Trustees of New York-Presbyterian Hospital (since 2005); Member (since 2004) and Chair (since 2015) of the Board of Trustees of The John A. Hartford Foundation (a philanthropy dedicated to improving the care of older adults); formerly, Member (2005-2015) and Vice Chair (2011-2015) of the Board of Trustees of Mt. Holyoke College.
181

Interested Board Members:

■	WILLIAM ADAMS IV(3) 1955 333 W. Wacker Drive Chicago, IL 6o6o6	Board Member	2013 Class II
Co-Chief Executive Officer and Co-President (since March 2016), formerly, Senior Executive Vice President, Global Structured Products (2010-2016) of Nuveen Investments, Inc.; Executive Vice President (since February 2017) of Nuveen, LLC; Co-President of Nuveen Fund Advisors, LLC (since 2011); Co-Co-President, Global Products and Solutions (since January 2017), formerly, Chief Executive Officer (2016- 2017), formerly, Senior Executive Vice President of Nuveen Securities, LLC; President (since 2011), of Nuveen Commodities Asset Management, LLC; Board Member of the Chicago Symphony Orchestra and of Gilda's Club Chicago; formerly, Executive Vice President, U.S. Structured Products, of Nuveen Investments, Inc. (1999-2010).
181

■	MARGO L. COOK(2)(3) 1964 333 W. Wacker Drive Chicago, IL 6o6o6	Board Member	2016 Class III
Co-Chief Executive Officer and Co-President (since March 2016), formerly, Senior Executive Vice President of Nuveen Investments, Inc.; Co-President, Global Products and Solutions (since January 2017), formerly, Co-Chief Executive Officer (2015-2016), formerly, Executive Vice President (2013-2015), of Nuveen Securities, LLC; Executive Vice President (since February 2017) of Nuveen, LLC; Co-President (since October 2016), formerly Senior Executive Vice President of Nuveen Fund Advisors, LLC (Executive Vice President since 2011); formerly, Managing Director of Nuveen Commodities Asset Management, LLC (2011-2016); Chartered Financial Analyst.
181

	Name,	Position(s) Held	Year First	Principal	Number
	Year of Birth	with the Funds	Elected or	Occupation(s)	of Portfolios
	& Address		Appointed(4)	During Past 5 Years	in Fund Complex
					Overseen
					by Officer

Officers of the Funds:

■	CEDRIC H. ANTOSIEWICZ 1962 333 W. Wacker Drive Chicago, IL 6o6o6	Chief Administrative Officer	2007	Senior Managing Director (since January 2017), formerly, Managing Director (2004-2017) of Nuveen Securities, LLC; Senior Managing Director (since February 2017), formerly, Managing Director (2014-2017) of Nuveen Fund Advisors, LLC.	76

■	LORNA C. FERGUSON 1945 333 W. Wacker Drive Chicago, IL 6o6o6	Vice President	1998	Managing Director (since 2004) of Nuveen.	182

NUVEEN	81

Board Members & Officers (Unaudited) (continued)

	Name,	Position(s) Held	Year First	Principal	Number
	Year of Birth	with the Funds	Elected or	Occupation(s)	of Portfolios
	& Address		Appointed(4)	During Past 5 Years	in Fund Complex
					Overseen
					by Officer

Officers of the Funds (continued):

■	STEPHEN D. FOY 1954 333 W. Wacker Drive Chicago, IL 6o6o6	Vice President and Controller	1998	Managing Director (since 2014), formerly, Senior Vice President (2013- 2014) and Vice President (2005-2013) of Nuveen Fund Advisors, LLC; Chief Financial Officer of Nuveen Commodities Asset Management, LLC (since 2010); Managing Director (since 2016) of Nuveen Securities, LLC; Certified Public Accountant.	182

■	NATHANIEL T. JONES 1979 333 W. Wacker Drive Chicago, IL 6o6o6	Vice President and Treasurer	2016	Managing Director (since January 2017), formerly, Senior Vice President (2016-2017), formerly, Vice President (2011-2016) of Nuveen.; Chartered Financial Analyst.	182

■	WALTER M. KELLY 197o 333 W. Wacker Drive Chicago, IL 6o6o6	Chief Compliance Officer and Vice President	2003	Managing Director (since January 2017), formerly, Senior Vice President (2008-2017) of Nuveen.	182

■	DAVID J. LAMB 1963 333 W. Wacker Drive Chicago, IL 6o6o6	Vice President	2015	Managing Director (since January 2017), formerly, Senior Vice President of Nuveen Investments Holdings, Inc. (since 2006), Vice President prior to 2006.	76

■	TINA M. LAZAR 1961 333 W. Wacker Drive Chicago, IL 6o6o6	Vice President	2002	Managing Director (since January 2017), formerly, Senior Vice President (2014-2017) of Nuveen Securities, LLC.	182

■	KEVIN J. MCCARTHY 1966 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2007
Senior Managing Director (since February 2017), formerly, Executive Vice President (2016-2017), Secretary (since 2016) and General Counsel (since 2016), formerly, Managing Director and Assistant Secretary of Nuveen Investments, Inc.; Senior Managing Director (since January 2017), formerly, Executive Vice President (2016-2017), formerly, Managing Director (2008-2016), and Assistant Secretary (since 2008) of Nuveen Securities, LLC; Senior Managing Director (since February 2017), formerly, Executive Vice President (2016-2017), and Secretary (since 2016), formerly, Managing Director (2008-2016) and Assistant Secretary (2007-2016), and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Senior Managing Director (since February 2017), formerly, Executive Vice President (2016-2017) and Secretary (since 2016), formerly, Managing Director, Assistant Secretary (2011-2016), and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Senior Managing Director (since February 2017), formerly, Executive Vice President (2016- 2017) and Secretary (since 2016) of Nuveen Investments Advisers, LLC; Vice President (since 2007) and Secretary (since 2016) of NWQ Investment Management Company, LLC, Symphony Asset Management LLC, Santa Barbara Asset Management, LLC and Winslow Capital Management, LLC (since 2010); Vice President (since 2010) and Secretary (since 2016), formerly, Assistant Secretary of Nuveen Commodities Asset Management, LLC.
					182

■	KATHLEEN L. PRUDHOMME 1953 901 Marquette Avenue Minneapolis, MN 55402	Vice President and Assistant Secretary	2011	Managing Director, Assistant Secretary and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Managing Director and Assistant Secretary (since 2011) of Nuveen Securities, LLC; formerly, Deputy General Counsel, FAF Advisors, Inc. (2004-2010).	182

82	NUVEEN

	Name,	Position(s) Held	Year First	Principal	Number
	Year of Birth	with the Funds	Elected or	Occupation(s)	of Portfolios
	& Address		Appointed(4)	During Past 5 Years	in Fund Complex
					Overseen
					by Officer

Officers of the Funds (continued):

■	CHRISTOPHER M. ROHRBACHER 1971 333 W. Wacker Drive Chicago, IL 6o6o6	Vice President and Assistant Secretary	2008	Managing Director (since January 2017) of Nuveen Securities, LLC; Managing Director (since January 2017), formerly, Senior Vice President (2016-2017) and Assistant Secretary (since October 2016) of Nuveen Fund Advisors, LLC; Vice President and Assistant Secretary (since 2010) of Nuveen Commodities Asset Management, LLC.	182

■	JOEL T. SLAGER 1978 333 W. Wacker Drive Chicago, IL 6o6o6	Vice President and Assistant Secretary	2013	Fund Tax Director for Nuveen Funds (since 2013); previously, Vice President of Morgan Stanley Investment Management, Inc., Assistant Treasurer of the Morgan Stanley Funds (from 2010 to 2013).	182

■	GIFFORD R. ZIMMERMAN 1956 333 W. Wacker Drive Chicago, IL 6o6o6	Vice President and Secretary	1988
Managing Director (since 2002), and Assistant Secretary of Nuveen Securities, LLC; Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; Managing Director (since 2002), Assistant Secretary (since 1997) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel of Nuveen Asset Management, LLC (since 2011); Vice President (since February 2017), formerly, Managing Director (2003-2017) and Assistant Secretary (since 2003) of Symphony Asset Management LLC; Managing Director and Assistant Secretary (since 2002) of Nuveen Investments Advisers, LLC; Vice President and Assistant Secretary of NWQ Investment Management Company, LLC (since 2002), Santa Barbara Asset Management, LLC (since 2006), and of Winslow Capital Management, LLC, (since 2010); Chartered Financial Analyst.
					182

(1)
The Board of Trustees is divided into three classes, Class I, Class II, and Class III, with each being elected to serve until the third succeeding annual shareholders' meeting subsequent to its election or thereafter in each case when its respective successors are duly elected or appointed, except two board members are elected by the holders of Preferred Shares, when applicable, to serve until the next annual shareholders' meeting subsequent to its election or thereafter in each case when its respective successors are duly elected or appointed. The year first elected or appointed represents the year in which the board member was first elected or appointed to any fund in the Nuveen Complex.

(2)	On June 22, 2016, Ms. Cook and Mr. Moschner were appointed as Board members, effective July 1, 2016.
(3)	"Interested person" as defined in the 1940 Act, by reason of his position with Nuveen Investments, Inc. and certain of its subsidiaries, which are affiliates of the Nuveen Funds.
(4)
Officers serve one year terms through August of each year. The year first elected or appointed represents the year in which the Officer was first elected or appointed to any fund in the Nuveen Complex.

NUVEEN	83

Nuveen:
                        Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality equity and fixed-income solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.
Nuveen helps secure the long-term goals of individual investors and the advisors who serve them, providing access to investment expertise from leading asset managers and solutions across traditional and alternative asset classes. Built on more than a century of industry leadership, Nuveen's teams of experts align with clients' specific financial needs and goals, demonstrating commitment to advisors and investors through market perspectives and wealth management and portfolio advisory services. Nuveen manages $236 billion in assets as of December 31, 2016.

Find out how we can help you.
To learn more about how the products and services of Nuveen may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.
Learn more about Nuveen Funds at: www.nuveen.com/cef

Securities offered through Nuveen Securities, LLC, member FINRA and SIPC | 333 West Wacker Drive Chicago, IL 60606 | www.nuveen.com

EAN-C-0217D 138504

ITEM 2. CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no amendments to or waivers from the Code during the period covered by this report. The registrant has posted the code of ethics on its website at www.nuveen.com/CEF/Shareholder/FundGovernance.aspx. (To view the code, click on Code of Conduct.)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Directors or Trustees (“Board”) determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. The registrant’s audit committee financial experts are Carole E. Stone and Jack B. Evans, who are “independent” for purposes of Item 3 of Form N-CSR.

Ms. Stone served for five years as Director of the New York State Division of the Budget. As part of her role as Director, Ms. Stone was actively involved in overseeing the development of the State’s operating, local assistance and capital budgets, its financial plan and related documents; overseeing the development of the State’s bond-related disclosure documents and certifying that they fairly presented the State’s financial position; reviewing audits of various State and local agencies and programs; and coordinating the State’s system of internal audit and control. Prior to serving as Director, Ms. Stone worked as a budget analyst/examiner with increasing levels of responsibility over a 30 year period, including approximately five years as Deputy Budget Director. Ms. Stone has also served as Chair of the New York State Racing Association Oversight Board, as Chair of the Public Authorities Control Board, as a Commissioner on the New York State Commission on Public Authority Reform and as a member of the Boards of Directors of several New York State public authorities. These positions have involved overseeing operations and finances of certain entities and assessing the adequacy of project/entity financing and financial reporting. Currently, Ms. Stone is on the Board of Directors of CBOE Holdings, Inc., of the Chicago Board Options Exchange, and of C2 Options Exchange. Ms. Stone’s position on the boards of these entities and as a member of both CBOE Holdings’ Audit Committee and its Finance Committee has involved, among other things, the oversight of audits, audit plans and preparation of financial statements.

Mr. Evans was formerly President and Chief Operating Officer of SCI Financial Group, Inc., a full service registered broker-dealer and registered investment adviser (“SCI”). As part of his role as President and Chief Operating Officer, Mr. Evans actively supervised the Chief Financial Officer (the “CFO”) and actively supervised the CFO’s preparation of financial statements and other filings with various regulatory authorities. In such capacity, Mr. Evans was actively involved in the preparation of SCI’s financial statements and the resolution of issues raised in connection therewith. Mr. Evans has also served on the audit committee of various reporting companies. At such companies, Mr. Evans was involved in the oversight of audits, audit plans, and the preparation of financial statements. Mr. Evans also formerly chaired the audit committee of the Federal Reserve Bank of Chicago.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Nuveen New York Municipal Value Fund, Inc.

The following tables show the amount of fees that KPMG LLP, the Fund’s auditor, billed to the Fund during the Fund’s last two full fiscal years. For engagements with KPMG LLP the Audit Committee approved in advance all audit services and non-audit services that KPMG LLP provided to the Fund, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the “pre-approval exception”). The pre-approval exception for services provided directly to the Fund waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Fund to its accountant during the fiscal year in which the services are provided; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the audit is completed.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

SERVICES THAT THE FUND’S AUDITOR BILLED TO THE FUND

	Audit Fees Billed	Audit-Related Fees	Tax Fees	All Other Fees
Fiscal Period Ended	to Fund [1]	Billed to Fund [2]	Billed to Fund [3]	Billed to Fund [4]
February 28, 2017 [5]	$21,960	$0	$0	$0

Percentage approved	0%	0%	0%	0%
pursuant to
pre-approval
exception

September 30, 2016	$21,200	$0	$0	$50

Percentage approved	0%	0%	0%	0%
pursuant to
pre-approval
exception

[1] "Audit Fees" are the aggregate fees billed for professional services for the audit of the Fund's annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

[2] "Audit Related Fees" are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements that are not reported under "Audit Fees". These fees include offerings related to the Fund's common shares and leverage.

[3] "Tax Fees" are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning. These fees include: all global withholding tax services; excise and state tax reviews; capital gain, tax equalization and taxable basis calculation performed by the principal accountant.

[4] "All Other Fees" are the aggregate fees billed for products and services other than "Audit Fees", "Audit-Related Fees" and "Tax Fees". These fees represent all "Agreed-Upon Procedures" engagements pertaining to the Fund's use of leverage.

[5] Fund changed fiscal year from September to February starting in 2017.

SERVICES THAT THE FUND’S AUDITOR BILLED TO THE ADVISER AND AFFILIATED FUND SERVICE PROVIDERS

The following tables show the amount of fees billed by KPMG LLP to Nuveen Fund Advisors, LLC (formerly Nuveen Fund Advisors, Inc.) (the “Adviser”), and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two full fiscal years.

The tables also show the percentage of fees subject to the pre-approval exception. The pre-approval exception for services provided to the Adviser and any Affiliated Fund Service Provider (other than audit, review or attest services) waives the pre-approval requirement if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid to KPMG LLP by the Fund, the Adviser and Affiliated Fund Service Providers during the fiscal year in which the services are provided that would have to be pre-approved by the Audit Committee; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the Fund’s audit is completed.

	Audit-Related Fees	Tax Fees Billed to	All Other Fees
	Billed to Adviser and	Adviser and	Billed to Adviser
	Affiliated Fund	Affiliated Fund	and Affiliated Fund
Fiscal Period Ended	Service Providers	Service Providers	Service Providers
February 28, 2017 [1]	$ 0	$ 0	$ 0

Percentage approved	0%	0%	0%
pursuant to
pre-approval
exception
September 30, 2016	$ 0	$ 0	$ 0

Percentage approved	0%	0%	0%
pursuant to
pre-approval
exception

1 Fund changed fiscal year from September to February starting in 2017.

NON-AUDIT SERVICES

The following table shows the amount of fees that KPMG LLP billed during the Fund’s last two full fiscal years for non-audit services. The Audit Committee is required to pre-approve non- audit services that KPMG LLP provides to the Adviser and any Affiliated Fund Services Provider, if the engagement related directly to the Fund’s operations and financial reporting (except for those subject to the pre-approval exception described above). The Audit Committee requested and received information from KPMG LLP about any non-audit services that KPMG LLP rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating KPMG LLP’s independence.

Total Non-Audit Fees
billed to Adviser and
		Affiliated Fund Service	Total Non-Audit Fees
		Providers (engagements	billed to Adviser and
		related directly to the	Affiliated Fund Service
	Total Non-Audit Fees	operations and financial	Providers (all other
Fiscal Period Ended	Billed to Fund	reporting of the Fund)	engagements)	Total
February 28, 2017 [1]	$ 0	$ 0	$ 0	$ 0
September 30, 2016	$ 50	$ 0	$ 0	$ 50

"Non-Audit Fees billed to Fund" for both fiscal year ends represent "Tax Fees" and "All Other Fees" billed to Fund in their respective amounts from the previous table.

Less than 50 percent of the hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

[1] Fund changed fiscal year from September to February starting in 2017.

Audit Committee Pre-Approval Policies and Procedures. Generally, the Audit Committee must approve (i) all non-audit services to be performed for the Fund by the Fund’s independent accountants and (ii) all audit and non-audit services to be performed by the Fund’s independent accountants for the Affiliated Fund Service Providers with respect to operations and financial reporting of the Fund. Regarding tax and research projects conducted by the independent accountants for the Fund and Affiliated Fund Service Providers (with respect to operations and financial reports of the Fund) such engagements will be (i) pre-approved by the Audit Committee if they are expected to be for amounts greater than $10,000; (ii) reported to the Audit Committee chairman for his verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the Audit Committee at the next Audit Committee meeting if they are expected to be for an amount under $5,000.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant’s Board has a separately designated Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (15 U.S.C. 78c(a)(58)(A)). The members of the audit committee are Jack B. Evans, David J. Kundert, John K. Nelson, Carole E. Stone and Terence J. Toth.

ITEM 6. SCHEDULE OF INVESTMENTS.

a) See Portfolio of Investments in Item 1.

b) Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Nuveen Fund Advisors, LLC is the registrant’s investment adviser (referred to herein as the “Adviser”).  The Adviser is responsible for the on-going monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain clerical, bookkeeping and administrative services.  The Adviser has engaged Nuveen Asset Management, LLC (“Sub-Adviser”) as Sub-Adviser to provide discretionary investment advisory services.  As part of these services, the Adviser has delegated to the Sub-Adviser the full responsibility for proxy voting on securities held in the registrant’s portfolio and related duties in accordance with the Sub-Adviser’s policies and procedures.  The Adviser periodically monitors the Sub-Adviser’s voting to ensure that it is carrying out its duties.  The Sub-Adviser’s proxy voting policies and procedures are attached to this filing as an exhibit and incorporated herein by reference.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Nuveen Fund Advisors, LLC is the registrant’s investment adviser (also referred herein to as the “Adviser”).  The Adviser is responsible for the selection and on-going monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain clerical, bookkeeping and administrative services.  The Adviser has engaged Nuveen Asset Management, LLC (“Nuveen Asset Management” or “Sub-Adviser”) as Sub-Adviser to provide discretionary investment advisory services. The following section provides information on the portfolio manager at the Sub-Adviser:

Item 8(a)(1). PORTFOLIO MANAGER BIOGRAPHY

Scott R. Romans, PhD, Senior Vice President of Nuveen Asset Management, joined Nuveen Investments in 2000 as a senior analyst in the education sector. In 2003, he was assigned management responsibility for several closed- and open-ended municipal bond funds.  Currently, he manages investments for 14 Nuveen-sponsored investment companies.

Item 8(a)(2). OTHER ACCOUNTS MANAGED BY THE PORTFOLIO MANAGER

Other Accounts Managed. In addition to managing the registrant, the portfolio manager is also primarily responsible for the day-to-day portfolio management of the following accounts:

Portfolio Manager	Type of Account Managed	Number of Accounts	Assets*
Scott R. Romans	Registered Investment Company	13	$13.24 billion
	Other Pooled Investment Vehicles	0	$0
	Other Accounts	2	$.9 million
*	Assets are as of February 28, 2017. None of the assets in these accounts are subject to an advisory fee based on performance.

POTENTIAL MATERIAL CONFLICTS OF INTEREST
Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one account. More specifically, portfolio managers who manage multiple accounts are presented a number of potential conflicts, including, among others, those discussed below.
The management of multiple accounts may result in a portfolio manager devoting unequal time and attention to the management of each account. Nuveen Asset Management seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most accounts managed by a portfolio manager in a particular investment strategy are managed using the same investment models.
If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one account, an account may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible accounts. To deal with these situations, Nuveen Asset Management has adopted procedures for allocating limited opportunities across multiple accounts.
With respect to many of its clients’ accounts, Nuveen Asset Management determines which broker to use to execute transaction orders, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts, Nuveen Asset Management may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, Nuveen Asset Management may place separate, non-simultaneous, transactions for a Fund and other accounts which may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the Fund or the other accounts.
Some clients are subject to different regulations. As a consequence of this difference in regulatory requirements, some clients may not be permitted to engage in all the investment techniques or transactions or to engage in these transactions to the same extent as the other accounts managed by the portfolio manager. Finally, the appearance of a conflict of interest may arise where Nuveen Asset Management has an incentive, such as a performance-based management fee, which relates to the management of some accounts, with respect to which a portfolio manager has day-to-day management responsibilities.
Nuveen Asset Management has adopted certain compliance procedures which are designed to address these types of conflicts common among investment managers. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Item 8(a)(3). FUND MANAGER COMPENSATION

Portfolio manager compensation consists primarily of base pay, an annual cash bonus and long term incentive payments.

Base pay. Base pay is determined based upon an analysis of the portfolio manager’s general performance, experience, and market levels of base pay for such position.

Annual cash bonus.  The Fund’s portfolio managers are eligible for an annual cash bonus based on investment performance, qualitative evaluation and financial performance of Nuveen Asset Management.

A portion of each portfolio manager’s annual cash bonus is based on the Fund’s pre-tax investment performance, generally measured over the past one- and three or five-year periods unless the portfolio manager’s tenure is shorter. Investment performance for the Fund generally is determined by evaluating the Fund’s performance relative to its benchmark(s) and/or Lipper industry peer group.

A portion of the cash bonus is based on a qualitative evaluation made by each portfolio manager’s supervisor taking into consideration a number of factors, including the portfolio manager’s team collaboration, expense management, support of personnel responsible for asset growth, and his or her compliance with Nuveen Asset Management’s policies and procedures.

The final factor influencing a portfolio manager’s cash bonus is the financial performance of Nuveen Asset Management based on its operating earnings.

Long-term incentive compensation. Certain key employees of Nuveen Asset Management, including certain portfolio managers, have received profits interests in Nuveen Asset Management which entitle their holders to participate in the firm’s growth over time.

There are generally no differences between the methods used to determine compensation with respect to the Fund and the Other Accounts shown in the table above.

Item 8(a)(4). OWNERSHIP OF REGISTRANT’S SECURITIES AS OF FEBRUARY 28, 2017

Name of Portfolio Manager	None	$1 - $10,000	$10,001-$50,000	$50,001-$100,000	$100,001-$500,000	$500,001-$1,000,000	Over $1,000,000
Scott Romans	X

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board implemented after the registrant last provided disclosure in response to this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a)
The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)
There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form.

(a)(1)
Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable because the code is posted on registrant’s website at www.nuveen.com/CEF/Shareholder/FundGovernance.aspx and there were no amendments during the period covered by this report. (To view the code, click on Code of Conduct.)

(a)(2)
A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: Ex-99.CERT Attached hereto.

(a)(3)
Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(b)
If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)); Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference. Ex-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen New York Municipal Value Fund, Inc.

By (Signature and Title) /s/ Gifford R. Zimmerman
Gifford R. Zimmerman
Vice President and Secretary

Date: May 5, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title) /s/ Cedric H. Antosiewicz
Cedric H. Antosiewicz
Chief Administrative Officer
(principal executive officer)

Date: May 5, 2017

By (Signature and Title) /s/ Stephen D. Foy
Stephen D. Foy
Vice President and Controller
(principal financial officer)

Date: May 5, 2017